As filed with the Securities and Exchange Commission on or about April 29, 2002

                                         Securities Act Registration No. 2-73968
                                Investment Company Act Registration No. 811-3256

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [   ]
         Pre-Effective Amendment No.                                      [   ]

         Post-Effective Amendment No.   33                                [ X ]

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [   ]
         Amendment No.   34                                               [ X ]

                      (Check appropriate box or boxes)

                           STRONG BALANCED FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

        100 Heritage Reserve
    Menomonee Falls, Wisconsin                                          53051
(Address of Principal Executive Offices)                             (Zip Code)

        Registrant's Telephone Number, including Area Code: (414) 359-3400

                                Richard W. Smirl
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)



         It  is  proposed  that  this  filing  will  become   effective   (check
         appropriate box).

         [ ] immediately  upon filing pursuant to paragraph (b) of Rule 485
         [X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
         [ ] 75 days after filing pursuant to paragraph  (a)(2) of Rule 485
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                          PROSPECTUS MAY 1, 2002




[INVESTOR CLASS (written vertically)]





                                                                      The Strong
                                                                            Core
                                                                           Funds


                                                                [PICTURE OF MAN]










                                          Strong Balanced Fund
                                    Strong Balanced Asset Fund
                                 Strong Growth and Income Fund
                                         Strong Index 500 Fund
                                    Strong Large Cap Core Fund
                                       Strong Opportunity Fund


                                                            STRONG [STRONG LOGO]



THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS


YOUR INVESTMENT

KEY INFORMATION

What are the funds' objectives? ...............................................1

What are the funds' principal investment strategies? ..........................2

What are the main risks of investing in the funds? ............................5

What are the funds' fees and expenses? .......................................14

Who are the funds' investment advisor and portfolio managers? ................16


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW ..................................20

Master/Feeder Mutual Fund Structure ..........................................21

Comparing the Funds ..........................................................22

A Word About Credit Quality ..................................................23

Financial Highlights .........................................................25


YOUR ACCOUNT

Share Price ..................................................................32

Buying Shares ................................................................33

Selling Shares ...............................................................35

Additional Policies ..........................................................38

Distributions ................................................................41

Taxes ........................................................................42

Services For Investors .......................................................43

Reserved Rights ..............................................................46

For More Information                                                  Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS EITHER TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR FOR EACH OF THE STRONG FUNDS OFFERED IN THIS PROSPECTUS, EXCEPT FOR THE INDEX 500 FUND, OR STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR FOR EACH OF THE STRONG FUNDS OFFERED IN THIS PROSPECTUS, EXCEPT THE INDEX 500 FUND, THE TRANSFER AGENT FOR EACH OF THE STRONG FUNDS OFFERED IN THIS PROSPECTUS, AND THE SHAREHOLDER SERVICING AGENT FOR THE INDEX 500 FUND.

                                                                 YOUR INVESTMENT

KEY INFORMATION


WHAT ARE THE FUNDS' OBJECTIVES?


The STRONG BALANCED FUND seeks high total return consistent with reasonable risk over the long term.


The STRONG BALANCED ASSET FUND (formerly, the Strong Balanced Stock Fund) seeks total return by investing for both income and capital growth.


The STRONG GROWTH AND INCOME FUND seeks high total return by investing for capital growth and income.


The STRONG INDEX 500 FUND seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies. The fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (Master Portfolio), a series of Master Investment Portfolio, that has a substantially similar investment objective. The Master Portfolio holds each of the stocks that make up the S&P 500 COMPOSITE STOCK PRICE INDEX* (S&P 500 INDEX), which is a widely used measure of large U.S.-company stock performance. It consists of the common stocks of 500 major corporations selected according to (1) their size, (2), the frequency and ease by which their stocks trade, and (3) the range and diversity of the American economy. For simplicity's sake, all discussion of the fund's investment objectives, strategies, and risks refers also to the Master Portfolio's objectives, strategies, and risks, unless otherwise indicated.

The STRONG LARGE CAP CORE FUND and STRONG OPPORTUNITY FUND both seek capital growth.

 ((Side Box))
--------------------------------------------------------------------------------
In a CAPITALIZATION-WEIGHTED TOTAL RATE OF RETURN, each stock contributes to the index in the same proportion as the value of its shares in the index. Thus, if the shares of Company A are worth twice as much as the shares of Company B, A's return will count twice as much as B's in calculating the index's overall return. This method contrasts with EQUAL WEIGHTED RETURN, by which A's performance, and B's performance and the performance of every other stock in the index would count the same even though the company's percentage of the index differ.
--------------------------------------------------------------------------------


*S&P DOES NOT SPONSOR, ENDORSE, SELL, OR PROMOTE THE FUND OR THE MASTER PORTFOLIO, NOR IS IT AFFILIATED IN ANY WAY WITH BARCLAYS GLOBAL FUND ADVISORS, THE MASTER PORTFOLIO'S INVESTMENT ADVISOR, THE FUND, OR THE MASTER PORTFOLIO. "STANDARD & POOR'S(R)," "S&P(R)," AND "S&P 500(R)" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY STRONG EQUITY FUNDS, INC. ON BEHALF OF THE FUND AND THE MASTER PORTFOLIO. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THE FUND OR THE MASTER PORTFOLIO.


WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The BALANCED FUND invests, under normal conditions, in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of its net assets will be invested in stocks, 35% in bonds (all of which may be high-yield or junk bonds), and 5% in cash. The fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. The fund may also invest up to 25% of its net assets in foreign securities, and may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

The BALANCED ASSET FUND invests, under normal conditions, about 60% of its net assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of medium- and large-capitalization companies. The portfolio managers generally seek stocks of companies that have above-average projected earnings growth whose stock has a lower price/earnings ratio than that of the S&P 500 Index. The managers believe these value-oriented stocks have the potential to increase in price. The fund invests roughly similar amounts of its assets in each stock in the portfolio. The remaining assets of the fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience. The fund may also invest up to 25% of its net assets in foreign securities. The managers may sell stocks when, based on their growth potential or price, they are no longer attractive. The managers may sell bonds if their fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

The GROWTH AND INCOME FUND, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The fund may also invest up to 25% of its net assets in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen for undervalued securities, improving returns, and earnings growth. The manager may sell a holding when its fundamental qualities deteriorate. In addition, the fund may utilize an active trading approach.

The INDEX 500 FUND invests all of its assets in the Master Portfolio. The Master Portfolio and the fund pursue their objectives by investing in all of the securities that make up the S&P 500 Index, and investing in these securities in proportions that match the weightings of the S&P 500 Index. Under normal conditions, the Master Portfolio invests at least 90% of its net assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The Master Portfolio seeks to come within 95% of S&P 500 Index's total return, before fees and expenses, in falling as well as rising markets. It does not seek to "beat" the market it tracks.

The LARGE CAP CORE FUND invests, under normal conditions, at least 80% of its net assets in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

The OPPORTUNITY FUND invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases the analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

The managers of each fund, except the INDEX 500 FUND, may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the fund earning a lower return than it would have otherwise achieved if the managers had not adopted a temporary defensive position. In this case, the fund may not achieve its investment objectives. In addition, each fund, except the INDEX 500 FUND, the LARGE CAP CORE FUND, and THE OPPORTUNITY FUND, may use derivatives to attempt to manage market or business risk or to seek to enhance the fund's return. The Master Portfolio used by the INDEX 500 FUND may use derivatives to attempt to manage market or business risk or as a substitute for a comparable market position in the underlying securities.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


UNLESS OTHERWISE NOTED, THE RISKS PERTAINING TO THE INDEX 500 FUND ARE THE RISKS OF INVESTING IN THE MASTER PORTFOLIO.

STOCK RISKS: The major risks of each fund are those of investing in the stock market. This means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE TRADING RISK: The BALANCED FUND and the GROWTH AND INCOME FUND may utilize an active trading approach. This approach may increase the fund's costs and reduce the fund's performance.

BOND RISKS: The BALANCED FUND and BALANCED ASSET FUND maintain a significant position in bonds. To the extent they do, the fund is exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

DERIVATIVES RISK: The use of derivatives, such as futures and options, presents a significant risk for all the funds except the LARGE CAP CORE FUND and the OPPORTUNITY FUND. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. When writing put and call options, the fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. When purchasing options, the fund is exposed to the potential loss of principal. The use of derivatives may not always be a successful hedge and using them could lower a fund's return.

FOREIGN SECURITIES RISKS: Each fund may invest in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

GROWTH- AND VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The BALANCED FUND invests in growth-style stocks. The
BALANCED ASSET FUND and the OPPORTUNITY FUND invest in value-style  stocks.  The
GROWTH AND INCOME FUND and LARGE CAP CORE FUND invest in both growth- and value-style stocks. The funds' performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the funds' managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.


HIGH-YIELD BOND RISKS: The BALANCED FUND invests in lower-quality bonds, commonly known as high-yield bonds or junk bonds, that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns, but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the fund's share price.


INDEXING RISK: The INDEX 500 FUND attempts to match the performance of the S&P 500 Index (Index) through its investment in the Master Portfolio, but there is no guarantee that it will be able to do so. The degree to which the Master Portfolio (in which the fund invests all of its assets) fails to track the performance of the Index is referred to as "tracking error," which is expected to be less than 5% over time. The fund may not match the performance of the Index due to several factors, including the costs of the Master Portfolio related to the buying and selling stocks, and the timing of cash flows into and out of the fund and the Master Portfolio. Additionally, because of the possibility of significant redemptions, the economies of scale expected from a master fund/feeder fund relationship may not be achieved.

MANAGEMENT RISK: Each fund, except the INDEX 500 FUND, is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.


NOT INSURED RISK: An investment in a fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


SMALL AND MEDIUM COMPANIES RISKS: Small and medium companies risks are main risks of the BALANCED ASSET FUND, LARGE CAP CORE FUND, and OPPORTUNITY FUND. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

The funds are appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE
Each of the funds, except the BALANCED ASSET FUND and INDEX 500 FUND, has adopted a multiple class plan and may offer one or more classes of shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences among the classes are each class' sales charges, if any, and annual expenses. Each class may also pay different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance of the funds, before and after taxes, does not represent how the funds will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS

-------------------------------------------------------------------------------------------------
                                       Growth and     Index 500    Balanced Asset Large Cap Core
 Year     Balanced     Opportunity       Income
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1992         3.2%         17.4%           -              -              -              -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1993        14.5%         21.2%           -              -              -              -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1994        -1.5%          3.2%           -              -              -              -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1995        22.0%         27.3%           -              -              -              -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1996        10.5%         18.1%          31.9%           -              -              -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1997        16.7%         23.4%          30.4%           -              -              -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1998        21.3%         15.5%          33.0%          28.1%           3.2%           -
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 1999        15.5%         33.4%          32.2%          20.4%           5.1%          29.4%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 2000        -6.4%          8.6%         -10.3%          -9.5%           9.1%          -9.2%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 2001       -11.0%         -4.8%         -20.1%         -12.3%           0.8%         -11.2%
-------------------------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN

------------------------------------- ----------------------------------- -----------------------------------
Balanced                               15.9% (4th Q 1998)                   -9.4% (3rd Q 2001)
Balanced Asset                         11.8% (4th Q 1998)                  -11.5% (3rd Q 1998)
Growth and Income                      23.4% (4th Q 1998)                  -17.8% (1st Q 2001)
Index 500                              21.2% (4th Q 1998)                  -14.8% (3rd Q 2001)
Large Cap Core                         24.7% (4th Q 1998)                  -19.3% (3rd Q 2001)
Opportunity                            19.6% (4th Q 2001)                  -20.1% (3rd Q 2001)

AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12-31-01

-------------------------------------------------- ----------- ----------- ---------- -----------------------
 FUND/INDEX                                          1-YEAR      5-YEAR     10-YEAR    SINCE FUND
                                                                                       INCEPTION(1)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 BALANCED
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return Before Taxes                        -11.03%       6.38%       7.89%        11.91%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions        -12.08%       3.97%       4.89%         8.73%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions         -6.72%(2)    4.19%       5.02%         8.57%
         and Sale of Fund Shares
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 S&P 500 Index (reflects no deduction for fees,     -11.88%      10.70%      12.93%        15.23%
 expenses, or taxes)(3)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Lipper Flexible Portfolio Funds Index (reflects     -7.21%       6.88%       8.59%         -
 no deduction for fees, expenses, or taxes)(4)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
BALANCED ASSET
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return Before Taxes                          0.75%       -            -            4.49%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions          0.49%       -            -            3.59%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions          0.46%       -            -            3.16%
         and Sale of Fund Shares
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 S&P 500 Index (reflects no deduction for fees,     -11.88%       -            -            5.67%
 expenses, or taxes)(3)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Lipper Balanced Funds Index (reflects no            -3.24%       -            -            5.58%
 deduction for fees, expenses, or taxes)(5)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
                                                                                      (CONTINUED ON NEXT PAGE)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 GROWTH AND INCOME
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return Before Taxes                        -20.06%      10.46%        -           13.78%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions        -20.06%       9.99%        -           13.33%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions        -12.22%(2)    8.44%        -           11.40%
         and Sale of Fund Shares
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 S&P 500 Index (reflects no deduction for fees,     -11.88%      10.70%        -           12.65%
 expenses, or taxes)(3)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Lipper Large-Cap Core Funds Index (reflects no     -12.83%       9.59%        -           11.24%
 deduction for fees, expenses, or taxes)(5)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 INDEX 500
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return Before Taxes                        -12.31%        -           -            9.07%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions        -12.56%        -           -            8.43%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions         -7.36%(2)     -           -            7.35%
         and Sale of Fund Shares
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 S&P 500 Index (reflects no deduction for fees,     -11.88%        -           -            9.51%
 expenses or taxes)(3)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Lipper S&P 500 Funds Index (reflects no            -12.21%        -           -            9.21%
 deduction for fees, expenses or taxes)(5)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
                                                                                      (CONTINUED ON NEXT PAGE)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 LARGE CAP CORE
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return Before Taxes                        -11.21%        -           -            4.67%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions        -11.21%        -           -            3.97%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions         -6.83%(2)     -           -            3.49%
         and Sale of Fund Shares
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 S&P 500 Index (reflects no deduction for fees,     -11.88%        -           -            1.66%
 expenses, or taxes)(3)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Lipper Large-Cap Core Funds Index (reflects no     -10.76%        -           -            2.35%
 deduction for fees, expenses, or taxes)(5)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 OPPORTUNITY
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return Before Taxes                         -4.80%      14.47%     15.80%         17.10%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions         -5.42%      11.15%     13.09%         14.72%
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
         Return After Taxes on Distributions         -2.59%(2)   10.87%     12.47%         14.12%
         and Sale of Fund Shares
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Russell MidCap(R)Index (reflects no deduction       -5.62%      11.40%     13.58%         13.90%
 for fees, expenses, or taxes)(6)
-------------------------------------------------- ----------- ----------- ---------- -----------------------
-------------------------------------------------- ----------- ----------- ---------- -----------------------
 Lipper Multi-Cap Value Funds Index (reflects no      1.30%       9.73%     12.31%         12.56%
 deduction for fees, expenses, or taxes)(5)
-------------------------------------------------- ----------- ----------- ---------- -----------------------

 (1) THE BALANCED FUND, THE BALANCED ASSET FUND, THE GROWTH AND INCOME FUND, THE INDEX 500 FUND, THE LARGE CAP CORE FUND, AND THE OPPORTUNITY FUND COMMENCED OPERATIONS ON DECEMBER 30, 1981, DECEMBER 31, 1985, DECEMBER 29, 1995, MAY 1, 1997, DECEMBER 31, 1997, AND JUNE 30, 1998, RESPECTIVELY.

(2) RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE-TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(4) THE LIPPER FLEXIBLE PORTFOLIO FUNDS AVERAGE REPRESENTS FUNDS THAT ALLOCATE THEIR INVESTMENTS ACROSS VARIOUS ASSET CLASSES, INCLUDING DOMESTIC COMMON STOCKS, BONDS AND MONEY MARKET INSTRUMENTS WITH A FOCUS ON TOTAL RETURN.

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(5) THE LIPPER BALANCED FUNDS INDEX, THE LIPPER LARGE-CAP CORE FUNDS INDEX, THE LIPPER MULTI-CAP VALUE FUNDS INDEX, AND THE LIPPER S&P 500 FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORY.
(6) THE RUSSELL MIDCAP(R)INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

The BALANCED ASSET FUND'S and LARGE CAP CORE FUND'S since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares. Shares of the INDEX 500 FUND held for less than six months are subject to a redemption fee of 0.50%. Redemption fees are paid directly to the fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating each fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

The Annual Fund Operating Expenses table shown below is based on actual expenses incurred during the fund's fiscal period ended December 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                              TOTAL ANNUAL                          TOTAL ANNUAL
                                                              FUND OPERATING                        FUND OPERATING
                                                             EXPENSES WITHOUT                        EXPENSES WITH
                                                                CONTRACTUAL       CONTRACTUAL         CONTRACTUAL
                                                              WAIVERS AND/OR     WAIVERS AND/OR     WAIVERS AND/OR
      FUND             MANAGEMENT FEES    OTHER EXPENSES        ABSORPTIONS        ABSORPTIONS        ABSORPTIONS
--------------------- ------------------ ------------------- ------------------ ------------------ ------------------
Balanced              0.55%(1)           0.64%               1.19%              --                 1.19%
Balanced Asset        0.75%(1)           2.53%               3.28%(2)           2.29%              0.99%(2) (3)
Growth and Income     0.55%              0.75%               1.30%              --                 1.30%
Index 500             0.05%(4)           0.82%(5)            0.87%(6)           --                 0.87%(6)
Large Cap Core        0.75%(1)           1.94%               2.69%(2)           0.69               2.00%(2) (7)
Opportunity           0.75%(1)           0.54%               1.29%              --                 1.29%

(1) THE FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON FUND NET ASSETS ABOVE A DESIGNATED LEVEL.
(2) THE BALANCED ASSET FUND AND THE LARGE CAP CORE FUND PARTICIPATED IN A PROGRAM UNDER WHICH THEY RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE FUNDS' OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. THE TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT THESE CREDITS OR OUR VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS FOR THE LARGE CAP CORE FUND. AFTER GIVING EFFECT TO THESE CREDITS AND WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE 3.27% AND 2.04%, RESPECTIVELY. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(3) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR FEES AND/OR ABSORB EXPENSES UNTIL JANUARY 31, 2004, TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 0.99%.
(4) BARCLAYS FUND GLOBAL ADVISORS IS ENTITLED TO RECEIVE A MONTHLY FEE FOR ITS ADVISORY SERVICES.
(5) OTHER EXPENSES INCLUDE SHAREHOLDER SERVICING FEES.
(6) TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH INCLUDE THE FUND'S AND THE MASTER PORTFOLIO'S EXPENSES, FOR THE INDEX 500 FUND DO NOT REFLECT OUR VOLUNTARY WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, TOTAL ANNUAL FUND OPERATING EXPENSES WERE 0.45%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND/OR ABSORPTIONS AT ANY TIME.
(7) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR FEES AND/OR ABSORB EXPENSES UNTIL MAY 1, 2003 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 2.00%.



EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                 1 YEAR             3 YEARS            5 YEARS        10 YEARS
------------------------------------ ------------------ ------------------ -------------- -------------------
Balanced                             $121               $378               $654           $1,443
Balanced Asset                       $331               $1,010             $1,712         $3,576
Growth and Income                    $132               $412               $713           $1,568
Index 500                            $89                $278               $482           $1,073
Large Cap Core                       $272               $835               $1,425         $3,022
Opportunity                          $131               $409               $708           $1,556

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for each fund, except the INDEX 500 FUND. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2002, of $45 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

As compensation for its advisory services, each fund, except the INDEX 500 FUND, pays Strong a management fee at the annual rate specified below of the average daily net asset value of that fund.


FUND                                         FOR THE FIRST $35 MILLION ASSETS       FOR ASSETS ABOVE $35 MILLION
------------------------------------------- ------------------------------------ -----------------------------------
Balanced                                                   0.60%                               0.55%
------------------------------------------- ------------------------------------ -----------------------------------
------------------------------------------- ---------------------- ------------------------- -----------------------

                                              FOR ASSETS UNDER           FOR THE NEXT              FOR ASSETS
                                                 $4 BILLION           $2 BILLION ASSETS       $6 BILLION AND ABOVE
------------------------------------------- ---------------------- ------------------------- -----------------------
Balanced Asset                                      0.75%                   0.725%                    0.70%
Growth and Income                                   0.55%                   0.55%                     0.55%
Large Cap Core                                      0.75%                   0.725%                     0.70%
Opportunity                                         0.75%                   0.725%                     0.70%

The INDEX 500 FUND does not have its own investment advisor. Instead, the fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (Master Portfolio), a series of Master Investment Portfolio. Barclays Global Fund Advisors (BGFA) serves as investment advisor for the Master Portfolio.

BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA makes no attempt to apply economic, financial, or market analysis when managing the Master Portfolio. BGFA selects securities because they will help the Master Portfolio achieve returns corresponding to index returns. Including a security among a Master Portfolio's holdings implies no opinion as to its attractiveness as an investment. BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A., which in turn is an indirect subsidiary of Barclays Bank PLC. Barclays Global Investors is the world's largest manager of institutional investment assets. As of December 31, 2001, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for assets over $769 billion. Barclays Global Investors, BGFA, Barclays Bank and their affiliates deal, trade, and invest for their own accounts in the types of securities in which the Master Portfolio may also invest.


The following individuals are the funds' portfolio managers.

ROBERT J. COSTOMIRIS co-manages the equity portion of the BALANCED ASSET FUND. Mr. Costomiris joined Strong in April 2001 and is a Chartered Financial Analyst. He has co-managed the BALANCED ASSET FUND since September 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

BRADLEY D. DOYLE co-manages the bond portion of the BALANCED ASSET FUND. Mr. Doyle joined Strong in June 1993 and is a Chartered Financial Analyst and Certified Public Accountant. He has co-managed the BALANCED ASSET FUND since September 2001. From December 1997 to present, Mr. Doyle has been and continues to be a fixed income trader. From March 1995 to November 1997, Mr. Doyle was in trading operations. Mr. Doyle received his bachelor's degree in accounting from the University of North Dakota in 1993.

JEFFREY A. KOCH co-manages the bond and cash portions of the BALANCED FUND. Mr. Koch joined Strong in June 1989 and is a Chartered Financial Analyst. He has been a Portfolio Manager since January 1990, and has co-managed the BALANCED FUND since December 1994. Mr. Koch received his bachelor's degree in economics from the University of Minnesota in 1987 and his master's of business administration in finance from Washington University in 1989.

RIMAS M. MILAITIS manages the equity portion of the BALANCED FUND and manages the GROWTH AND INCOME FUND. He joined Strong as a Portfolio Manager in December 1995. He has managed the GROWTH AND INCOME FUND since its inception in December 1995 and co-managed the BALANCED FUND since May 1997. From March 1992 to December 1995, he managed several conservative equity portfolios that invested in stocks and bonds at Aon Advisors, Inc. (AAI). From March 1990 to March 1992, he served as an equity trader/analyst to AAI. From March 1987 to March 1990, Mr. Milaitis was an equity portfolio assistant to the Illinois State Board of Investment. Mr. Milaitis received his bachelor's degree in economics from Illinois State University in 1984 and his master's of business administration in finance from DePaul University in 1991.

KAREN E. MCGRATH manages the LARGE CAP CORE FUND. She joined Strong as a Portfolio Manager in September 1995 and is a Chartered Financial Analyst. Ms. McGrath has managed the LARGE CAP CORE FUND since February 2002. From January 1990 until September 1995, she was a Portfolio Manager of equity accounts at National Investment Services, Inc., formerly known as National Investment Services of America, Inc. From 1976 to 1989, Ms. McGrath was a Portfolio Manager of equity accounts at Loomis Sayles & Company, Inc. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.

ANN M. MILETTI co-manages the OPPORTUNITY FUND. Ms. Miletti joined Strong in April 1991 and has co-managed the fund since October 2001. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. From November 1995 to August 1998, Ms. Miletti was an equity research analyst. Ms. Miletti received her bachelor's degree in education from the University of Wisconsin in 1989.

BRADLEY C. TANK co-manages the bond and cash portion of the BALANCED FUND. He joined Strong as a Portfolio Manager in June 1990. He has co-managed the BALANCED FUND since January 1993. From October 1984 to June 1990, he was a vice president and fixed income specialist and from July 1982 to October 1984, he was a fixed income specialist at Salomon Brothers Inc. He received his bachelor's degree in English from the University of Wisconsin in 1980 and his master's of business administration in finance from the University of Wisconsin in 1982, where he also completed the applied securities analysis program. Mr. Tank chairs Strong's fixed income investment committee.

RICHARD T. WEISS co-manages the OPPORTUNITY FUND. Mr. Weiss joined Strong as a Portfolio Manager in March 1991 and has managed or co-managed the OPPORTUNITY FUND since March 1991. Prior to joining Strong, Mr. Weiss was employed by Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a Portfolio Manager in 1981. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his master's of business administration in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee and vice chairman of Strong Financial Corporation.

Unlike many traditional active investment funds, there is no single portfolio manager for the INDEX 500 FUND who makes investment decisions for the Master Portfolio. Instead, the Master Portfolio tracks the S&P 500 Index. The process reflects BGFA's commitment to an objective and consistent investment management structure.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


Each fund, except the INDEX 500 FUND, may participate in the initial public offering (IPO) market. However, a fund's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, a fund may sell its IPO investments soon after buying them, which may result in higher trading costs and adverse tax consequences. When a fund is small, profitable IPOs may greatly increase the fund's total returns, but the fund is not likely to achieve the same level of performance when it grows larger.

MASTER/FEEDER MUTUAL FUND STRUCTURE
The Index 500 Fund does not have its own investment advisor. Instead, the fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio, a series of Master Investment Portfolio, that has a substantially similar investment objective as the fund. BGFA serves as investment advisor for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.


MASTER PORTFOLIO ADDITIONAL INVESTMENT INFORMATION


The Index 500 Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. BGFA, the Master Portfolio's investment advisor, makes no attempt to apply economic, financial, or market analysis when managing the portfolio. It selects securities because they will help the Master Portfolio achieve returns corresponding to index returns. Including a security among the Master Portfolio's holdings implies no opinion as to its attractiveness as an investment.

INVESTING IN INDEXES
Investors look to indexes as the standard of performance, but they cannot own them. Indexes are model portfolios, groups of stocks or bonds selected to represent not actual securities but an entire market. One way an index fund can seek to match an index's performance, before fees and expenses, is through buying all the index's securities in the same proportion as they are reflected in the index. This is what the Master Portfolio attempts to do with regard to the S&P 500 Index.

INVESTING IN FUTURES AND OPTIONS
The Master Portfolio may invest in index futures contracts and options on futures contracts to remain fully invested while keeping cash on hand, either in anticipation of shareholder redemptions or because it has not yet invested new shareholder money.

FEEDER FUND EXPENSES

The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions.


FEEDER FUND RIGHTS

Under the master/feeder structure, the fund's Board of Directors retains the right to withdraw the fund's assets from the Master Portfolio if it believes doing so is in shareholders' best interests. If the Directors withdraw the fund's assets, they would then consider whether the fund should hire its own investment adviser, invest in another master portfolio, or take other action.

COMPARING THE FUNDS


The  following  will  help  you   distinguish  the  funds  and  determine  their
suitability for your investment needs:

                          EQUITY           BOND              FOREIGN
FUND                      RANGE            RANGE             RANGE           FOCUS
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Balanced                  30 to 70%        20 to 70%         0 to 25%        Allocated across asset classes
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Balanced Asset            50 to 75%        25 to 50%         0 to 25%        Medium- and large-capitalization stocks
                                                                             and short- and intermediate-term,
                                                                             higher- and medium-quality bonds
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Growth and Income         65 to 100%       0 to 35%          0 to 25%        Dividend-paying and growth stocks
------------------------- ---------------- ----------------- --------------- -----------------------------------------
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Index 500(1)              90 to 100%       0                 0               Stocks that make up the S&P 500 Index
------------------------- ---------------- ----------------- --------------- -----------------------------------------
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Large Cap Core            80 to 100%       0 to 20%          0 to 25%        Large- and medium-capitalization stocks
------------------------- ---------------- ----------------- --------------- -----------------------------------------
Opportunity               70 to 100%       0 to 30%          0 to 25%        Medium-capitalization stocks
------------------------- ---------------- ----------------- --------------- -----------------------------------------

(1) THE MASTER PORTFOLIO MAY INVEST UP TO 10% OF ITS ASSETS IN HIGH QUALITY MONEY MARKET INSTRUMENTS.


The BALANCED FUND invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest.

A WORD ABOUT CREDIT QUALITY

CREDIT  QUALITY  measures  the  issuer's  expected  ability to pay  interest and
principal   payments  on  time.   Credit   quality   can  be   "higher-quality,"
"medium-quality," "lower-quality," or "in default."

HIGHER-QUALITY means bonds that are in any of the three highest rating categories. For example, bonds rated AAA to A by Standard & Poor's Ratings Group (S&P)*.

MEDIUM-QUALITY means bonds that are in the fourth-highest rating category. For example, bonds rated BBB by S&P*.


LOWER-QUALITY means bonds that are in the fifth-highest rating category. They are also known as non-investment, high-risk, high-yield, or "junk bonds." For example, bonds rated BB to C by S&P*.


---------------
*OR THOSE RATED IN THIS CATEGORY BY ANY NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION. S&P IS ONLY ONE EXAMPLE OF A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION.

This chart shows S&P's definitions and ratings groups for credit quality. Other rating organizations use similar definitions.

         CREDIT                          S&P'S                        S&P'S RATINGS          RATING
        QUALITY                       DEFINITION                          GROUP             CATEGORY
      ------------- ------------------------------------------------ ----------------- --------------------
         Higher     Extremely strong capacity to meet financial      AAA               Highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Very strong capacity to meet financial           AA                Second highest
                    commitment
                    ------------------------------------------------ ----------------- --------------------
                    Strong capacity to meet financial commitment     A                 Third highest
      ------------- ------------------------------------------------ ----------------- --------------------
         Medium     Adverse conditions or changing circumstances     BBB               Fourth highest
                    are more likely to lead to a weakened capacity
                    to meet financial commitment
      ------------- ------------------------------------------------ ----------------- --------------------
         Lower      Uncertainties or adverse conditions could lead   BB                Fifth highest
                    to an inadequate capacity to meet financial
                    commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely impair capacity   B
                    or willingness to meet financial commitment
                    ------------------------------------------------ -----------------
                    Adverse conditions will likely cause no          CCC
                    capacity to meet financial commitment
                    ------------------------------------------------ -----------------
                    Currently highly vulnerable to nonpayment        CC or C
      ------------- ------------------------------------------------ ----------------- --------------------


We determine a bond's credit quality rating at the time of investment by conducting credit research and analysis and by relying on credit ratings of several nationally recognized statistical rating organizations. These organizations are called NRSROs. When we determine if a bond is in a specific category, we may use the highest rating assigned to it by any NRSRO. If a bond is not rated, we rely on our credit research and analysis to rate the bond. If a bond's credit quality rating is downgraded after our investment, we monitor the situation to decide if we need to take any action such as selling the bond.


The BALANCED FUND may invest a significant amount of its assets in bonds that are not rated. When it does, the fund relies more on Strong's internal credit analysis than it would if the fund were investing in rated bonds. Also, investments in lower-quality bonds will be more dependent on Strong's credit analysis than would be higher-quality bonds because, while lower-quality bonds generally offer higher yields than higher-quality bonds with similar maturities, lower-quality bonds involve greater risks. These risks include the possibility of default or bankruptcy by the issuer because the issuer's capacity to pay interest and repay principal is considered subject to more uncertainty and uncontrollable factors. Also, lower-quality bonds are less liquid, meaning that they may be harder to sell than bonds of higher quality because the demand for them may be lower and there are fewer potential buyers. This lack of liquidity may lower the value of the fund and your investment.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for each fund, except the INDEX 500 FUND, have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report. The figures for the INDEX 500 FUND from May 1, 1997 to the fiscal year ended December 31, 2000, were audited by KPMG LLP. For the fiscal year ended December 31, 2001, the figures for the INDEX 500 FUND were audited by PricewaterhouseCoopers LLP, which is available upon request.



STRONG BALANCED FUND
--------------------------------------------------------------------------------

                                                                 Dec. 31,  Dec. 31,  Oct. 31,   Oct 31,   Oct 31,  Oct.31,
SELECTED PER-SHARE DATA/(A)/                                       2001   2000/(b)/    2000      1999      1998      1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $21.83    $24.77    $24.92    $21.14    $21.44    $20.12
Income From Investment Operations:
  Net Investment Income                                             0.58      0.12      0.82      0.71      0.55      0.67
  Net Realized and Unrealized Gains (Losses) on Investmentss       (2.99)    (1.53)     0.61      3.75      1.75      2.96
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (2.41)    (1.41)     1.43      4.46      2.30      3.63

Less Distributions:
  From Net Investment Income                                       (0.58)    (0.20)    (0.83)    (0.68)    (0.54)    (0.67)
  In Excess of Net Investment Income                                  --        --        --        --        --     (0.10)
  From Net Realized Gains                                             --     (1.33)    (0.75)       --     (2.04)    (1.54)
  In Excess of Realized Gains                                         --        --        --        --     (0.02)       --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.58)    (1.53)    (1.58)    (0.68)    (2.60)    (2.31)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $18.84    $21.83    $24.77    $24.92    $21.14    $21.44
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     -11.0%     -5.6%     +5.7%    +21.3%    +11.8%    +19.3%
  Net Assets, End of Period (In Millions)                         $  300    $  347    $  372    $  344    $  288    $  277
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions, Fees Paid Indirectly by Advisor and Earnings
     Credits                                                         1.2%      1.1%*     1.1%      1.1%      1.0%      1.1%
  Ratio of Expenses to Average Net Assets                            1.2%      1.1%*     1.1%      1.1%      1.0%      1.1%
  Ratio of Net Investment Income to Average Net Assets               2.9%      3.3%*     3.2%      3.0%      2.5%      3.2%
  Portfolio Turnover Rate                                          234.1%     45.1%    150.9%     64.7%    185.9%    276.5%

 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) In 2000, the fund changed its fiscal year-end from October to December.

STRONG BALANCED ASSET FUND
--------------------------------------------------------------------------------

                                                                 Dec. 31          Dec. 31,  Sept. 30,  Sept. 30,  Sept. 30,
SELECTED PER-SHARE DATA/(A)/                                       2001           2000/(b)/    2000      1999     1998/(c)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.91           $10.69     $10.27    $ 9.14     $10.00
Income From Investment Operations:
  Net Investment Income                                             0.08             0.03       0.13      0.15       0.10
  Net Realized and Unrealized Gains (Losses) on Investments        (0.00)/(d)(e)/    0.25       0.72      1.22      (0.86)
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.08             0.28       0.85      1.37      (0.76)

Less Distributions:
  From Net Investment Income                                       (0.07)           (0.06)     (0.10)    (0.15)     (0.10)
  From Net Realized Gains                                             --               --      (0.33)    (0.09)        --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.07)           (0.06)     (0.43)    (0.24)     (0.10)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.92           $10.91     $10.69    $10.27     $ 9.14
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +0.8%            +2.6%      +8.6%    +15.1%      -7.7%
  Net Assets, End of Period (In Millions)                             $8                $4         $4        $6         $8
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions, Fees Paid Indirectly by Advisor and
     Earnings Credits                                                3.3%             2.0%*      2.0%      2.0%       2.0%*
  Ratio of Expenses to Average Net Assets                            2.0%             2.0%*      2.0%      2.0%       2.0%*
  Ratio of Net Investment Income to Average Net Assets               0.8%             1.1%*      1.1%      1.3%       1.5%*
  Portfolio Turnover Rate                                          161.8%             2.1%      35.7%     87.9%      45.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) In 2000, the fund changed its fiscal year-end from September to December.
(c) For the period December 31, 1997 (inception) to September 30, 1998.
(d) Amount calculated is less than $0.005.
(e) Net realized and unrealized loss per share represents net realized and unrealized loss divided by the average shares outstanding throughout the period.


STRONG GROWTH AND INCOME-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                 Dec. 31,    Dec. 31,       Oct. 31,  Oct. 31,    Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA/(A)/                                      2001       2000/(b)/        2000      1999        1998      1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    25.37   $  28.34        $25.26    $ 18.73      $16.35   $12.38
Income From Investment Operations:
   Net Investment Income (Loss)                                     (0.02)     (0.00)/(c)/   (0.09)     (0.03)       0.03     0.07
   Net Realized and Unrealized Gains (Losses) on Investments        (5.07)     (2.65)         3.19       6.56        3.07     3.99
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (5.09)     (2.65)         3.10       6.53        3.10     4.06

Less Distributions:
   From Net Investment Income                                          --         --            --      (0.00)/(c)/ (0.03)   (0.07)
   From Net Realized Gains                                             --      (0.32)        (0.02)        --       (0.62)   (0.02)
   In Excess of Realized Gains                                         --         --            --         --       (0.07)      --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                 --      (0.32)        (0.02)     (0.00)/(c)/ (0.72)   (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $    20.28   $  25.37        $28.34    $ 25.26      $18.73   $16.35
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     -20.1%      -9.3%        +12.3%     +34.9%      +19.7%   +32.9%
   Net Assets, End of Period (In Millions)                           $ 886   $  1,109        $1,228    $   861      $  399   $  227
   Ratio of Expenses to Average Net Assets without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor and
     Earnings Credits                                                 1.3%       1.1%*         1.1%       1.1%        1.1%     1.2%
   Ratio of Expenses to Average Net Assets                            1.3%       1.1%*         1.1%       1.1%        1.1%     1.2%
   Ratio of Net Investment Income (Loss) to Average                  (0.1%)     (0.0%)/(c)/*  (0.4%)     (0.1%)       0.1%     0.5%
   Net Assets
   Portfolio Turnover Rate/(d)/                                     171.9%      23.3%        122.0%      52.3%      107.5%   237.8%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b) In 2000, the fund changed its fiscal year-end from October to December.
 (c) Amount calculated is less than $0.005 or 0.05%.
 (d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG INDEX 500 FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  Dec. 31,   Dec. 31,   Dec. 31,   Feb. 28,     Feb. 28,
SELECTED PER-SHARE DATA/(A)/                                        2001      2000      1999/(b)/    1999      1998/(c)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $15.59     $18.07     $15.56     $13.16      $10.00

Income From Investment Operations:
   Net Investment Income                                             0.12       0.13       0.15       0.13        0.11
   Net Realized and Unrealized Gains (Losses) on Investments        (2.04)     (1.86)      2.89       2.39        3.15
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (1.92)     (1.73)      3.04       2.52        3.26

Less Distributions:
   From Net Investment Income                                       (0.06)     (0.13)     (0.15)     (0.12)      (0.09)
   From Net Realized Gains                                          (0.09)     (0.62)     (0.38)     (0.00)/(d)/ (0.01)
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.15)     (0.75)     (0.53)     (0.12)      (0.10)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $13.52     $15.59     $18.07     $15.56      $13.16
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
   Total Return                                                    -12.3%      -9.5%     +19.5%     +19.2%      +32.7%
   Net Assets, End of Period (In Millions)                           $187       $180       $186       $139         $32
   Ratio of Expenses to Average Net Assets
     Without Waivers and Absorptions                                0.87%      0.73%      0.69%*     0.73%       1.53%*
   Ratio of Expenses to Average Net Assets                          0.45%      0.45%      0.45%*     0.45%       0.44%*
   Ratio of Net Investment Income to Average Net Assets             0.90%      0.80%      1.04%*     1.18%       1.43%*
   Portfolio Turnover Rate(e)                                          9%        10%         7%        11%          6%


 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  In 1999, the fund changed its fiscal year-end from February to December.
(c)  For the period from May 1, 1997 (inception) to February 28, 1998.
(d)  Amount calculated is less than 0.005.
(e) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio.

STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Dec. 31,        Dec. 31,        Dec. 31,        Dec. 31,
SELECTED PER-SHARE DATA(A)                                            2001            2000            1999          1998/(b)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  12.40        $  13.85        $  11.25        $  10.00
Income From Investment Operations:
    Net Investment Loss                                                (0.10)          (0.09)          (0.11)          (0.03)
    Net Realized and Unrealized Gains (Losses) on Investments          (1.29)          (1.19)           3.41            1.28
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (1.39)          (1.28)           3.30            1.25
Less Distributions:
    From Net Realized Gains                                               --           (0.17)          (0.70)             --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --           (0.17)          (0.70)             --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  11.01        $  12.40        $  13.85        $  11.25
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
    Total Return                                                       -11.2%           -9.2%          +29.4%          +12.5%
    Net Assets, End of Period (In Millions)                                $6              $6              $5              $3
    Ratio of Expenses to Average Net Assets Without Waivers,
      Absorptions, Earnings Credits and Directed Brokerage               2.7%            2.0%            2.0%            2.0%*
    Ratio of Expenses to Average Net Assets                              2.0%            2.0%            2.0%            2.0%*
    Ratio of Net Investment Loss to Average Net Assets                  (1.1%)          (0.8%)          (1.1%)          (0.5%)*
    Portfolio Turnover Rate                                            196.4%          154.9%          178.4%           59.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  For the period from June 30, 1998 (inception) to December 31, 1998.

STRONG OPPORTUNITY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                              Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA/(A)/                                                    2001       2000       1999        1998       1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                          $ 42.35     $ 44.69    $ 38.62     $ 37.41   $ 35.26
Income From Investment Operations:
   Net Investment Income                                                         0.07        0.17       0.08        0.05      0.10
   Net Realized and Unrealized Gains (Losses) on Investments                    (2.11)       3.30      12.42        5.68      7.90
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                             (2.04)       3.47      12.50        5.73      8.00
Less Distributions:
   From Net Investment Income                                                   (0.07)      (0.17)     (0.08)      (0.05)    (0.10)
   From Net Realized Gains                                                      (0.95)      (5.64)     (6.35)      (4.47)    (5.75)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                          (1.02)      (5.81)     (6.43)      (4.52)    (5.85)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                $ 39.29     $ 42.35    $ 44.69     $ 38.62   $ 37.41
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                  -4.8%       +8.6%     +33.4%      +15.5%    +23.5%
   Net Assets, End of Period (In Millions)                                    $ 3,664     $ 3,337    $ 2,537     $ 2,038   $ 1,925
   Ratio of Expenses to Average Net Assets Without Fees
     Paid Indirectly by Advisor, Earnings Credits and Directed Brokerage          1.3%        1.2%       1.2%        1.2%      1.2%
   Ratio of Expenses to Average Net Assets                                        1.3%        1.2%       1.2%        1.2%      1.2%
   Ratio of Net Investment Income to Average Net Assets                           0.2%        0.5%       0.2%        0.2%      0.3%
   Portfolio Turnover Rate/(b)/                                                  87.8%       86.5%      80.8%       86.0%     93.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


YOUR ACCOUNT

SHARE PRICE
--------------------------------------------------------------------------------


THE FOLLOWING PARAGRAPHS APPLY TO EACH FUND, EXCEPT THE INDEX 500 FUND:

Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. Generally, market value is determined on the basis of information furnished by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.


((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
---------------------------------------------------------------


THE FOLLOWING PARAGRAPHS APPLY TO THE INDEX 500 FUND ONLY:
Your transaction price for buying, selling, or exchanging shares is the next NAV calculated after we accept your order. We calculate the NAV of the fund based on the value of the NAV of the fund's investment in the Master Portfolio. Both are calculated on the same day.

The Master Portfolio calculates each interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets at the close of regular trading (normally 3 p.m. Central Time) every day the NYSE is open. The calculation calls for deducting all of the Master Portfolio's liabilities from the total value of its assets - the market value of the securities it holds, plus cash reserves - and multiplying the result by the respective interestholder's proportionate ownership pro rata interest in the Master Portfolio. Most of the securities in the Master Portfolio are valued at their current market prices. If such prices are not readily available, the securities' fair value is estimated in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Notes with remaining maturities of 60 days or less are valued according to the amortized cost method. U.S. Government obligations are valued at the last reported bid price.

FOREIGN SECURITIES
Some of the portfolio securities of each fund may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV.


BUYING SHARES
--------------------------------------------------------------------------------


INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements:

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                                           $2,500                                 $100
-------------------------------------------- ------------------------------------ -------------------------------------
Education Savings Accounts, traditional                    $1,000                                 $100
IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMA
accounts
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, 403(b)(7), Keogh, Pension        the lesser of $250 or $25 per month                  $50
Plan, and Profit Sharing Plan accounts*
-------------------------------------------- ------------------------------------ -------------------------------------

* IF YOU OPEN AN EMPLOYER-SPONSORED RETIREMENT PLAN ACCOUNT WHERE WE PROVIDE OR ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.


BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).


EXCHANGE OPTION
The exchange option is added to your account when it is opened, unless you choose otherwise. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 to request a Shareholder Account Options Form.


((Side Box))
---------------------------
        QUESTIONS?
    Call 1-800-368-3863
      24 hours a day
       7 days a week
---------------------------


EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't provide a voided bank check or savings account deposit slip to establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 to request a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services For Investors" for more information.

ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services For Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services For Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.


PLEASE REMEMBER . . .

o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.


o You will be charged $25 for every check or Electronic Funds Transfer returned unpaid.


SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next day NAV is calculated (Business Day).


SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on the account.


REDEMPTION OPTION
The redemption option is added to your account when it is opened, unless you choose otherwise. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

     (1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed;

     (2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption; or


     (3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.


STRONG DIRECT(R)
You can redeem shares through Strong Direct(R)at 1-800-368-1050. See "Services For Investors" for more information.

ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM to redeem shares. See "Services For Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services For Investors" for more information on this service and other automatic investment and withdrawal services.


BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER ...


o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o    Some  transactions  and  requests  require  a  signature   guarantee.   See
     "Additional Policies" for examples.


o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.


((Side Box))
----------------------------------------------------
There may be special distribution requirements
that apply to retirement accounts.  For
instructions on
----------------------------------------------------
o    Roth and Traditional IRA accounts, call
----------------------------------------------------
     1-800-368-3863.
----------------------------------------------------
o    SIMPLE IRA, SEP-IRA,  403(b)(7),  Keogh, Pension
     Plan, Profit Sharing Plan,
     or 401(k) Plan accounts, call 1-800-368-2882.
----------------------------------------------------

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.


ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT
When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call 1-800-368-3863 for more information.

EARLY REDEMPTION FEE
The INDEX 500 FUND can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt the fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the INDEX 500 FUND assesses a 0.50% fee, based on the redeemed share's market value, on redemptions (including exchanges) of fund shares held for less than six months. Redemption fees are paid to the fund. The fund uses the "first-in, first-out" (FIFO) method to determine the six-month holding period.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.


INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.


LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and a fund against fraudulent transactions by unauthorized persons. The transactions for which a fund will require a signature guarantee for all authorized owners of an account include:

o when requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong mutual fund account;
o when establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners;
o when transferring the ownership of an account to another individual or organization;
o    when submitting a written redemption request for more than $100,000;
o when requesting to redeem or redeposit shares that have been issued in certificate form;
o    if adding/changing a name or adding/removing an owner on an account; and
o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider using Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or online account access at WWW.STRONG.COM. Please remember that you must have the redemption option on your account to redeem shares through Strong Direct(R) or online account access.


VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS


DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually. There is no fixed dividend rate, and there can be no assurance that a fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion the fund may reinvest distribution checks and reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net long-term capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. In addition, the BALANCED FUND and GROWTH AND INCOME FUNDS' active trading approach may increase the amount of capital gains tax that you have to pay on the fund's return.


((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------


RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

YEAR-END STATEMENT

To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).


BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on the transaction.
-------------------------------------------------------


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.


ONLINE ACCOUNT ACCESS AT STRONG.COM
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. You may also update your mailing address and add or make changes to an Automatic Investment Plan. In addition, you may sign up to receive regulatory documents, regulatory inserts, daily transaction reports, and account statements from us in an electronic format, or request that we discontinue electronic delivery of these documents. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each Business Day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. The Index 500 Fund charges an early redemption fee of 0.50%, based on the redeemed share's market value, for shares held less than six months. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.


STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.


o    AUTOMATIC DIVIDEND AND CAPITAL GAINS REINVESTMENT

     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.


o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.


o Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.


o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).


o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780

BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051


ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@STRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong Balanced Fund, a series of Strong  Balanced Fund,  Inc., SEC file number:
811-3256
Strong Balanced Asset Fund, a series of Strong Balanced Stock Fund, Inc., SEC file number: 811-8449
Strong Growth and Income Fund, a series of Strong Conservative Equity Funds, Inc., SEC file number: 811-7656
Strong Index 500 Fund, a series of Strong Equity Funds,  Inc.,  SEC file number:
811-8100
Strong Large Cap Core Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100
Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-3793

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



STRONG ALL CAP VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC.
STRONG ASIA PACIFIC FUND, A SERIES FUND OF STRONG ASIA PACIFIC FUND, INC.
STRONG BALANCED FUND, A SERIES FUND OF STRONG BALANCED FUND, INC.
STRONG BALANCED ASSET FUND (FORMERLY STRONG BALANCED STOCK FUND), A SERIES FUND OF STRONG BALANCED STOCK FUND, INC.
STRONG BLUE CHIP FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC. STRONG DISCOVERY FUND, A SERIES FUND OF STRONG DISCOVERY FUND, INC.
STRONG DIVIDEND INCOME FUND (FORMERLY STRONG AMERICAN UTILITIES FUND), A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC.
STRONG DOW 30 VALUE FUND*, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG ENDEAVOR FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC.
STRONG ENERGY FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC. STRONG ENTERPRISE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG FOREIGN MAJORMARKETSSM FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG GROWTH 20 FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG GROWTH AND INCOME FUND, A SERIES FUND OF STRONG CONSERVATIVE EQUITY FUNDS, INC.
STRONG INTERNATIONAL STOCK FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG LARGE CAP CORE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG  LARGE CAP GROWTH  FUND,  A SERIES FUND OF STRONG  LARGE CAP GROWTH FUND,
INC.
STRONG MID CAP DISCIPLINED FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG MULTI CAP VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC. STRONG OPPORTUNITY FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC.
STRONG OVERSEAS FUND, A SERIES FUND OF STRONG INTERNATIONAL EQUITY FUNDS, INC. STRONG SMALL COMPANY VALUE FUND, A SERIES OF STRONG EQUITY FUNDS II, INC.
STRONG STRATEGIC VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS II, INC. STRONG TECHNOLOGY 100 FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG U.S. EMERGING GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.




P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@ Strong.com
web site:  www.Strong.com



Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus dated May 1, 2002. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Reports, which accompany this SAI, are incorporated into this SAI by reference.


                                   May 1, 2002



--------------------------------------------------------------------------------
*The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial AverageSM which is determined, composed and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.
--------------------------------------------------------------------------------

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

TABLE OF CONTENTS                                                                                              PAGE


INVESTMENT RESTRICTIONS......................................................................................... 5
COMPARING THE FUNDS..............................................................................................9
INVESTMENT POLICIES AND TECHNIQUES..............................................................................10
   Strong All Cap Value Fund....................................................................................10
   Strong Asia Pacific Fund.....................................................................................10
   Strong Balanced Fund.........................................................................................10
   Strong Balanced Asset Fund (formerly Strong Balanced Stock Fund).............................................11
   Strong Blue Chip Fund........................................................................................11
   Strong Discovery Fund........................................................................................11
   Strong Dividend Income Fund (formerly American Utilities Fund)...............................................12
   Strong Dow 30 Value Fund.....................................................................................12
   Strong Endeavor Fund.........................................................................................12
   Strong Energy Fund...........................................................................................13
   Strong Enterprise Fund.......................................................................................13
   Strong Foreign MajorMarketsSM Fund...........................................................................14
   Strong Growth Fund...........................................................................................14
   Strong Growth 20 Fund........................................................................................14
   Strong Growth and Income Fund................................................................................15
   Strong International Stock Fund..............................................................................15
   Strong Large Cap Core Fund...................................................................................15
   Strong Large Cap Growth Fund.................................................................................16
   Strong Mid Cap Disciplined Fund..............................................................................16
   Strong Multi Cap Value Fund..................................................................................17
   Strong Opportunity Fund......................................................................................17
   Strong Overseas Fund.........................................................................................17
   Strong Small Company Value Fund..............................................................................18
   Strong Strategic Value Fund..................................................................................18
   Strong Technology 100 Fund...................................................................................18
   Strong U.S. Emerging Growth Fund.............................................................................19
   Strong Value Fund............................................................................................19
   Asset-Backed Debt Obligations................................................................................20
   Borrowing....................................................................................................20
   Cash Management..............................................................................................21
   Convertible Securities.......................................................................................21
   Debt Obligations.............................................................................................22
   Depositary Receipts..........................................................................................22
   Derivative Instruments.......................................................................................23
   Energy Companies.............................................................................................32
   Exchange-Traded Funds........................................................................................32
   Foreign Investment Companies.................................................................................32
   Foreign Securities...........................................................................................32
   Governmental/Municipal Obligations...........................................................................33
   High-Yield (High-Risk) Securities............................................................................34
   Illiquid Securities..........................................................................................35
   Inflation-Indexed Securities.................................................................................36
   Lending of Portfolio Securities..............................................................................36
   Mortgage- Backed Debt Securities.............................................................................37
   Preferred Stock..............................................................................................38
   Public Utility Companies.....................................................................................38
   Repurchase Agreements....................................................................................... 39
   Reverse Repurchase Agreements and Mortgage Dollar Rolls..................................................... 39
   Short Sales................................................................................................. 40
   Small and Medium Companies.................................................................................. 40
   Sovereign Debt...............................................................................................40
   Standby Commitments......................................................................................... 42
   Technology Companies.........................................................................................42
   Temporary Defensive Position................................................................................ 42
   U.S. Government Securities...................................................................................43
   Variable- or Floating-Rate Securities....................................................................... 43
   Warrants.................................................................................................... 44
   When-Issued and Delayed-Delivery Securities................................................................. 44
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities........................................................ 44
DIRECTORS AND OFFICERS......................................................................................... 45
PRINCIPAL SHAREHOLDERS......................................................................................... 50
INVESTMENT ADVISOR............................................................................................. 56
INVESTMENT SUBADVISOR...........................................................................................65
   Balanced Asset Fund..........................................................................................65
   Dividend Income Fund.........................................................................................66
   Dow 30 Value Fund............................................................................................68
   Energy Fund..................................................................................................69
   U.S. Emerging Growth Fund....................................................................................70
   Value Fund...................................................................................................71
ADMINISTRATOR...................................................................................................72
DISTRIBUTOR.................................................................................................... 78
DISTRIBUTION PLAN...............................................................................................79
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................................................... 81
CUSTODIAN...................................................................................................... 89
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT................................................................... 90
TAXES.......................................................................................................... 94
DETERMINATION OF NET ASSET VALUE............................................................................... 97
ADDITIONAL SHAREHOLDER INFORMATION............................................................................. 98
ORGANIZATION.................................................................................................. 102
SHAREHOLDER MEETINGS.......................................................................................... 105
PERFORMANCE INFORMATION....................................................................................... 106
GENERAL INFORMATION........................................................................................... 120
INDEPENDENT ACCOUNTANTS....................................................................................... 122
LEGAL COUNSEL................................................................................................. 122
FINANCIAL STATEMENTS.......................................................................................... 122
APPENDIX A- DEFINITION OF  CREDIT RATINGS..................................................................... 123
APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS...............................................................130



No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE MULTI CAP VALUE FUND.

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations that, along with the Fund's investment objectives (which are described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.


Unless indicated otherwise below, the Fund:


1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or
    (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.  May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.


With respect to the Energy Fund, Fundamental Policy No. 7 applies to the Fund, except that, under normal market conditions, the Fund will invest more than 25% of its total assets in the securities of issuers in the energy and natural resources industry.

With respect to the Dow 30 Value Fund and the Growth 20 Fund, Fundamental Policy No. 1 does not apply because the Funds are nondiversified.

Fundamental Policy No. 7 applies to the Technology 100 Fund, except that, under normal conditions, the Technology 100 Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services.


THE FOLLOWING SECTION APPLIES TO THE MULTI CAP VALUE FUND ONLY.
FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

Unless indicated otherwise below, the Fund may not:

1. Purchase securities on margin, participate in a joint-trading account (the bunching of securities transaction orders with orders of other accounts managed by the advisor not being considered participation in a joint-trading account for this purpose), sell securities short, act as an underwriter or distributor of securities other than shares of the Fund, lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements) or purchase or sell commodities, commodities futures or real estate (marketable securities of companies whose business involves the purchase or sale of real estate not being considered real estate for this purpose).

2. Borrow money or issue senior securities except for temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, or pledge, mortgage or hypothecate any of its assets to secure such borrowings to an extent greater than 10% of the value of the Fund's net assets.

3. Make investments for the purposes of exercising control or management of any company.

4. Purchase securities of any issuer (other than the United States or an instrumentality of the United States), if as a result of such purchase, the Fund would hold more than 10% of the voting securities of any class of such issuer or more than 5% of the Fund's total assets would be invested in securities of such issuer.

5. Concentrate more than 25% of the value of its total assets, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry.

6. Enter into repurchase agreements with maturities of more than seven days or invest in securities for which there is no readily available market if, as a result thereof, such repurchase agreements and securities would constitute more than 10% of the value of the net assets of the Fund.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT MULTI CAP VALUE FUND.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.


7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

9. Make changes to the investment policy requiring a Fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowings for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


Non-Fundamental Policy No. 9 applies only to the All Cap Value Fund, Asia Pacific Fund, Blue Chip Fund, Dow 30 Value Fund, Energy Fund, Foreign MajorMarkets Fund, International Stock Fund, Large Cap Core Fund, Large Cap Growth Fund, Mid Cap Disciplined Fund, Overseas Fund, Small Company Value Fund, Technology 100 Fund, and U.S. Emerging Growth Fund.

THE FOLLOWING SECTION APPLIES TO THE MULTI CAP VALUE FUND ONLY.
NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Invest in the securities of a foreign issuer or depository receipts for such securities, if at the time of acquisition more than 30% of the value of the Fund's assets would be invested in such securities. (The Fund is permitted to invest up to 30% of its assets in securities of foreign issuers or depository receipts therefor which are traded in a U.S. market or available through a U.S. broker or dealer, regardless of whether such securities or depository receipts are traded in U.S. dollars.)

2. Purchase securities of other investment companies, except on the open market where no commission or profit results other than the broker's commission, or as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund.

3. Purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933.

4. Loan portfolio securities except where collateral values are continuously maintained at no less than 100% by "marking to market" daily and the practice is fair, just and equitable.

5. Transactions in options shall not be deemed to constitute purchasing securities on margin or selling securities short for purposes of the Fund's fundamental investment restrictions.

6. Make changes to the investment policy requiring a fund with a name suggesting a focus on a particular type of investment, industry, country, or geographic region to invest, under normal conditions, at a minimum percentage of the Fund's net assets, which for purposes of this policy includes borrowing for investment purposes, in that respective investment, industry, country, or geographic region without first giving 60-days advance notice to the Fund's shareholders.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.


                               COMPARING THE FUNDS

                                                                                          FOREIGN SECURITIES
FUND                         ANTICIPATED EQUITY EXPOSURE    MAXIMUM DEBT EXPOSURE(1)            EXPOSURE

---------------------------- ----------------------------- --------------------------- ---------------------------

All Cap Value                    80-100%                          20%                      0 to 30%

----------------------------

Asia Pacific                     80-100%                          20%                      80-100%

----------------------------

Balanced(2)                          60%                          35%                      0 to 25%

----------------------------

Balanced Asset                    50-75%                          50%                      0 to 25%

----------------------------

Blue Chip                        80-100%                          20%                      See investment policy

----------------------------

Discovery                      0 to 100%                         100%                      0 to 25%

----------------------------

Dividend Income                  80-100%                          20%                      0 to 20%

----------------------------

Dow 30 Value                     80-100%                          20%                      0%

----------------------------

Endeavor                         65-100%                          35%                      0 to 25%

----------------------------

Energy                           80-100%                          20%                      0 to 25%

----------------------------

Enterprise                       80-100%                          20%                      0 to 25%

----------------------------

Foreign MajorMarketsSM           80-100%                          20%                      80-100%

----------------------------

Growth                           65-100%                          35%                      0 to 25%

----------------------------

Growth 20                        65-100%                          35%                      0 to 25%

----------------------------

Growth and Income                65-100%                          35%                      0 to 25%

----------------------------

International Stock              80-100%                          20%                      80-100%

----------------------------

Large Cap Core                   80-100%                          20%                      0 to 25%

----------------------------

Large Cap Growth                 80-100%                          20%                      0 to 25%

----------------------------

Mid Cap Disciplined              80-100%                          20%                      0 to 25%

----------------------------

Multi Cap Value                  80-100%                          20%                      0 to 30%

----------------------------

Opportunity                      70-100%                          30%                      0 to 25%

----------------------------

Overseas                         80-100%                          20%                      80-100%

----------------------------

Small Company Value              80-100%                          20%                      0 to 25%

----------------------------

Strategic Value                  65-100%                          35%                      0 to 25%

----------------------------

Technology 100                   80-100%                          20%                      0 to 25%

----------------------------

U. S. Emerging Growth            80-100%                          20%                      0 to 20%

----------------------------

Value                            65-100%                          35%                      0 to 10%

---------------------------- ----------------------------- --------------------------- ---------------------------



(1) Strong Capital Management, Inc. (the "Advisor") may invest up to 100% of each Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S.
government, or, except for the Dow 30 Value Fund, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
(2) The Fund invests 5% of its net assets in cash.

                       INVESTMENT POLICIES AND TECHNIQUES



STRONG  ALL CAP VALUE FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-, medium-, and large-capitalization companies.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG  ASIA PACIFIC FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies in Asia or the Pacific Basin (excluding the U.S.).
o The Fund may invest up to 20% of its net assets in equity or debt securities of issuers located outside the Asia and the Pacific Basin region, including the U.S.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG BALANCED FUND


o Under normal conditions, the Fund's net assets will be allocated according to a benchmark of 60% equities, 35% bonds, and 5% cash. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
o The Fund may invest up to 35% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG BALANCED ASSET FUND (FORMERLY STRONG BALANCED STOCK FUND)



o Under normal conditions, the Fund will invest between 50-75% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
o Under normal conditions, the Fund will invest at least 25% of its net assets in investment-grade debt obligations, which generally include a range of debt obligations from those in the highest category to those in the fourth-highest rating category (e.g., BBB or higher by S&P).
o It is generally anticipated that the Fund's investments will represent approximately 60% equity securities and 40% debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


STRONG BLUE CHIP FUND


o Under normal conditions, the Fund will invest at least 80% of its net assets in well-known, established, large-capitalization companies as determined by the Fund's manager (collectively, "Blue Chip Companies").
o Generally, the Fund will not have a position in any company greater than 5% of the Fund's net assets.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund typically maintains representation in as many market sectors as possible, but may concentrate in any sectors represented by the Blue Chip Companies.
o The Advisor intends to frequently review the list of the Blue Chip Companies in which the Fund invests and update the list when necessary.
o The Fund may invest in dollar-denominated foreign securities to the extent that they are issued by Blue Chip Companies.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


STRONG DISCOVERY FUND

o The Fund normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation. The Fund may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
o    The  Fund  may  also  invest  up to  100%  of  its  total  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


STRONG DIVIDEND INCOME FUND (FORMERLY AMERICAN UTILITIES FUND)

o Under normal conditions, the Fund will invest at least 80% of its total assets in large capitalization, dividend paying, common stocks. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.
o The balance of the Fund, up to 20% of its total assets, may be invested in any type of security, including debt obligations and other equity securities such as preferred stocks and securities convertible into common stocks (E.G., warrants and convertible bonds). Of this, up to 5% of the Fund's net assets may be invested in non-investment-grade debt securities.
o The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o W.H. Reaves & Co., Inc., the Fund's subadvisor ("Reaves"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Reaves determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


STRONG DOW 30 VALUE FUND

o With approximately 50% of the Fund's net assets, the Fund will maintain price-weighted positions in each of the 30 Dow Jones Industrial Average
     (DJIA) companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies.
o In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions.
o The Fund will invest up to 20% of its net assets in cash and short-term investment-grade fixed income securities.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG ENDEAVOR FUND

o Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks and securities that are convertible into common stocks, such as warrants and convertible bonds of companies of any size.
o The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. government bonds, preferred stocks, and securities that are convertible into preferred stocks, such as warrants and convertible bonds.
o The Fund may invest up to 5% of its net assets in non-investment-grade bonds, preferred stocks, and securities convertible into preferred stocks (E.G., rated BB or lower by Standard & Poor's).
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG ENERGY FUND


o Under normal conditions, the Fund will invest at least 80% of its net assets in the equity securities of energy companies with a focus on mid- and large-cap stocks that pay current dividends and offer potential growth of earnings. Equity securities in which the Fund may invest include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
o Energy companies include companies that, at the time of investment, Scarborough Investment Advisers, LLC, the Fund's subadvisor
     ("Scarborough"), believes at least 50% of (1) assets relate to, or (2) revenues or profits are derived from the discovery, development, production, refinement, generation, transmission, transportation, measurement, or distribution of energy, the development and contribution of technologies and processing services for the production, control, or efficient use of energy, the furnishing of related supplies or services, research, experimentation, and marketing related to energy and the solution of energy problems. Such companies may also own or control oil, gas, or other mineral leases (which may or may not produce recoverable energy resources), rights, or royalty interests, and/or provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.
o Energy sources include, but are not limited to, oil, natural gas, electricity, coal, nuclear power, and renewable energy sources, such as wind, solar, and geothermal. As new sources of energy are developed and current methods of exploiting and developing energy are advanced, then companies in these new areas will also be considered for investment by the Fund.
o The balance of the Fund, up to 20% of net assets, may be invested in any type of security, including debt obligations.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt securities.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o Scarborough may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations,  financial  institutions,  the U.S.  government,  or  foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Scarborough determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


STRONG ENTERPRISE FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Although the Fund will primarily invest in the equity securities of small- and mid-size companies, it may invest in companies of any capitalization range.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG FOREIGN MAJORMARKETSSM FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located in major foreign securities markets currently including the following countries from the Morgan Stanley Capital International Europe, Australasia, Far East Index: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
o The Fund may invest up to 20% of its net assets in equity securities of non-major foreign securities markets issuers or debt obligations, including debt obligations of U.S. issuers or foreign-government entities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG GROWTH FUND

o Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.
o The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG GROWTH 20 FUND

o Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.
o The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG GROWTH AND INCOME FUND


o Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, with a focus on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. At times, however, the Fund may invest in equity securities that are not currently paying dividends, but offer prospects for either capital growth or future income. Equity securities include common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds.
o The Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. government bonds.
o    The Fund may  invest  up to 5% of its net  assets  in  non-investment-grade bonds.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


STRONG INTERNATIONAL STOCK FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in foreign equity securities, which may include stocks from emerging markets, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the U.S.
o The Fund may invest up to 20% of its net assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG LARGE CAP CORE FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund may also invest in medium-capitalization companies.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG LARGE CAP GROWTH FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds, of large-capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.
o At times, however, the Fund may invest up to 20% of its net assets in intermediate- to long-term corporate or U.S. government bonds.
o    The Fund may  invest  up to 5% of its net  assets  in  non-investment-grade bonds.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG MID CAP DISCIPLINED FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of medium-capitalization companies, which for the purposes of this Fund are those companies with a market capitalization substantially similar to that of companies in the Russell
     MidCap Index at the time of the Fund's investment. In general, medium-capitalization companies often involve greater risks than investments in established companies. Under normal conditions, the Fund expects to be fully invested in equities.
o    The  Fund  may,  however,  invest  up to 20%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG MULTI CAP VALUE FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.
o    The  Fund  may,  however,  invest  up to 20%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 30% of its net assets in foreign securities, including both direct investments and investments made through depository receipts.
o    The Fund may invest up to 30% of its net assets in options.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG OPPORTUNITY FUND

o Under normal conditions, the Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.
o    The  Fund  may,  however,  invest  up to 30%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG OVERSEAS FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in foreign equity securities, which may include stocks from emerging markets, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that issued by companies whose principal headquarters are located outside the U.S.
o The Fund may invest up to 20% of its net assets in debt obligations, including debt obligations of U.S. issuers or foreign-government entities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG SMALL COMPANY VALUE FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, of small-capitalization companies. For the purposes of this Fund, small-capitalization companies are those companies with a market capitalization substantially similar to that of companies in the Russell 2500 Index at the time of the Fund's investment. In general, small-capitalization companies often involve greater risks than investments in established companies.
o    The  Fund  may,  however,  invest  up to 20%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG STRATEGIC VALUE FUND

o Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.
o The Fund may invest up to 35% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG TECHNOLOGY 100 FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Advisor may invest up to 100% of the fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG U.S. EMERGING GROWTH FUND

o Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of U.S. issuers that Next Century Growth Investors, LLC, the Fund's subadvisor ("Next Century"), believes have relatively strong long-term growth potential in revenues and profitability, including common stocks, preferred stocks, and securities that are
     convertible  into  common  or  preferred  stocks,   such  as  warrants  and
     convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when Next Century perceives that they are more attractive than stocks on a long-term basis.
o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 20% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o Next Century may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Next Century determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.

STRONG VALUE FUND

o Under normal conditions, the Fund will invest at least 65% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal conditions, the Fund expects to be fully invested in equities.
o    The  Fund  may,  however,  invest  up to 35%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 10% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o Sloate, Weisman, Murray & Company, Inc., the Fund's subadvisor ("Sloate"), may invest up to 100% of the Fund's assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if Sloate determines that a temporary defensive position is advisable.
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of its net assets.


Unless noted above otherwise, if the Fund adheres to a percentage restriction specified above at the time of investment, a later increase or decrease in the percentage resulting from a change in the Fund's assets (E.G., due to cash inflows and redemptions), in the market value of the investment, or in the pricing or rating of the investment will not constitute a violation of that percentage restriction.

For the All Cap Value, Asia Pacific,  Blue Chip, Dow 30 Value,  Energy,  Foreign
MajorMarkets, International Stock, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Multi Cap Value, Overseas, Small Company Value, Technology 100, and U.S. Emerging Growth Funds, net assets is defined as net assets plus borrowing for investment purposes.

The following information supplements the discussion of the Fund's investment objectives, strategies, policies, techniques, and risks described in the Prospectus and applies to each Fund, unless otherwise noted. References to the Advisor also refer to the Subadvisor, if any, unless otherwise noted.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BLUE CHIP FUND, THE DOW 30 VALUE FUND, AND THE TECHNOLOGY 100 FUND.
ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also imposes a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


BORROWING

THE FOLLOWING PARAGRAPHS APPLY TO EACH FUND, EXCEPT MULTI CAP VALUE FUND.

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

THE FOLLOWING PARAGRAPH APPLIES TO THE MULTI CAP VALUE FUND ONLY.
To the extent not inconsistent with its fundamental investment limitations, the Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing. However, the Fund may only borrow money for temporary or emergency purposes not to exceed 5% of the Fund's total assets. The Fund has established a line of credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

CASH MANAGEMENT


The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND. DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND AND EXCEPT THE MULTI CAP VALUE FUND, WHICH MAY INVEST, UNDER NORMAL CONDITIONS, UP TO 30% OF ITS NET ASSETS IN OPTIONS ONLY.
DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets , accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.


(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". The Fund will also designate on its records liquid assets if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.



"SWAP" DERIVATIVE AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.


The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

THE FOLLOWING SECTION APPLIES TO THE ENERGY FUND ONLY.
ENERGY COMPANIES

The Energy Fund, under normal conditions, will invest at least 80% of its total assets in the equity securities of energy companies. Energy companies are generally defined as companies in the conventional areas of oil, gas, electricity, and coal, as well as those involved in alternative sources of energy, such as nuclear, geothermal, shale, and solar power. The business activities of energy companies may include production, generation, refining, transmission, transportation, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in these energy activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. In addition, the Energy Fund may invest in companies involved in the discovery and development of energy, or companies that own or control oil, gas, or other mineral leases, rights, or royalty interests. The Energy Fund may also invest in companies that develop and contribute technologies and processing services for the production or efficient use of energy, or that provide services or supplies related to energy companies such as drilling, well servicing, chemicals, parts, and equipment.

To the extent the Energy Fund invests in energy companies, the Fund's performance will depend in part on conditions in the field of energy. The securities of these companies are subject to changes in value and dividend yield that depend to a large extent on the price and supply of energy fuels. Swift price and supply fluctuations of energy fuels may be caused by events relating to international politics, energy conservation, the success of exploration projects, currency exchange rate fluctuations, and tax and other regulatory policies of various governments.


EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, unit investment trusts ("UIT"), or depository receipts that hold portfolios of common stocks that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND.

FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND.

FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

DERIVATIVES. The Fund may also invest in derivative securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on them will be tax-exempt. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BALANCED ASSET, BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS.
HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"),
Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the credit ratings.


EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid , except for the purpose of covering the OTC options against which they were written.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BALANCED ASSET, BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS.
INFLATION-INDEXED SECURITIES


The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (E.G., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (E.G., principal loss resulting from the investment of the cash collateral) and security recall/return risk (E.G., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS.
MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.


The rate of principal payment on mortgage- backed securities generally depends on the rate of principal payments received on the underlying assets , that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage--backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage backed securities may be issued with either a single class of security or multiple classes which are commonly referred to as a CMO. Multiple class mortgage- backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage- backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage- backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

THE FOLLOWING SECTION APPLIES TO THE DIVIDEND INCOME FUND ONLY.
PUBLIC UTILITY COMPANIES

While not concentrating in any particular industry, the Fund may invest a substantial portion of its assets in the public utility sector, which includes, but is not limited to, electric power, natural gas distribution, and telephone industries. Stocks of public utility companies have traditionally been attractive to conservative stock market investors because they have generally paid consistent and above-average dividends. The Fund's investments in public utility securities may or may not pay consistent and above-average dividends. Moreover, the securities of public utility companies can still be affected by the risks of the stock market, as well as factors specific to public utility companies. Government regulation of public utility companies can limit their ability to expand their businesses or to pass cost increases on to customers. Additionally, companies providing power or energy-related services may also be affected by the following factors: increases in fuel and other operating costs; high costs of borrowing to finance capital construction during inflationary periods; operational restrictions, increased costs, and delays associated with compliance with environmental and nuclear safety regulations; difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; risks associated with constructing and operating nuclear power plants; effects of energy conservation; and effects of regulatory changes. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole. Equity securities issued by public utility companies tend to be more affected by changes in interest rates than are the equity securities of other issuers and, therefore, may react to such changes somewhat like debt instruments. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (E.G., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.


THE FOLLOWING PARAGRAPH APPLIES TO THE ASIA PACIFIC FUND, THE FOREIGN MAJORMARKETSM FUND, THE INTERNATIONAL STOCK FUND, AND THE OVERSEAS FUND ONLY.
In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, I.E., the collateral, in U.S. dollars, is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS


The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.


The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE MULTI CAP VALUE FUND. SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in the Fund that invests in larger, more established companies.

THE  FOLLOWING   SECTION  APPLIES  TO  THE  ASIA  PACIFIC,   BALANCED,   FOREIGN
MAJORMARKETS, INTERNATIONAL STOCK, AND OVERSEAS FUNDS ONLY:
SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (E.G., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND. STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.


THE FOLLOWING SECTION APPLIES TO THE TECHNOLOGY 100 FUND ONLY.
TECHNOLOGY COMPANIES

The Fund will invest in the equity securities of technology companies. Companies that develop or rely on technology often face high price volatility and wide variations in performance. This is because technology companies can be significantly effected by obsolescence of existing product, competition, a less diversified product line, short production cycles, and falling prices and profits.

Due to the Fund's concentration of investments in the technology industry, an investment in the Fund may be subject to greater fluctuations in value than a Fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the technology industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.

TEMPORARY DEFENSIVE POSITION


The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives.


U.S. GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:


o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
o the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   government   provides   financial  support  to  such  U.S.
government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS.
VARIABLE- OR FLOATING-RATE SECURITIES


The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of
(a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


                             DIRECTORS AND OFFICERS


The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 67 mutual funds ("Strong Funds"). Each director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board of Directors annually or as otherwise required.

All of the Directors who are not directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year, except the All Cap Value, Small Company Value, and Strategic Value Funds' Independent and Audit Committees did not hold any meetings in 2001 because they began operations on March 28, 2002.

*RICHARD S. STRONG (DOB 5/12/42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds since July 1994.

Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since
1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990. ==

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 to 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association - Western Section and a Fellow of the American College of Medical Practice Executives.

NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

GORDON B. GREER (DOB 2/17/32), Director of the Strong Funds since March 2002.

Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

RICHARD W. SMIRL (DOB 4/18/67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.

GILBERT L. SOUTHWELL III (DOB 4/13/54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds since October 1999.

Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Master's of Accountancy from the University of Oklahoma from September 1989 to August 1991.

JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.




                            Directors' Fund Ownership
                             As of December 31, 2001
                                                                     DIRECTOR


FUND
                                 --------------------------------------------------------------------------------

                                  Richard S.    Willie D.     Gordon      Stanley        Neal      William F.
                                  Strong(1)       Davis        Greer       Kritzik       Malicky        Vogt

-------------------------------- ------------- ------------ ------------ ------------- ------------ -------------

All Cap Value Fund(2)            N/A           N/A          N/A          N/A           N/A          N/A
Asia Pacific Fund                $1-$10,000    None         None         $1-$10,000    None         $1-$10,000
Balanced Fund                    $1-$10,000    None         None         $1-$10,000    Over         $1-$10,000
                                                                                       $100,000
Balanced Asset Fund              Over          None         None         None          None         None
                                 $100,000
Blue Chip Fund                   None          None         None         $1-$10,000    None         $10,001-
                                                                                                    $50,000
Discovery Fund                   $50,001-      None         None         $10,001-      None         $10,001-
                                 $100,000                                $50,000                    $50,000
Dividend Income Fund             Over          None         None         $1-$10,000    None         $1-$10,000
                                 $100,000
Dow 30 Value Fund                None          None         None         None          None         None
Endeavor Fund                    Over          None         None         None          $1-$10,000   $1-$10,000
                                 $100,000
Energy Fund                      None          None         None         $1-$10,000    $10,001-     None
                                                                                       $50,000
Enterprise Fund                  Over          Over         None         $10,001-      $10,001-     Over
                                 $100,000      $100,000                  $50,000       $50,0O       $100,000
Foreign MajorMarketsSM Fund      Over          None         None         None          None         None
                                 $100,000
Growth Fund                      $10,001-      Over         Over         None          None         Over
                                 $50,000       $100,000     $100,000                                $100,000
Growth 20 Fund                   None          None         $10,001-     $10,001-      $1-$10,000   $10,001-
                                                            $50,000      $50,000                    $50,000
Growth and Income Fund           None          None         Over         $1-$10,000    $1-$10,000   $10,001-
                                                                                                    $50,000
                                                            $100,000
International Stock Fund         $10,001-      None         None         $1-$10,000    None         $1-$10,000
                                 $50,000
Large Cap Core Fund              Over          None         $10,001-     $10,001-      None         None
                                 $100,000                   $50,000      $50,000
Large Cap Growth Fund            $1-$10,000    None         None         $10,001-      None         $10,001-
                                                                         $50,000                    $50,000
Mid Cap Disciplined Fund         Over          None         None         $1-$10,000    None         $1-$10,000
                                 $100,000
Multi Cap Value Fund             Over          None         None         None          None         $1-$10,000
                                 $100,000
Opportunity Fund                 Over          Over         None         $10,001-      $1-$10,000   $10,001-
                                 $100,000      $100,000                  $50,000                    $50,000
Overseas Fund                    None          $50,001-     None         None          None         $1-$10,000
                                               $100,000
Small Company Value Fund(2)      N/A           N/A          N/A          N/A           N/A          N/A
Strategic Value Fund(2)          N/A           N/A          N/A          N/A           N/A          N/A
Technology 100 Fund              Over          None         None         None          None         $10,001-
                                 $100,000                                                           $50,000
U.S. Emerging Growth Fund        Over          None         None         $10,001-      $1-$10,000   $50,001-
                                 $100,000                                $50,000                    $100,000
Value Fund                       $10,001-      None         None         $1-$10,000    None         None
                                 $50,000
Strong Family of Funds(3)        Over          Over         Over         Over          Over         Over
                                 $100,000      $100,000     $100,000     $100,000      $100,000     $100,000

(1) This Director is deemed an "interested person" as defined in the 1940 Act.
(2) The All Cap Value Fund, the Small Company Value Fund, and the Strategic Value Fund first offered shares on March 28, 2002.
(3) The Strong Family of Funds includes 27 registered open-end management investment companies consisting of 67 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

                          Aggregate Compensation Table
                 For the Fiscal Year Ended December 31, 2001(1)

                                                                     DIRECTOR(2)

                                 -------------------------------------------------------------------------------------

FUND                             Willie D.      Gordon        Stanley       Neal Malicky   Marvin E.    William F.
                                 Davis          Greer(3)      Kritzik(4)                   Nevins(3)      Vogt(5)

-------------------------------- -------------- ------------- ------------- -------------- ------------- -------------

All Cap Value Fund(6)            $100           $100          $100          $100           $100          $100
Asia Pacific Fund                $298           $0            $283          $298           $298          $299
Balanced Fund                    $1,363         $0            $1,372        $1,363         $1,363        $1,492
Balanced Asset Fund              $136           $0            $136          $136           $136          $137
Blue Chip Fund                   $1,965         $0            $1,978        $1,965         $1,965        $2,152
Discovery Fund                   $642           $0            $646          $642           $642          $703
Dividend Income Fund             $1,173         $0            $1,181        $1,173         $1,173        $1,284
Dow 30 Value Fund                $613           $0            $616          $613           $613          $668
Endeavor Fund(7)                 $75            $0            $75           $75            $75           $75
Energy Fund                      $166           $0            $166          $166           $166          $170
Enterprise Fund                  $2,223         $0            $2,237        $2,223         $2,223        $2,436
Foreign MajorMarketsSM Fund      $133           $0            $133          $133           $133          $134
Growth Fund                      $13,244        $0            $13,327       $13,244        $13,244       $14,512
Growth 20 Fund                   $2,882         $0            $2,889        $2,882         $2,882        $3,158
Growth and Income Fund           $4,516         $0            $4,547        $4,516         $4,516        $4,947
International Stock Fund         $432           $0            $432          $432           $432          $463
Large Cap Core Fund              $142           $0            $142          $142           $142          $143
Large Cap Growth Fund            $6,101         $0            $6,139        $6,101         $6,101        $6,685
Mid Cap Disciplined Fund         $174           $0            $174          $174           $174          $179
Multi Cap Value Fund(8)          $135           $0            $137          $135           $135          $148
Opportunity Fund                 $13,214        $0            $13,312       $13,214        $13,214       $14,467
Overseas Fund                    $242           $0            $242          $242           $242          $253
Small Company Value Fund(6)      $100           $100          $100          $100           $100          $100
Strategic Value Fund(6)          $100           $100          $100          $100           $100          $100
Technology 100 Fund              $974           $0            $980          $974           $974          $1,068
U.S. Emerging Growth Fund        $449           $0            $451          $449           $449          $486
Value Fund                       $275           $0            $275          $275           $275          $290
Strong Family of Funds(9)        $140,189       $0            $141,156      $140,189       $140,189      $153,238

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3) Mr. Nevins retired from the Board effective February 11, 2002. Mr. Greer was appointed to the Board of Directors effective March 1, 2002.
(4) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(5) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(6) Based on estimated amounts for the current fiscal year ending December 31, 2002.
(7) For the eight-month fiscal period ended December 31, 2001.
(8) For the four-month fiscal period ended September 30, 2001 and the three-month fiscal period ended December 31, 2001.
(9) The Strong Family of Funds include 27 registered open-end management investment companies consisting of 67 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Except for the All Cap Value, Endeavor, Multi Cap Value, Small Company Value, and Strategic Value Funds, the aggregate compensation includes the amount paid to the Directors by the Strong Family of Funds during each of their most recently completed 12-month fiscal period.

Unless otherwise noted below, as of March 31, 2002, the current officers and directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares. The All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund were not offered for sale until March 28, 2002.

FUND                                     CLASS/SHARES                                        PERCENT

---------------------------------------- -------------------------------------- ----------------------

All Cap Value                            Investor Class - 50,000                                100%
Asia Pacific                             Investor Class - 305,681                               3.18%
Balanced Asset                           Investor Class - 10,000                                1.25%
Dividend Income                          Class K - 6,710                                        100%
Endeavor                                 Investor Class - 55,048                                8.75%
Foreign MajorMarkets                     Investor Class - 108,696                              39.36%
Growth and Income                        Class K - 4,935                                       100%
Large Cap Core                           Investor Class - 55,518                               11.53%
Small Company Value                      Investor Class - 50,000                                100%
Strategic Value                          Investor Class - 50,000                                100%


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of March 31, 2002, no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares. The All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund were not offered for sale until March 28, 2002.

NAME AND ADDRESS                             FUND/CLASS/SHARES                          PERCENT

------------------------------------------ --------------------------------------------- -----------------------------

Strong Financial Corporation                All Cap Value - Investor - 50,000                      100%

100 Heritage Reserve
Menomonee Falls, WI  53051-4400


Strong Investments Inc.                    Asia Pacific -Investor - 2,714,148                    28.25%

100 Heritage Reserve
Menomonee Falls, WI  53051-4400


Charles Schwab & Co. Inc.                  Asia Pacific - Investor - 1,376,916                   14.33%
101 Montgomery  Street
San Francisco, CA  94104-4122

Emre & Co.                                 Balanced - Investor - 3,106,434                       20.49%
P.O. Box 1408
Milwaukee, WI  53201-1408

Emre & Co.                                 Balanced Asset - Investor - 138,559                   17.37%
P.O. Box 1408
Milwaukee, WI  53201-1408

U.S. Clearing                              Balanced Asset - Investor - 103,650                   13.00%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY   10004-1703

Charles Schwab & Co. Inc.                  Balanced Asset - Investor - 45,659                     5.73%
101 Montgomery Street
San Francisco, CA  94104-4122

Strong Investments Inc.                    Blue Chip - Investor - 3,471,414                         13.42%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Charles Schwab & Co. Inc.                  Blue Chip - Investor - 2,838,650                         10.97%
101 Montgomery Street
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Discovery - Investor - 1,077,397                         11.39%
101 Montgomery Street
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Dividend Income - Investor - 5,668,291                   37.59%
101 Montgomery Street
San Francisco, CA  94104-4122

Strong Investments Inc.                    Dividend Income - Class K - 6,710                         100%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Charles Schwab & Co. Inc.                  Dow 30 Value - Investor - 3,787,695                      43.79%
101 Montgomery Street
San Francisco, CA  94104-4122

U.S. Clearing                              Endeavor - Investor - 141,118                            22.43%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Strong Investments Inc.                    Endeavor - Investor - 50,000                             7.95%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Emre & Co.                                 Endeavor - Investor - 44,013                             7.00%
P.O. Box 1408
Milwaukee, WI  53201-1408

Timothy G. Keller                          Endeavor - Investor  - 32,489                            5.16%
670 Arden Shore Drive
Lake Bluff, IL  60044-1333

U.S. Clearing                              Energy - Investor - 208,224                              12.32%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Energy - Investor - 185,276                              10.97%
101 Montgomery Street
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Enterprise - Investor - 2,133,848                        12.79%
101 Montgomery Street
San Francisco, CA  94104-4122

U.S. Clearing                              Enterprise - Investor - 1,164,879                        6.98%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Emre & Co.                                 Enterprise - Investor - 973,269                          5.83%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Enterprise - Advisor - 59,609                            86.22%
101 Montgomery Street
San Francisco, CA  94104-4122

Strong Investments Inc.                    Foreign MajorMarkets - Investor - 108,696                39.36%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Emre & Co.                                 Foreign MajorMarkets - Investor - 15,962                 5.78%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Growth - Investor - 13,742,995                           12.51%
101 Montgomery Street
San Francisco, CA  94104-4122

Emre & Co.                                 Growth - Investor - 8,560,669                            7.79%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Growth - Advisor - 549,715                               68.13%
101 Montgomery Street
San Francisco, CA  94104-4122

Dubuque Bank and Trust Co                  Growth - Advisor - 63,000                                7.81%
P.O. Box 747
Dubuque, IA  52004-0747

Emre & Co.                                 Growth - Institutional - 1,672,775                       24.76%
P.O. Box 1408
Milwaukee, WI  53201-1408

Aggressive Portfolio                       Growth - Institutional - 1,024,153                       15.16%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

90% Equity Portfolio                       Growth - Institutional - 896,397                         13.27%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Moderate Portfolio                         Growth - Institutional - 625,835                         9.26%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

75% Equity Portfolio                       Growth - Institutional - 617,534                         9.14%
Tomorrow's Scholar College Savings Plan
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Trust Company of Illinois                  Growth - Institutional - 345,100                         5.11%
45 S Park Blvd
Glen Ellyn, IL  60137-6282

Charles Schwab & Co. Inc.                  Growth 20 - Investor - 5,519,546                         25.11%
101 Montgomery Street
San Francisco, CA  94104-4122

U.S. Clearing                              Growth 20 - Investor - 1,160,935                         5.28%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Growth 20 - Advisor - 667,455                            90.53%
101 Montgomery Street
San Francisco, CA  94104-4122

Emre & Co.                                 Growth and Income - Investor - 7,077,250                 15.97%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Growth and Income - Investor - 6,888,681                 15.55%
101 Montgomery Street
San Francisco, CA  94104-4122

Strong Investments Inc.                    Growth and Income - Investor - 3,503,073                 7.91%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Charles Schwab & Co. Inc.                  Growth and Income - Advisor - 567,909                    73.99%
101 Montgomery Street
San Francisco, CA  94104-4122

Master Account                             Growth and Income - Advisor - 177,852                    23.17%
Kemper Service Company
811 Main Street
Kansas City, MO  64105-2005

Trust Company of Illinois                  Growth and Income - Institutional -                      60.49%
P.O. Box 1408                              1,870,870
Milwaukee, WI  53201-1408

Chase Manhattan Bank TTEE                  Growth and Income - Institutional - 833,461              26.95%
3 Chase Metro Tech Center
Brooklyn, NY  11245

Strong Aggressive Portfolio                Growth and Income - Institutional - 172,293              5.57%
Oregon College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Strong Investments Inc.                    Growth and Income - Class K - 4,935                       100%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Emre & Co.                                 International Stock- Investor - 1,097,687                14.71%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  International Stock - Investor - 719,241                 9.64%
101 Montgomery Street
San Francisco, CA  94104-4122

Strong Investments Inc.                    Large Cap Core - Investor - 53,288                       11.06%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

U.S. Clearing                              Large Cap Core - Investor - 47,832                       9.93%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Large Cap Core - Investor - 26,602                       5.52%
101 Montgomery Street
San Francisco, CA  94104-4122

Emre & Co.                                 Large Cap Growth - Investor - 3,580,366                  8.89%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Large Cap Growth - Investor - 2,157,153                  5.36%
101 Montgomery Street
San Francisco, CA  94104-4122

Charles Schwab & Co. Inc.                  Mid Cap Disciplined - Investor - 1,536,729               16.59%
101 Montgomery Street
San Francisco, CA  94104-4122

Strong Investments Inc.                    Mid Cap Disciplined - Investor - 1,495,372               16.15%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Emre & Co.                                 Mid Cap Disciplined - Investor - 1,223,049               13.21%
P.O. Box 1408
Milwaukee, WI  53201-1408

U.S. Clearing                              Mid Cap Disciplined - Investor - 561,618                 6.06%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Multi Cap Value - Investor - 919,857                     12.46%
101 Montgomery Street
San Francisco, CA  94104-4122

Emre & Co.                                 Multi Cap Value - Investor - 624,140                     8.45%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  Opportunity - Investor - 17,724,661                      18.33%
101 Montgomery Street
San Francisco, CA  94104-4122

Fidelity Investments Institutional         Opportunity - Investor - 4,912,527                       5.08%
100 Magellan Way
Covington, KY  41015-1987

Charles Schwab & Co. Inc.                  Opportunity - Advisor - 1,779,520                        60.99%
101 Montgomery Street
San Francisco, CA  94104-4122

State Street Bank & Trust Co.              Opportunity - Advisor - 763,813                          26.18%
200 Newport Avenue Ext JQ7
North Quincy, MA  02171-2102

Aggressive Portfolio                       Overseas - Investor - 470,407                            16.17%
EdVest WI College Savings Program
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Charles Schwab & Co. Inc.                  Overseas - Investor - 243,633                            8.38%
101 Montgomery Street
San Francisco, CA  94104-4122

U.S. Clearing                              Overseas - Investor - 180,877                            6.22%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Emre & Co.                                 Overseas - Investor - 166,009                            5.71%
P.O. Box 1408
Milwaukee, WI  53201-1408

Strong Financial Corporation               Small Company Value - Investor - 50,000                   100%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Strong Financial Corporation               Strategic Value - Investor - 50,000                       100%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Strong Investments Inc.                    Technology 100 - Investor - 7,612,994                    18.82%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

U.S. Clearing                              Technology 100 - Investor - 3,109,265                    7.69%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Technology 100 - Investor - 2,247,218                    5.55%
101 Montgomery Street
San Francisco, CA  94104-4122

Emre & Co.                                 U.S. Emerging - Investor - 1,271,164                     19.51%
P.O. Box 1408
Milwaukee, WI  53201-1408

Charles Schwab & Co. Inc.                  U.S. Emerging - Investor - 613,198                       9.41%
101 Montgomery Street
San Francisco, CA  94104-4122

U.S. Clearing                              U.S. Emerging - Investor - 535,376                       8.22%
A Division of Fleet Securities Inc.
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co. Inc.                  Value - Investor - 488,017                               10.11%
101 Montgomery Street
San Francisco, CA  94104-4122

Any person owning more than 25% of the Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation. Mr. Strong is the Chief Investment Officer, Chairman, and a Director of the Advisor, Ms. Hollister is Associate Counsel of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President, and Assistant Secretary of the Advisor, Mr. Southwell is Associate Counsel of the Advisor, Mr. Wallestad is Assistant Executive Vice President of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Executive Vice President , Chief Financial Officer, and Secretary of the Advisor. As of February 28, 2002, the Advisor had $45 billion under management.




Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.

The Board of Directors last reviewed the Advisory Agreement for the Asia Pacific, Balanced, Balanced Asset, Blue Chip, Discovery, Dow 30 Value,
Enterprise, Energy, Foreign MajorMarketsSM, Growth, Growth 20, Growth and Income, International Stock, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, Overseas, Technology 100, U.S. Emerging Growth, and Value Funds on May 4, 2001. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to each Fund,
(i) the terms of the Advisory Agreement, including the nature and scope of services to be provided to the Fund by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (iii) the management fee rates and payment arrangements, the proposed changes in the scope of services to be provided to the Fund by the Advisor and the impact of the proposed changes, if any, on each Fund's total expense ratio; (iv) the historical investment performance of each Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (v) the type and scope of services that historically have been provided to the Fund by the Advisor and the ability of the Advisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement, and, with respect to the non-investment advisory services that the Advisor would no longer provide the Fund under the Advisory Agreement, the ability of the Fund to continue to obtain the same type and quality of services on fair and reasonable terms, including cost, from affiliates of the Advisor or other service providers; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund (including soft dollar benefits received by the Advisor in addition to its management fee), both under the current and proposed revised management agreements and in light of other fees and expenses that would be paid by the Fund to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.


The Board of Directors last reviewed the Advisory Agreement for the Multi Cap Value Fund on May 9, 2001. In its review, the Board of Directors was provided materials relating to, and considered and evaluated, with respect to the Fund,
(i) the management fees and other expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; (ii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Advisor, but having a similar investment focus and asset composition; (iii) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Fund; and (iv) possible economies of scale in managing the Fund. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.


The Board of Directors last reviewed the Advisory Agreement for the Dividend Income Fund on September 13, 2001. In its review, the Board of Directors was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the management fees and other expenses that would be paid by the Fund under an Amended and Restated Investment Advisory Agreement as compared to those of similar funds (after the change in the Fund's investment strategy) managed by other investment advisors; (ii) the impact of the proposed change in management fee rates on the Fund's total expense ratio; (iii) the historical investment performance of the Fund, as well as performance information regarding other funds within the current market place not advised or managed by Strong, but having similar investment focus and asset types; (iv) its favorable experience with the nature and quality of investment advisory services provided by Strong to the Fund on an on-going basis; (v) current and projected profitability, including the financial viability of Strong, and related other benefits to Strong in providing investment advisory services to the Fund, both under the current and proposed management fee schedules; and (vi) possible economies of scale in managing the Fund, including in this regard the proposed management fee breakpoints for the Fund. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders. Prior to this review, the Board last reviewed and approved the Advisory Agreement on May 4, 2001, under the same conditions discussed in the preceding paragraph.


The Board of Directors reviewed the Advisory Agreement for the Endeavor Fund on January 26, 2001, and for the All Cap Value, Small Company Value, and Strategic Value Funds on February 1, 2002. In its review, the Board of Directors was provided materials relating to, (i) the terms of the Advisory Agreement, including the nature and scope of services provided by the Advisor, the structure and rates of the investment advisory fees to be charged for those services, and the extent to which those fees include breakpoints or otherwise appropriately reflect economies of scale that may be realized by the Advisor;
(ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisors;
(iii) the type and scope of services that historically have been provided by the Advisor and the ability of the Advisor to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition and the terms of the Advisory Agreement; and (vi) the current and projected profitability of the Advisor and other benefits that may be received by the Advisor or its affiliates as a result of serving as Advisor to the Strong Family of Funds
(including soft dollar benefits received by the Advisor in addition to its management fee) and in light of other fees and expenses that would be paid to the Advisor or to affiliates of the Advisor. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.


On January 28, 2000 for the Balanced, Blue Chip, Discovery, Dividend Income, Enterprise, Energy, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds, and on May 4, 2001 for the Asia Pacific, Balanced Asset, Dow 30 Value, Foreign MajorMarketsSM, International Stock, Overseas, Technology 100, and Value Funds, the Board of Directors of each Fund determined that certain administrative services provided by the Advisor under the then-current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board of Directors also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate administration agreement with the Advisor. The advisory and administrative services provided under the Amended Advisory Agreement and the administration agreement for the then-existing class of shares is, at a minimum, the same services as those provided under the then-current Advisory Agreement for the then-existing class of shares, and the quality of those services is the same. As a result of these arrangements, the management fee paid by each Fund was reduced by 0.25% of the average daily net asset value of the Fund, effective February 24, 2000 for the Discovery, Enterprise, Growth, Growth 20, Large Cap Core, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds, effective February 29, 2000 for the Balanced, Blue Chip, Dividend Income, Energy, Growth and Income, and Large Cap Growth Funds, and effective July 23, 2001 for the Asia Pacific, Balanced Asset, Dow 30 Value, Foreign MajorMarketsSM, International Stock, Overseas, Technology 100, and Value Funds.

The Institutional and Advisor Class shares of the Growth Fund and the Advisor Class shares of the Enterprise, Growth 20, and Opportunity Funds were not affected by these advisory and administrative arrangements because these classes of shares were first offered for sale on February 24, 2000. The Advisor and Institutional Class shares of the Growth and Income Funds were not affected by these advisory and administrative agreements because these classes of shares were first offered for sale on February 29, 2000. The Class K shares of the Dividend Income Fund and Growth and Income Fund were not affected by these advisory and administrative agreements because this class of shares was first offered for sale on December 31, 2001.

On May 4, 2001, the Board of Directors approved the following changes to the Amended Advisory Agreement for each Fund except the All Cap Value, Discovery, Endeavor, Multi Cap Value, Small Company Value, and Strategic Value Funds. The changes were approved by shareholders on July 20, 2001 for each Fund except for the Mid Cap Disciplined Fund, and on July 30, 2001 for the Mid Cap Disciplined Fund. Under the revised Advisory Agreement, the management fee is calculated using breakpoints, which provide for lower management fees on Fund net assets above specified asset levels for each Fund except the Balanced, Blue Chip, Dow 30 Value, Growth and Income, and Large Cap Growth Funds. The specific asset levels at which management fees are reduced are described below. The revised Advisory Agreement eliminated a 2% cap on expenses, which had been included in the Amended Advisory Agreement under a state law requirement that has since been repealed. In addition, under the revised Advisory Agreement, the management fee may be accrued and payable daily, while under the Amended Advisory Agreement the management fee was accrued and payable monthly. The Advisor reserves the right, however, to receive payment of the management fee on a less frequent basis at its discretion.


Prior to May 14, 2001, under an investment advisory agreement between the Multi Cap Value Fund and Strong Schafer Capital Management, LLC ("SSCM"), previously located at 103 Spinnaker Lane, Jupiter, Florida 33477, SSCM served as the investment advisor for the Fund. SSCM was an investment advisory firm formed in 1997 by Schafer Capital Management, Inc. ("Schafer Capital") and the Advisor pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). The LLC Agreement provided the Advisor with an option to purchase Schafer Capital's interest in SSCM commencing January 10, 2001 and for eighteen months thereafter. On January 10, 2001, the Advisor notified Schafer Capital of the exercise of this option, subject to all necessary approvals, including those of the Schafer Board of Directors and shareholders of the Fund.


On September 13, 2001, the Board of Directors of the Dividend Income Fund approved the following changes to its Advisory Agreement, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The annual advisory fee increased by a maximum of 0.20% to account for the change in the Fund's investment strategy from a non-diversified, utilities fund to a diversified large-cap, value fund. However, the revised Advisory Agreement still includes breakpoints, whereby the annual advisory fee paid by the Fund decreases on Fund net assets above certain asset levels (see table below). In addition, the increase in the annual advisory fee may be lower than 0.20% if the fees paid by the Advisor to Reaves are reduced pursuant to the terms of the revised Subadvisory Agreement (see "Investment Subadvisor" section below).



As compensation for its advisory services, the Fund pays to the Advisor a management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and may voluntarily absorb expenses for the Fund.

             FUND                           CURRENT ANNUAL RATE                       PRIOR ANNUAL RATE

-------------------------------- ------------------------------------------ ---------------------------------------

All Cap Value                                     0.75%                                      N/A
Asia Pacific                                      0.75%                            1.00% (Prior to 7/23/01)
Balanced                            0.60% on the first $35 million of         0.85% on the first $35 million of
                                  assets; 0.55% on all assets thereafter         assets; 0.80% on all assets
                                                                                 thereafter (Prior to 2/29/00)
Balanced Asset                                    0.75%                            1.00% (Prior to 2/29/00)
Blue Chip                                         0.50%                            0.75% (Prior to 2/29/00)
Discovery                                         0.75%                            1.00% (Prior to 2/24/00)
Dividend Income                                   0.70%(1)                   0.50% for assets under $4 billion;
                                                                              0.475% for the next $2 billion in
                                                                              assets; and 0.45% for assets of $6
                                                                             billion and above (Prior to 12/8/01)
                                                                                  0.50% (2/29/00 to 7/23/01)
                                                                                   0.75% (Prior to 2/29/00)
Dow 30 Value                                      0.55%                            0.80% (Prior to 7/23/01)
Endeavor                                          0.75%                                      N/A
Enterprise                                        0.75%                            1.00% (Prior to 2/24/00)
Energy                                            0.75%                            1.00% (Prior to 2/29/00)
Foreign MajorMarkets                              0.75%                            1.00% (Prior to 7/23/01)
Growth                                            0.75%                            1.00% (Prior to 2/24/00)
Growth 20                                         0.75%                            1.00% (Prior to 2/24/00)
Growth and Income                                 0.55%                            0.80% (Prior to 2/29/00)
International Stock                              0.75%                            1.00% (Prior to 7/23/01)
Large Cap Core                                    0.75%                            1.00% (Prior to2/24/00)
Large Cap Growth                      0.60% on the first $35 million,          0.85% on the first $35 million;
                                             0.55% thereafter                0.80% thereafter (Prior to 2/29/00)
Mid Cap Disciplined                               0.75%                            1.00% (Prior to 2/24/00)
Multi Cap Value                                   0.75%                          1.00% (Prior to 5/14/00)(2)
Opportunity                                       0.75%                            1.00% (Prior to 2/24/00)
Overseas                                          0.75%                            1.00% (Prior to 7/23/01)
Small Company Value                               0.75%                                      N/A
Strategic Value                                   0.75%                                      N/A
Technology 100                                    0.75%                            1.00% (Prior to 7/23/01)
U.S. Emerging Growth                              0.75%                            1.00% (Prior to 2/24/00)
Value                                             0.75%                            1.00% (Prior to 7/23/01)

(1) The annual  advisory  fee  actually  paid by the  Dividend  Income Fund may be lower than these  figures.  See
"Investment Subadvisor" section below.
(2) Pursuant to the prior advisory agreement between the Fund and SSCM.


In addition, each Fund, except the Balanced, Blue Chip, Discovery, Dow 30 Value, Growth and Income, Large Cap Growth, and Multi Cap Value Funds, is subject to the following breakpoint schedule.

                                                        CURRENT ANNUAL MANAGEMENT FEE RATE

------------------------------ -------------------------------------------------------------------------------------

                                                             AVERAGE DAILY NET ASSETS

------------------------------ ---------------------------- --------------------------- ----------------------------

                                    FOR ASSETS UNDER              FOR THE NEXT                  FOR ASSETS
FUND                                   $4 BILLION               $2 BILLION ASSETS          $6 BILLION AND ABOVE

------------------------------ ---------------------------- --------------------------- ----------------------------

All Cap Value                             0.75%                        0.725%                     0.70%
Asia Pacific                              0.75%                        0.725%                     0.70%
Balanced Asset                            0.75%                        0.725%                     0.70%
Dividend Income(1)                        0.70%                        0.675%                     0.65%
Endeavor                                  0.75%                        0.725%                     0.70%
Energy                                    0.75%                        0.725%                     0.70%
Enterprise                                0.75%                        0.725%                     0.70%
Foreign MajorMarkets                      0.75%                        0.725%                     0.70%
Growth                                    0.75%                        0.725%                     0.70%
Growth 20                                 0.75%                        0.725%                     0.70%
International Stock                       0.75%                        0.725%                     0.70%
Large Cap Core                            0.75%                        0.725%                     0.70%
Mid Cap Disciplined                       0.75%                        0.725%                     0.70%
Opportunity                               0.75%                        0.725%                     0.70%
Overseas                                  0.75%                        0.725%                     0.70%
Technology 100                            0.75%                        0.725%                     0.70%
Small Company Value                       0.75%                        0.725%                     0.70%
Strategic Value                           0.75%                        0.725%                     0.70%
U.S. Emerging Growth                      0.75%                        0.725%                     0.70%
Value                                     0.75%                        0.725%                     0.70%

(1) The annual  advisory  fee  actually  paid by the  Dividend  Income Fund may be lower than these  figures.  See
"Investment Subadvisor" section below.

The Fund paid the following management fees for the time periods indicated:

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE ALL CAP VALUE, THE SMALL COMPANY VALUE, AND THE STRATEGIC VALUE FUNDS BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL MARCH 28, 2002.


                                                                                                MANAGEMENT FEE
      FISCAL YEAR ENDED             MANAGEMENT FEE ($)                WAIVER($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Asia Pacific Fund



10/31/99                                     570,142                            0                      570,142
10/31/00                                   1,025,344                            0                    1,025,344
12/31/00(1)                                   96,025                            0                       96,025
12/31/01                                     390,885                            0                      390,885

Balanced Fund

10/31/99                                   2,645,959                            0                    2,645,959
10/31/00                                   2,314,030                            0                    2,314,030
12/31/00(1)                                  332,556                            0                      332,556
12/31/01                                   1,836,811                            0                    1,836,811

Balanced Asset Fund

9/30/99                                       71,747                            0                      71,747
9/30/00                                       45,529                            0                      45,529
12/31/00(2)                                    9,470                            0                       9,470
12/31/01                                      49,873                            0                      49,873

Blue Chip Fund

10/31/99                                   2,605,272                            0                    2,605,272
10/31/00                                   3,429,671                            0                    3,429,671
12/31/00(1)                                  457,480                            0                      457,480
12/31/01                                   2,031,450                            0                    2,031,450

Discovery Fund

12/31/99                                   2,300,355                            0                    2,300,355
12/31/00                                   1,386,407                            0                    1,386,407
12/31/01                                   1,182,418                            0                    1,182,418

Dividend Income Fund

10/31/99                                   1,822,191                            0                    1,822,191
10/31/00                                   1,282,430                            0                    1,282,430
12/31/00(1)                                  232,985                            0                      232,985
12/31/01                                   1,373,771                            0                    1,373,771

Dow 30 Value Fund

12/31/99                                     582,923                       13,689                      569,234
12/31/00                                   1,132,129                            0                    1,132,129
12/31/01                                     845,405                            0                      845,405

Endeavor Fund(3)

12/31/01(4)                                   29,364                            0                       29,364

Energy Fund

10/31/99                                      57,185                            0                       57,185
10/31/00                                      62,886                            0                       62,886
12/31/00(1)                                   15,672                            0                       15,672
12/31/01                                     124,298                            0                      124,298

Enterprise Fund

12/31/99                                   1,292,024                            0                    1,292,024
12/31/00                                   6,594,199                            0                    6,594,199
12/31/01                                   3,183,290                            0                    3,183,290

Foreign MajorMarkets Fund

10/31/99                                      17,745                            0                       17,745
10/31/00                                      33,007                            0                       33,007
12/31/00(1)                                    4,936                            0                        4,936
12/31/01                                      31,036                            0                       31,036

Growth Fund

12/31/99                                  21,857,266                            0                   21,857,266
12/31/00                                  29,531,542                            0                   29,531,542
12/31/01                                  18,353,322                            0                   18,353,322

Growth 20 Fund

12/31/99                                   1,998,780                            0                    1,998,780
12/31/00                                   5,660,960                            0                    5,660,960
12/31/01                                   3,727,841                            0                    3,727,841

Growth and Income Fund

10/31/99                                   5,169,305                            0                    5,169,305
10/31/00                                   6,929,319                            0                    6,929,319
12/31/00(1)                                1,087,823                            0                    1,087,823
12/31/01                                   5,471,302                            0                    5,471,302

International Stock Fund

10/31/99                                     985,158                            0                      985,158
10/31/00                                   1,654,536                            0                    1,654,536
12/31/00(1)                                  192,639                            0                      192,639
12/31/01                                     785,369                            0                      785,369

Large Cap Core Fund

12/31/99                                     36,938                             0                       36,938
12/31/00                                     42,595                             0                       42,595
12/31/01                                     40,936                             0                       40,936

Large Cap Growth Fund

10/31/99                                   8,908,037                            0                    8,908,037
10/31/00                                  10,936,795                            0                   10,936,795
12/31/00(1)                                1,524,377                            0                    1,524,377
12/31/01                                   6,329,515                            0                    6,329,515

Mid Cap Disciplined Fund

12/31/99                                      48,065                            0                       48,065
12/31/00                                      68,858                            0                       68,858
12/31/01                                     399,453                            0                      399,453

Multi Cap Value Fund

9/30/99(5)                                11,522,400                            0                   11,522,400
9/30/00(5)                                 4,859,361                            0                    4,859,361
9/30/01(6)                                 3,409,033                            0                    3,409,033
12/31/01(7)                                  630,387                            0                      630,387

Opportunity Fund

12/31/99                                  21,885,763                            0                   21,885,763
12/31/00                                  22,947,728                            0                   22,947,728
12/31/01                                  26,878,610                            0                   26,878,610

Overseas Fund


10/31/99                                      45,503                            0                       45,503
10/31/00                                     462,477                            0                      462,477
12/31/00(1)                                   71,875                            0                       71,875
12/31/01                                     272,911                            0                      272,911

Technology 100 Fund(8)

12/31/00                                  2,591,358                             0                    2,591,358
12/31/01                                  1,580,569                             0                    1,580,569

U.S. Emerging Growth Fund

12/31/99                                    138,413                             0                      138,413
12/31/00                                    693,600                             0                      693,600
12/31/01                                    670,330                             0                      670,330

Value Fund

12/31/99                                    772,670                             0                      772,670
12/31/00                                    511,846                             0                      511,846
12/31/01                                    460,250                             0                      460,250

(1) For the two-month fiscal period ended December 31, 2000.
(2) For the three-month fiscal period ended December 31, 2000.
(3) Commenced operations on  April 6, 2001.
(4) For the eight-month fiscal period ended December 31, 2001.
(5) Pursuant to the prior advisory agreement between the Fund and SSCM.
(6) From October 1, 2000 to May 13, 2001, $2,368,682 was paid to SSCM. From May 14, 2001 to September 30, 2001, $1,040,351 was paid to the Advisor.
(7) For the three-month fiscal period ended December 31, 2001.
(8) Commenced operations on December 31, 1999.

The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are listed below.

                           FUND                                              ORGANIZATIONAL EXPENSES

------------------------------------------------------------ ---------------------------------------------------------

Balanced Asset Fund                                                                    $59,539
Blue Chip Fund                                                                         $36,337
Dow 30 Fund                                                                            $56,499
Energy Fund                                                                            $39,865
Growth 20 Fund                                                                         $35,665



On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.


                              INVESTMENT SUBADVISOR


BALANCED ASSET FUND

The Advisor had previously entered into a Subadvisory Agreement with Schafer Capital Management, Inc. ("Subadvisor") with respect to the Fund. Pursuant to the Subadvisory Agreement, on January 10, 2001, the Advisor gave 60-days written notice to the Subadvisor to terminate the Subadvisory Agreement. As a result, March 11, 2001 was the last day the Subadvisor served as the subadvisor of the Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnished investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor was responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor was responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, were expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, the Subadvisor was responsible for all expenses incurred by it in connection with its services under such agreement. The Subadvisory Agreement required the Advisor, not the Fund, to pay the Subadvisor a fee, computed and paid monthly, at an annual rate of 0.50% of the Fund's average daily net asset value.


The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                     FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------
                          9/30/99                                                      35,874
                          9/30/00                                                      23,873
                         12/31/00(1)                                                    18,959
                          3/11/01(2)                                                    5,393


(1) For the three-month fiscal period ending December 31, 2000.
(2) The Subadvisory Agreement was terminated on March 11, 2001.


The Advisor had an additional relationship with the Subadvisor that was not related to the subadvisory arrangement for the Fund. The Subadvisor and the Advisor were the sole members of Strong Schafer Capital Management, L.L.C. (the "LLC"), an investment advisor registered under the Investment Advisers Act of 1940. The LLC was the investment advisor to the Strong Multi Cap Value Fund (formerly Strong Schafer Value Fund), another mutual fund in the Strong Family of Funds. The Subadvisor acted as the managing member of the LLC. The Advisor exercised its option to purchase the Subadvisor's interest in the LLC ("Purchase"), on January 10, 2001. The Purchase was completed on May 14, 2001. The Advisor, together with its subsidiary, Strong Investments, Inc., acted as distributor of the Multi Cap Value Fund and paid for and provided marketing assistance. The Advisor also provided transfer agency and fund accounting services to the Multi Cap Value Fund. The Advisor still provides these services to the Multi Cap Value Fund. In addition to the Fund, the Subadvisor served as an investment subadvisor to certain other accounts for which the Advisor acted as either investment advisor or subadvisor.

DIVIDEND INCOME FUND

The Advisor has entered into a Subadvisory Agreement with W.H. Reaves & Co., Inc. ("Subadvisor") with respect to the Dividend Income Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because the
Subadvisor is a member of the New York Stock Exchange ("NYSE"), it is anticipated that the Subadvisor will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

Prior to December 8, 2001, the Subadvisory Agreement required the Advisor, not the Fund, to pay the Subadvisor a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.50% of the first $200 million of the Fund's net assets, (ii) 0.30% of the Fund's net assets over $200 million and up to $1.0 billion, (iii) 0.375% of the Fund's net assets over $1.0 billion and up to $1.5 billion, and (iv) 0.30% of the Fund's net assets over $1.5 billion. The Subadvisor's fee was reduced by 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them.


The Board of Directors last reviewed and approved changes to the Subadvisory Agreement for the Dividend Income Fund on September 13, 2001. In its review, the Board of Directors was provided materials relating to and considered and evaluated, with respect to the Fund, (i) the management fees and other expenses that would be paid by the Fund under an Amended and Restated Investment Advisory Agreement as compared to those of similar funds (after the change in the Fund's investment strategy) managed by other investment advisors; (ii) the impact of the proposed change in management fee rates on the Fund's total expense ratio;
(iii) the historical investment performance of the Fund, as well as performance information regarding other funds within the current market place not advised or managed by the Advisor, but having similar investment focus and asset types;
(iv) its favorable experience with the nature and quality of investment advisory services provided by the Advisor to the Fund on an on-going basis; (v) current and projected profitability, including the financial viability of the Advisor, and related other benefits to the Advisor in providing investment advisory services to the Fund, both under the current and proposed management fee schedules; and (vi) possible economies of scale in managing the Fund, including in this regard the proposed management fee breakpoints for the Fund. On the basis of its review and analysis of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

The Board of Directors of the Dividend Income Fund approved the following changes to the Subadvisory Agreement, on September 13, 2001, which were approved by shareholders of the Dividend Income Fund on December 7, 2001. The revised Subadvisory Agreement requires the Advisor, not the Fund, to pay the Subadvisor a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark (the "Benchmark"). The Benchmark will be 90% of the performance of the Russell 1000 Value Index. Specifically, the Subadvisor will be paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then the Subadvisor will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above. During the first year of the revised Subadvisory Agreement, there will be less than twelve months of performance for the Fund under its new investment strategy. Therefore, for purposes of determining the fee paid to the Subadvisor during the first year, the Fund's performance will be compared to the Benchmark's performance for the cumulative number of months from the inception of the revised Subadvisory Agreement to the end of each calculation month. Under the new Subadvisory Agreement, the Advisor and Subadvisor shall share, in proportion to the fees they receive under their respective Fund advisory or subadvisory agreement, in the amount of payments the Advisor is obligated to make to third party intermediaries who provide various administrative services for Fund shareholders who invest through them.


 The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.


                     FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------
                         10/31/99                                                   1,074,706
                         10/31/00                                                     982,571
                         12/31/00(1)                                                  176,863
                         12/31/01                                                   1,104,823


(1)  For the two-month fiscal period ended December 31, 2000.


The Subadvisor has also adopted a Code of Ethics (Reaves' Code), which governs the personal trading activities of all employees of the Subadvisor. Reaves' Code is based upon the principal that employees must avoid serving their own personal interests ahead of the interests of the clients.

Reaves' Code permits employees to invest in securities, including securities held by the Fund, subject to specific conditions. Trades for all personal and related accounts will be approved on a trade by trade basis prior to the order being placed. The trade will only be approved if the security is not held by the Fund or if it already has an established position in the Fund's portfolio. The trade will not be approved when the security is in the process of being established in, or liquidated from, the Fund's portfolio. Under no condition will an employee receive a better price on a security than the Fund receives on orders placed on the same day. All short-term trades for personal or related accounts with a holding period of less than 60 days (Short-Term Trades) must be reviewed by the Compliance Officer. Reaves' Code also provides several situations in which employees are prohibited from investing in securities. Portfolio managers and research analysts taking same direction transactions for their personal or related accounts (within his or her sector of responsibility) within seven calendar days of the establishment or liquidation of a position in the same security, or equivalent security, by an advisory account is prohibited, as well as Short-Term Trades. In addition, an employee who is a trader in a stock in which the firm is a market maker may not purchase or sell, for his or her personal or related account, any security in which he or she makes a market or any related financial instrument.


DOW 30 VALUE FUND

From December 30, 1997 to December 12, 2000, the Advisor retained Horizon Investment Services, LLC (the "Subadvisor") to manage the Fund's investments. The Subadvisor was formed in November 1997 to provide subadvisory services to the Fund and the Fund was the sole investment advisory client of the Subadvisor. The Subadvisor is a limited liability company organized in Indiana and is a wholly owned subsidiary of Horizon Management Services, Inc. ("HMS"), a firm that publishes and distributes investment-related newsletters through its wholly owned subsidiaries. Mr. Robert T. Evans, the President of HMS, is the controlling shareholder of HMS.

The Fund's subadvisory agreement, dated December 30, 1997 (the "Subadvisory Agreement"), was last approved by the Fund's initial shareholder on its first day of operations. Under the Subadvisory Agreement the Subadvisor, pursuant to the oversight and supervision of the Fund's Board of Directors and the Advisor, provided a continuous investment program for the Fund. Under the Subadvisory Agreement, the Subadvisor was responsible for determining the securities to be purchased or sold by the Fund. However, the Advisor executed the Fund's purchase or sale transactions and managed the Fund's cash investments, which on average were expected to be less than 5% of the Fund's net assets. The Subadvisor bore all of its own expenses in providing subadvisory services to the Fund.

The Subadvisory Agreement required the Advisor, not the Fund, to pay the Subadvisor a fee, computed and paid monthly, at an annual rate of (i) 50% of the total management fee collected by the Advisor from the Fund on the first $1.0 billion of the Fund's net assets, (ii) 40% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $1.0 billion and up to $1.5 billion, (iii) 35% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $1.5 billion and up to $2.0 billion,
(iv) 30% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $2.0 billion and up to $2.5 billion, and (v) 10% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $2.5 billion. However, prior to January 1, 2000, the Subadvisory fee was $250,000 per year.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                    FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
----------------------------------------------------------- --------------------------------------------------------
                       12/31/99                                                    249,996
                       12/12/00(1)                                                 531,507

(1)  The Subadvisory Agreement was terminated on December 12, 2000.

ENERGY FUND

The Advisor has entered into a Subadvisory Agreement with Scarborough Investment Advisers, LLC ("Subadvisor") with respect to the Energy Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five percent of the Fund's total assets. During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under the Subadvisory Agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

The Subadvisory Agreement requires the Advisor, not the Fund, to pay the Subadvisor a fee, computed and paid monthly, at an annual rate of (i) 0.50% of the Fund's average daily net asset value on the first $250 million of the Fund's net assets, (ii) 0.40% of the Fund's average daily net asset value on the Fund's net assets over $250 million and up to $1.25 billion, and (iii) 0.35% of the Fund's average daily net asset value on the Fund's net assets over $1.25 billion.


The continuation of the Subadvisory Agreement was last approved by the Board of Directors on May 4, 2001. In its review, the Board of Directors was provided materials relating to and considered and evaluated, with respect to the Fund,
(i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Subadvisor, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board of Directors found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.


The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                     FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------
                         10/31/99                                                      28,076
                         10/31/00                                                      36,185
                         12/31/00(1)                                                    9,884
                         12/31/01                                                      82,731


(1)  For the two-month fiscal period ended December 31, 2000.

The Subadvisor has adopted a Code of Ethics (Scarborough's Code), which governs the personal trading activities of all "Access Persons" of the Subadvisor. Access Persons include any officer or employee of Scarborough, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales of Scarborough Investment Advisers. Scarborough's Code is based upon the principal that it is the duty at all times to place the interests of Fund shareholders first.

Scarborough's Code permits employees to invest in securities for his or her own account, or the account of an immediate family member, only through the use of a broker-dealer. Every employee and immediate family member must also obtain prior approval from the Chief Investment Officer before executing any personal securities transactions for his or her own account. A securities transaction will only be approved if no registered investment company or series thereof for which Scarborough is subadvisor (Investment Company) has a pending "buy" or "sell"' order in, if it does not appear on any "restricted" list of Scarborough, and if such transaction is not short selling or option trading that is economically opposite any pending transaction for any Investment Company. After preclearance has been granted, the Compliance Department will continue to monitor any activity to ascertain that such activity conforms to the preclearance granted and the provisions of Scarborough's Code. Scarborough's Code also lists several restrictions to the trades of employees and immediate family members. Such persons are prohibited from acquiring any securities in an initial public offering, and from acquiring securities in private placements without prior written approval. In addition, the decision to purchase securities of a related issuer for a trust or fund is subject to an independent review by investment personnel with no personal interest in the related issuer.

U.S. EMERGING GROWTH FUND

The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Subadvisor") with respect to the Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately 5% of the Fund's total assets. During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

Effective May 1, 2002, the Subadvisory Agreement requires the Advisor, not the Fund, to pay the Subadvisor a monthly fee based on the annual rate of 0.50% of the Fund's average daily net assets up to $200 million, 0.40% of the Fund's average daily net assets for the next $800 million, and 0.35% of the Fund's average daily net assets over $1 billion minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. In the event of a full waiver, the Subadvisory fee shall be zero. In the event of a partial waiver, the Subadvisory fee shall be reduced pro rata. Prior to May 1, 2002, the Advisor paid the Subadvisor a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor was obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provided for the Fund's shareholders who invested through them.

The Board of Directors reviewed and approved a revised Subadvisory Agreement effective as of May 1, 2002. In its review, the Board of Directors was provided materials relating to and considered and evaluated, with respect to the Fund,
(i) the terms of the proposed subadvisory agreement between the Subadvisor and the Advisor, including the nature and scope of services to be provided to the Fund by the Subadvisor and the structure and rates of the subadvisory fees to be charged for those services; including the extent to which the fees include breakpoints or otherwise appropriately reflect the economies of scale that may be realized by the Subadvisor; (ii) the historical investment performance of the Fund, as well as information on the performance of other funds currently available in the market not advised by the Subadvisor, but having a similar investment focus and asset composition; (iii) the type and scope of services that historically have been provided to the Fund by the Subadvisor and the ability of the Subadvisor to continue to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of the Subadvisor and its personnel, the Subadvisor's financial condition, and the terms of the agreement; and (iv) the current and projected profitability of the Subadvisor. On the basis of its review and analysis of the foregoing, the Board of Directors found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                     FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------
                         12/31/99                                                      54,763
                         12/31/00                                                     400,827
                         12/31/01                                                     435,671


The Subadvisor has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of the Subadvisor. Access Persons include any director, officer, or Advisory Person of the Subadvisor, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Funds or that might enable such persons to illicitly profit from their relationship with the Funds.

Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Fund first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relation to the Fund. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.

The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the Subadvisor. Mr. Thomas L. Press, one of the Investment Managers of the Subadvisor, controls the Subadvisor pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in the Subadvisor may raise conflicts of interest in some situations.

The LLC Agreement provides that the Subadvisor shall be managed and controlled by the Subadvisor's Board of Directors. Currently, there are three directors. One of the directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in the Subadvisor. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of the Subadvisor.

VALUE FUND

The Advisor has entered into a Subadvisory Agreement with Sloate, Weisman, Murray & Company, Inc. ("Subadvisor") with respect to the Value Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because SWM Securities, Inc. ("SWM"), an affiliated company of the Subadvisor, is a member of the NYSE, it is anticipated that SWM will directly effect purchases and sales of securities on the NYSE and be paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. (See "Portfolio Transactions and Brokerage.") During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.

The Subadvisory Agreement requires the Advisor, not the Fund, to pay the Subadvisor a monthly fee based on the following annual rates. On May 4, 2001 and July 20, 2001, the Board of Directors and shareholders, respectively, of the Fund approved a revised Subadvisory Agreement. Effective July 23, 2001, the Advisor pays the Subadvisor a fee, computed and paid monthly, of 0.60% of the Fund's average daily net asset value on the first $74.2 million, (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million. Prior to July 23, 2001, the Advisor paid the Subadvisor 60% of management fees collected by the Advisor from the Fund on $74.2 million, 50% of management fees collected by the Advisor from the Fund on net assets from $74.2 million to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.

The Advisor has one relationship with the Subadvisor that is not related to the subadvisory arrangement for the Fund. For more than 10 years, the Advisor has obtained third party investment research from the Subadvisor through soft dollar brokerage arrangements with various broker-dealers.

The continuation of the Subadvisory Agreement was last approved by the Board of Directors on May 4, 2001. In its review, the Board of Directors was provided materials relating to and considered and evaluated, with respect to the Fund,
(i) the terms of the Subadvisory Agreement; (ii) the fees and expenses that would be paid by the Fund as compared to the fees and expenses paid by similar funds managed by other investment advisers; and (iii) the historical investment performance of the Fund, as compared to the performance of other funds currently available in the market not advised or managed by the Subadvisor, but having a similar investment focus and asset composition. On the basis of its review and analysis of the foregoing, the Board of Directors found that the terms of the Subadvisory Agreement were fair and reasonable and in the best interest of shareholders.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                     FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------
                         12/31/99                                                     472,762
                         12/31/00                                                     314,148
                         12/31/01                                                     301,944

The Subadvisor has also adopted a Code of Ethics ("Sloate's Code"), which governs the personal trading activities of all employees of the Subadvisor. Sloate's Code is based upon the principal that the interests of clients must always be recognized, be respected, and come before those of Employees.

Sloate's Code permits an employee to have a personal investment or trading account that is maintained at the Firm and not any other bank or broker-dealer. Trading in these accounts is limited to Permitted Employee Investments. Permitted Employee Investments means U.S. Treasury securities, municipal bonds, shares of registered open-ended investment companies, certificates of deposit, commercial paper, foreign exchange contracts, and such other money market or investment instruments authorized by the Compliance Officer, from time to time, as well as Amadeus Partners, L.P., a client account of the Subadvisor. If an employee requests to trade in Securities other than permitted Employee Investments, such transactions must have the prior written approval of the Compliance Officer. If an employee is seeking approval to buy or sell a Security for their personal investment or trading account during a day in which transaction in such Securities are being made, or are intended to be made for Client Accounts, and, if approval is granted, the Employee must buy or sell its Securities in the same proportion that the Firm is buying or selling that Security on behalf of Client Accounts and subject to such restrictions as the Compliance Officers may deem appropriate to protect the interest of Client Accounts. All capitalized terms not defined here can be found in Sloate's Code.

                                  ADMINISTRATOR

The All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund have entered into an administration agreement with Strong Investor Services, Inc. ("Administrator") for administration services to the Fund ("Administration Agreement"). The fees received and the services provided by the Administrator are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement. The Administrator is an affiliated company of the Advisor and Distributor.


Effective November 30, 2001, each Fund, except the All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund, entered into an administration agreement ("Administration Agreement") with the Administrator for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions as the Administration Agreement. Prior to November 30, 2001, each Fund, except the Endeavor Fund, had entered into a separate administration agreement with the Advisor for administration services for the Fund that previously had been provided under the Advisory Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

Each Fund, except the All Cap Value, Asia Pacific, Balanced Asset, Dow 30 Value, Foreign MajorMarkets, International Stock, Multi Cap Value, Overseas, Small Company Value, Strategic Value Funds, Technology 100, and Value Funds which only offer Investor Class shares, has adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Fund to have multiple classes of shares. Each multi-classed Fund has entered into separate Administration Agreements with the Administrator for each of its separate class of shares. The Growth and Income Fund is authorized to offer four classes of shares: Investor Class shares, Advisor Class shares, Institutional Class shares, and Class K shares. The Growth Fund is authorized to offer three classes of shares: Investor Class, Advisor Class, and Institutional Class. The Enterprise, Growth 20, and Opportunity Funds are authorized to offer two classes of shares:
Investor Class and Advisor Class. The Dividend Income Fund is authorized to offer two classes of shares: Investor Class shares and Class K shares. The Balanced, Blue Chip, Discovery, Endeavor, Energy, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, and U.S. Emerging Growth Funds are authorized to offer only one class of shares: Investor Class shares.

The fees received and the services provided by the Administrator are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement.

ADMINISTRATION AGREEMENT - INVESTOR CLASS AND CLASS K

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class shares of the Fund, earnings reports and other financial data;
(v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of each Fund, except the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund, at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Investor Class shares. For the Discovery and Multi Cap Value Funds, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. For its services for the Class K shares, the Administrator receives a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Class K shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to July 23, 2001, for the Balanced, Balanced Asset, Blue Chip, Dividend Income, Energy, Enterprise, Growth, Growth 20, Growth and Income, Large Cap Core, Large Cap Growth, Opportunity, and U.S. Emerging Growth Funds, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares. Prior to July 31, 2001, for the Mid Cap Disciplined Fund, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.

Prior to April 12, 2001, for the Balanced, Balanced Asset, Blue Chip, Dividend Income, Energy, and Growth and Income Funds; prior to April 27, 2001, for the Discovery, Large Cap Growth, and Opportunity Funds; and prior to May 1, 2001, for the Enterprise, Growth, Growth 20, Large Cap Core, Mid Cap Disciplined, and U.S. Emerging Growth Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Advisor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv)
supervising  the daily  pricing  of the  Fund's  investment  portfolios  and the publication  of the  respective  net asset values of the Advisor Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and
(xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.30% of the Fund's average daily net assets attributable to the Advisor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to July 23, 2001, for the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds, the Advisor received a fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares. Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Enterprise, Growth, Growth 20, and Opportunity Funds, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns;
(vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares, the Administrator receives a fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to April 12, 2001, for the Growth and Income Fund, and prior to April 27, 2001, for the Growth Fund, the fee was computed and payable monthly or as otherwise agreed by the Fund and the Advisor.

The Fund paid the following administrative fees for the time periods indicated. NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE INVESTOR CLASS SHARES OF THE ALL CAP VALUE, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL MARCH 28, 2002. THE TABLE DOES NOT CONTAIN INFORMATION ON THE CLASS K SHARES OF THE DIVIDEND INCOME AND GROWTH AND INCOME FUNDS BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL DECEMBER 31, 2001.

                                                                                              ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)              WAIVER($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

Asia Pacific Fund - Investor Class(1)

12/31/01(2)                               50,799                             0                         50,799

Balanced Fund - Investor Class(3)

10/31/00(4)                              614,824                             0                        614,824
12/31/00(5)                              149,555                             0                        149,555
12/31/01                                 895,261                             0                        895,261

Balanced Asset Fund - Investor Class(1)

12/31/01(6)                                7,796                             0                          7,796

Blue Chip Fund - Investor Class(3), (7)

10/31/00(4)                            1,038,895                             0                      1,038,895
12/31/00(5)                              228,431                             0                        228,431
12/31/01                               1,093,342                             0                      1,093,342

Discovery Fund - Investor Class(8)

12/31/00(9)                              376,720                             0                        376,720
12/31/01                                 393,892                             0                        393,892

Dividend Income Fund - Investor Class(3)

10/31/00(4)                              367,862                             0                        367,862
12/31/00(5)                              116,493                             0                        116,493
12/31/01                                 741,500                             0                        741,500

Dow 30 Value Fund - Investor Class(10)

12/31/01(2)                              140,689                             0                        140,689

Endeavor Fund - Investor Class(11)

12/31/01(12)                              11,728                             0                         11,728

Energy Fund - Investor Class(3)

10/31/00(4)                               14,589                             0                         14,589
12/31/00(5)                                5,224                             0                          5,224
12/31/01                                  44,951                             0                         44,951

Enterprise Fund - Investor Class(8)

12/31/00(9)                            1,830,006                             0                      1,830,006
12/31/01                               1,139,685                             0                      1,139,685

Enterprise Fund - Advisor Class(13)

12/31/00(9)                                   52                             0                             52
12/31/01                                   2,138                             0                          2,138

Foreign MajorMarkets Fund - Investor Class(1)

12/31/01(2)                                5,163                             0                          5,163

Growth Fund - Investor Class(8)

12/31/00(9)                            8,188,200                             0                      8,188,200
12/31/01                               6,479,302                             0                      6,479,302

Growth Fund - Advisor Class(13)

12/31/00(9)                                  985                             0                            985
12/31/01                                  32,199                             0                         32,199

Growth Fund - Institutional Class(13)

12/31/00(9)                                1,277                             0                          1,277
12/31/01                                   5,908                             0                          5,908

Growth 20 Fund - Investor Class(8)

12/31/00(9)                            1,622,913                             0                      1,622,913
12/31/01                               1,302,249                             0                      1,302,429

Growth 20 Fund - Advisor Class(13)

12/31/00(9)                                  810                             0                            810
12/31/01                                  24,815                             0                         24,815

Growth and Income Fund - Investor Class(3)

10/31/00(4)                            1,979,847                             0                      1,979,847
12/31/00(5)                              487,177                             0                        487,177
12/31/01                               2,579,654                             0                      2,579,654

Growth and Income Fund - Advisor Class(14)

10/31/00(4)                                  297                             0                            297
12/31/00(5)                                  571                             0                            571
12/31/01                                  30,669                             0                         30,669

Growth and Income Fund - Institutional Class(14)

10/31/00(4)                                   57                             0                             57
12/31/00(5)                                  537                             0                            537
12/31/01                                   5,928                             0                          5,928

International Stock Fund - Investor Class(1)

12/31/01(2)                              102,232                             0                        102,232

Large Cap Core Fund - Investor Class(8)

12/31/00(9)                               11,875                             0                         11,875
12/31/01                                  14,824                             0                         14,824

Large Cap Growth Fund - Investor Class(3)

10/31/00(4)                            3,095,811                             0                      3,095,811
12/31/00(5)                              690,561                             0                        690,561
12/31/01                               3,094,456                             0                      3,094,456

Mid Cap Disciplined Fund - Investor Class(8)

12/31/00(9)                               20,119                             0                         20,119
12/31/01                                 147,832                             0                        147,832

Multi Cap Value Fund - Investor Class(15)

12/31/01(16)                             209,600                             0                        209,600

Opportunity Fund - Investor Class(8)

12/31/00(9)                            6,445,208                             0                      6,445,208
12/31/01                               9,630,385                             0                      9,630,385

Opportunity Fund - Advisor Class(13)

12/31/00(9)                                  567                             0                            567
12/31/01                                 129,617                             0                        129,617

Overseas Fund - Investor Class(1)

12/31/01(2)                               34,945                             0                         34,945

Technology 100 Fund - Investor Class(10)

12/31/01(2)                              200,563                             0                        200,563

U.S. Emerging Growth Fund - Investor Class(8)

12/31/00(9)                              210,098                             0                        210,098
12/31/01                                 240,926                             0                        240,926

Value Fund - Investor Class(10)

12/31/01(2)                               67,310                             0                         67,310

(1) First applicable on April 9, 2001.
(2) For the five-month fiscal period ended December 31, 2001.
(3) First applicable on February 29, 2000.
(4) For the eight-month fiscal period ended October 31, 2000.
(5)  For the two-month fiscal period ended December 31, 2000.
(6)  For the six-month fiscal period ended December 31, 2001.
(7) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.
(8) First applicable on February 24, 2000.
(9) For the ten-month fiscal period ended December 31, 2000.
(10) First applicable on May 1, 2001.
(11) Commenced operations on April 6, 2001.
(12) For the eight-month fiscal period ended December 31, 2001.
(13) First offered on February 24, 2000.
(14) First offered on February 29, 2000.
(15) First applicable on July 27, 2001.
(16) For the seven-month fiscal period ended December 31, 2001.



                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchases of those shares. Class K shares are only available to certain types of investors. See "Additional Shareholder Information" for more information on the eligibility criteria for purchasing Class K shares.

Pursuant to a distribution plan adopted on behalf of the Investor Class shares of the All Cap Value, Endeavor, Small Company Value, and Strategic Value Funds and the Advisor Class shares of the Enterprise, Growth, Growth 20, Growth and Income, and Opportunity Funds ("12b-1 shares") in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the 12b-1 shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the 12b-1 shares of each Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares.

The Distributor has adopted a Code of Ethics. See the "Investment Advisor" section for details.


From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION APPLIES TO THE INVESTOR CLASS SHARES OF THE ALL CAP VALUE, ENDEAVOR, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS, AND THE ADVISOR CLASS SHARES OF THE ENTERPRISE, GROWTH, GROWTH 20, GROWTH AND INCOME, AND OPPORTUNITY FUNDS ONLY.
                                DISTRIBUTION PLAN


The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act, on behalf of the 12b-1 shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its 12b-1 shares, to make payments to the Distributor in connection with the distribution of its 12b-1 shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its 12b-1 shares. However, under the Distribution Agreement for the 12b-1 shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to 12b-1 shares. Amounts received by the Distributor under the
Distribution Agreement for the 12b-1 shares of the Fund may be spent by the Distributor for any activities or expenses primarily intended to result in the sale of 12b-1 shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of 12b-1 shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of 12b-1 shares; and compensation of broker-dealers. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of 12b-1 shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell 12b-1 shares.

The Rule 12b-1 Plan is known as a "compensation" plan because payments under the Rule 12b-1 Plan are made for services rendered to the Fund with respect to its 12b-1 shares regardless of the level of expenditures by the Distributor. The Board of Directors of the Fund, however, will take into account any expenditures made by the Distributor for purposes of both their quarterly review of the operation of the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan's renewal.

The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board of Directors of the Fund, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the shareholders of 12b-1 shares of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board of Directors of the Fund and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders of 12b-1 shares. Under the Rule 12b-1 Plan, the Distributor will provide the Board of Directors of the Fund and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:
NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE ALL CAP VALUE, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS BECAUSE THEY WERE NOT OFFERED UNTIL MARCH 28, 2002.

                                                                     ADVERTISING, PRINTING,
                                                                         AND MAILING OF
                                                                     PROSPECTUSES TO OTHER
                                                                          THAN CURRENT          COMPENSATION TO
      FISCAL YEAR ENDED           PAID BY FUND($)        WAIVER ($)     SHAREHOLDERS ($)       BROKER-DEALERS($)

------------------------------- ------------------ ----------------- ------------------------ ---------------------


Endeavor Fund - Investor Class(1)

12/31/01(2)                                9,773              0               9,773                      0

Enterprise Fund - Advisor Class(3)

12/31/00(4)                                   52              0                  11                      7
12/31/01                                   1,928              0                   0                  1,933

Growth Fund - Advisor Class(3)

12/31/00(4)                                  985              0                  41                     30
12/31/01                                  29,157              0                   0                 29,202

Growth 20 Fund - Advisor Class(3)

12/31/00(4)                                  810              0                  50                     80
12/31/01                                  22,664              0                   0                 22,736

Opportunity Fund - Advisor Class(3)

12/31/00(4)                                  567              0                  44                    133
12/31/01                                 114,159              0                   0                114,204

Growth and Income Fund - Advisor Class(5)

10/31/00(6)                                  297              0                   0                    297
12/31/00(7)                                  571              0                   0                    571
12/31/01                                  27,770              0                   0                 27,781

(1) Commenced operations on April 6, 2001.
(2) For the eight-month fiscal period ended December 31, 2001.
(3) First offered on February 24, 2000.
(4) For the ten-month fiscal period ended December 31, 2000.
(5) First offered on February 29, 2000.
(6) For the eight-month fiscal period ended October 31, 2000.
(7) For the two-month fiscal period ended December 31, 2000.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND DOES NOT PARTICIPATE IN INITIAL PUBLIC OFFERINGS.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions or other charges to be paid on such transactions. References in this section to the Advisor also refer to the Subadvisor, if any, unless indicated otherwise. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage and execution services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds. The Advisor may, at such time as it deems advisable, place trades with certain brokers with which it is affiliated, including the Distributor, under procedures adopted by the Fund's Board of Directors, which provide, in part, that the commissions received by the affiliated broker must be reasonable and fair compared to that received by non-affiliated brokers in similar transactions during a comparable time period.


The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services.

The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.


When deemed appropriate or advisable by the Advisor, registered mutual funds managed by the Advisor ("Strong Funds") may purchase from, or sell to, any other Strong Fund, a portfolio security that is consistent with the Fund's investment objectives, policies and limitations. Such trades between mutual funds are conducted pursuant to Rule 17a-7 under 1940 Act. These transactions may benefit the Strong Funds by providing them with greater investment flexibility, including the ability to invest or raise cash without incurring transaction costs. The Board of Directors, including a majority of the disinterested directors, has approved procedures governing these transactions with respect to all of the Strong Funds.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.


From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.


The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commissions paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover , brokerage and custodial costs, and tax consequences to the client.

With  respect to the Fund's  foreign  equity  investing,  if any, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing the accounts of other clients and may or may not be used by the Advisor in connection with making investment decisions for the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the Fund or other account's respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and expected liquidity needs, the availability of other competing investment opportunities, the size and number of investment positions generally held, transaction, custodial or other charges that may be incurred as a result of the transaction, tax considerations and the opinions of the persons responsible for recommending the investment.

From time to time, the Advisor may invest for a client in securities being offered in an initial or secondary public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives , restrictions and tax circumstances; the client's tolerance for risk and high portfolio turnover ; the nature, size and investment merits of the IPO; the size of the client's account, cash availability , other holdings, asset allocation and other current or expected competing investment opportunities that may be available for the account; if the portfolio manager team contemplates holding the investment for the client's account, as opposed to immediately selling it, whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction, custodial and other costs to the client in making the investment. The team also may consider the number and nature of the account's past participation in IPOs and any indicators of the client's contribution to the availability of the particular investment opportunity or IPO investment opportunities generally, including the amount of brokerage commissions and underwriter compensation generated by the client account. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. A Fund or other client's access to profitable IPOs may be limited. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies. In addition, when a Fund or other client account is small, profitable IPOs may greatly increase the Fund or account's total returns, but the same level of performance is not likely to be achieved when an account grows larger.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor is usually limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may seek to buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability to the Advisor of a specific "hot issue" IPO or to "hot issue" IPOs generally.


Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the client accounts participating in the order in accordance with an allocation percentage established for each such client account by the trading desk. The allocation percentages are determined using a pre-established formula which gives primary weight to the amount of equity assets under management (including cash available for investment on the date the IPO is priced) in the client's account, with lesser weight given to the brokerage commissions generated by all trading for the client account and to underwriting compensation paid by the client account over the last twelve months. The trading desk then allocates to each participating client account the assigned allocation percentage of the amount of the limited availability IPO securities obtained by the Advisor for all clients or, if less, the amount of the IPO securities initially ordered for that client account. To avoid allocations of "odd lot" positions or fractional shares, each client's allocation is also rounded down to the nearest 100-share lot. Any unallocated securities remaining are distributed on a random basis in minimum lots of 100 shares to those participating client accounts that did not qualify for a 100 share or greater allocation based on their allocation percentage.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities or limited availability IPO securities made available to the Advisor among its clients in equal amounts or PRO RATA based on the size of an account's assets. Under the Advisor's IPO allocation policy, certain clients, including private investment funds or so-called "hedge funds," may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. In addition, the Advisor generally will not invest in IPOs for clients whose accounts are managed pursuant to wrap fee and other programs sponsored by broker-dealers or other financial professionals.


The Advisor's policy generally will result in greater IPO allocations (as a percentage of client assets under management) to clients whose accounts are actively traded. Clients receiving greater IPO allocations are likely to include hedge funds or other accounts managed by the Advisor that pay the Advisor higher account management fees, including performance fees.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

At such time as the Advisor deems it advisable, the Fund may participate in a program with State Street Brokerage Services, Inc. ("State Street Brokerage") under which the Fund would receive a credit for part of the brokerage commission paid in any brokerage transaction directed to participating brokers. The credit is applied to Fund expenses payable to the Fund's third-party service providers other than the Advisor or its affiliates. The credit may be applied to the fees of the Fund's custodian, which is an affiliate of State Street Brokerage. Neither the Advisor nor its affiliates receive any direct or indirect benefit from this arrangement.

The Fund paid the following brokerage commissions for the time periods indicated:

NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE ALL CAP VALUE, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL MARCH 28, 2002.

                     FISCAL YEAR ENDED                                      BROKERAGE COMMISSIONS ($)
------------------------------------------------------------ ---------------------------------------------------------

Asia Pacific Fund



10/31/99                                                                            1,153,704
10/31/00                                                                            1,417,450
12/31/00(1)                                                                           104,690

12/31/01                                                                              653,258

Balanced Fund

10/31/99                                                                                170,667
10/31/00                                                                                274,330
12/31/00(1)                                                                              81,721
12/31/01                                                                                663,126

Balanced Asset Fund

9/30/99                                                                                  19,907
9/30/00                                                                                   9,824
12/31/00(2)                                                                                 174
12/31/01                                                                                 18,054

Blue Chip Fund

10/31/99                                                                                416,604
10/31/00                                                                                362,245
12/31/00(1)                                                                             111,085
12/31/01                                                                              1,276,024

Discovery Fund

12/31/99                                                                              1,916,282
12/31/00                                                                              1,576,788
12/31/01                                                                              1,638,470

Dividend Income Fund

10/31/99                                                                                488,513
10/31/00                                                                                673,582
12/31/00(1)                                                                              77,334
12/31/01                                                                                627,558

Dow 30 Value Fund

12/31/99                                                                                 26,807
12/31/00                                                                                 90,220
12/31/01                                                                                287,537

Endeavor Fund(3)

12/31/01(4)                                                                              43,203

Energy Fund

10/31/99                                                                                 16,957
10/31/00                                                                                 20,975
12/31/00(1)                                                                               5,636
12/31/01                                                                                 33,731

Enterprise Fund

12/31/99                                                                                695,954
12/31/00                                                                              4,646,376
12/31/01                                                                              4,880,600

Foreign MajorMarkets Fund

10/31/99                                                                                8,011
10/31/00                                                                               22,371
12/31/00(1)                                                                             2,895
12/31/01                                                                               23,509

Growth Fund

12/31/99                                                                             10,493,904
12/31/00                                                                             14,927,814
12/31/01                                                                             17,389,597

Growth 20 Fund

12/31/99                                                                              1,343,232
12/31/00                                                                              4,110,892
12/31/01                                                                              5,569,140

Growth and Income Fund

10/31/99                                                                                963,568
10/31/00                                                                              2,348,258
12/31/00(1)                                                                             638,741
12/31/01                                                                              3,507,299

International Stock Fund

10/31/99                                                                              512,366
10/31/00                                                                              782,160
12/31/00(1)                                                                            86,290
12/31/01                                                                              678,666

Large Cap Core Fund

12/31/99                                                                                 12,748
12/31/00                                                                                 11,932
12/31/01                                                                                 26,213

Large Cap Growth Fund

10/31/99                                                                              7,674,568
10/31/00                                                                              9,062,031
12/31/00(1)                                                                           1,696,731
12/31/01                                                                              9,723,873

Mid Cap Disciplined Fund

12/31/99                                                                                 52,313
12/31/00                                                                                 71,878
12/31/01                                                                              1,070,203


Multi Cap Value Fund

9/30/99                                                                               4,387,808
9/30/00                                                                               1,529,280
9/30/01                                                                                 812,249
12/31/01(5)                                                                             325,334

Opportunity Fund

12/31/99                                                                              5,305,390
12/31/00                                                                              6,575,421
12/31/01                                                                              8,825,609

Overseas Fund

10/31/99                                                                               26,944
10/31/00                                                                              329,754
12/31/00(1)                                                                            32,454
12/31/01                                                                              233,347


Technology 100 Fund(6)

12/31/00                                                                              1,407,833
12/31/01                                                                              1,655,815

U.S. Emerging Growth Fund

12/31/99                                                                                 52,253
12/31/00                                                                                196,990
12/31/01                                                                                115,003

Value Fund

12/31/99                                                                                227,621
12/31/00                                                                                207,295
12/31/01                                                                                195,646

(1) For the two-month fiscal period ended December 31, 2000.
(2) For the  three-month fiscal period ended  December 31, 2000.
(3) Commenced operations on April 6, 2001.
(4) For the eight-month fiscal period ended December 31, 2001.
(5) For the three-month fiscal period ended December 31, 2001.
(6) Commenced operations on December 31,1999.

With respect to the Dividend Income Fund only, because Reaves is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for Reaves to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Reaves must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows Reaves to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the periods indicated in the brokerage commission table above, the Fund paid Reaves the full amount of the brokerage commissions indicated in the table. For the period January 1, 2001 to December 31, 2001, 99.97% of the Fund's aggregate brokerage commissions were paid to Reaves. For the period January 1, 2001 to December 31, 2001, 99.97% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through Reaves.

                    FISCAL YEAR ENDED                                BROKERAGE COMMISSIONS PAID TO REAVES($)
------------------------------------------------------------ ---------------------------------------------------------
10/31/99                                                                                488,513
10/31/00                                                                                673,402
12/31/00(1)                                                                              77,334
12/31/01                                                                                627,393


(1)  For the two-month fiscal period ended December 31, 2000.


With respect to the Value Fund only, because SWM Securities, Inc. ("SWM"), an affiliated company of the Subadvisor to the Value Fund, is a member of the NYSE, it expects to act as a broker for transactions in the Fund's securities. In order for SWM to effect any portfolio transactions for the Fund on an exchange, the commissions, fees, or other remuneration received by SWM must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows SWM to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. For the period January 1, 2001 to December 31, 2001, 3.84% of the Fund's aggregate brokerage commissions were paid to SWM. For the period January 1, 2001 to December 31, 2001, 3.84% of the Fund's aggregate dollar amount of transactions involving the payment of commissions were effected through SWM.

                    FISCAL YEAR ENDED                                  BROKERAGE COMMISSIONS PAID TO SWM($)
------------------------------------------------------------ ---------------------------------------------------------
12/31/99                                                                                      0
12/31/00                                                                                  7,893
12/31/01                                                                                  7,516

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.

        REGULAR BROKER OR DEALER (OR PARENT) ISSUER            VALUE OF SECURITIES OWNED AS OF DECEMBER 31,  2001

------------------------------------------------------------ ---------------------------------------------------------

Salomon Smith Barney, Inc.                                            $2,025,000 (Balanced)
Credit Suisse First Boston Corporation                                $998,000 (Balanced)
Morgan Stanley, Dean Witter & Company                                 $2,573,000 (Balanced)
Salomon Smith Barney, Inc.                                            $5,750,000 (Balanced)
Morgan Stanley, Dean Witter & Company                                 $61,000 (Balanced Asset)
Merrill Lynch, Pierce, Fenner & Smith, Inc.                           $63,000 (Balanced Asset)
Goldman, Sachs & Company                                              $11,130,000 (Blue Chip)
Salomon Smith Barney, Inc.                                            $8,464,000 (Blue Chip)
Salomon Smith Barney, Inc.                                            $1,626,000 (Discovery)
Lehman Brothers Inc.                                                  $1,591,000 (Discovery)
Salomon Smith Barney, Inc.                                            $10,046,000 (Dividend Income)
Morgan Stanley, Dean Witter & Company                                 $559,000 (Dividend Income)
Merrill Lynch, Pierce, Fenner & Smith, Inc.                           $521,000 (Dividend Income)
Salomon Smith Barney, Inc.                                            $4,959,000 (Dow 30 Value)
Lehman Brothers Inc.                                                  $66,000 (Endeavor)
Salomon Smith Barney, Inc.                                            $34,000 (Endeavor)
Goldman, Sachs & Company                                              $1,990,000 (Enterprise)
Bank Julius                                                           $68,000 (Foreign MajorMarkets)
Salomon Smith Barney, Inc.                                            $20,192,000 (Growth)
Lehman Brothers Inc.                                                  $6,680,000 (Growth)
Goldman, Sachs & Company                                              $20,869,000 (Growth)
Goldman, Sachs & Company                                              $11,594,000 (Growth 20)
Salomon Smith Barney, Inc.                                            $30,338,000 (Growth and Income)
Morgan Stanley, Dean Witter & Company                                 $13,537,000 (Growth and Income)
Bank Julius                                                           $1,047,000 (International Stock)
Salomon Smith Barney, Inc.                                            $244,000 (Large Cap Core)
Morgan Stanley, Dean Witter & Company                                 $151,000 (Large Cap Core)
Salomon Smith Barney, Inc.                                            $17,668,000 (Large Cap Growth)
Morgan Stanley, Dean Witter & Company                                 $5,314,000 (Large Cap Growth)
State Street Bank and Trust                                           $2,613,000 (Large Cap Growth)
Lehman Brothers, Inc.                                                 $5,344,000 (Large Cap Growth)
Goldman, Sachs & Company                                              $17,159,000 (Large Cap Growth)
Merrill Lynch, Pierce, Fenner & Smith, Inc.                           $1,730,000 (Mid Cap Disciplined)
Bank Julius                                                           $338,000 (Overseas)
Salomon Smith Barney, Inc.                                            $4,555,000 (Value)
Goldman, Sachs & Company                                              $93,000 (Value)

The table below shows the Fund's portfolio turnover rate for the last two fiscal periods.
NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE ALL CAP VALUE, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS BECAUSE THEY COMMENCED OPERATIONS ON MARCH 28, 2002.

FUND                                 DECEMBER 31, 2001          DECEMBER 31, 2000           OCTOBER 31, 2000

-------------------------------- -------------------------- --------------------------- --------------------------
-------------------------------- -------------------------- --------------------------- --------------------------

Asia Pacific                             165.5%                       22.9%(1)                   181.5%
Balanced                                 234.1%                       45.1%(1)                   150.9%
Balanced Asset                           161.8%                        2.1%(2)                     N/A
Blue Chip                                203.9%(3)                    21.2%(1)                    67.9%
Discovery                                501.7%                      481.8%                        N/A
Dividend Income                           76.9%                        7.0%(1)                   106.8%
Dow 30 Value                             110.6%                       87.1%                        N/A
Endeavor                                 391.8%(4)                     N/A                         N/A
Energy                                    52.3%                        9.3%(1)                    51.4%
Enterprise                               629.8%                      473.7%                        N/A
Foreign MajorMarkets                     131.4%                       23.6%(1)                   143.9%
Growth                                   399.8%                      366.3%                        N/A
Growth 20                                658.7%                      521.0%                        N/A
Growth and Income                        171.9%                       23.3%(1)                   122.0%
International Stock                      179.2%                       12.8%(1)                   100.2%
Large Cap Core                           196.4%                      154.9%                        N/A
Large Cap Growth                         468.7%                       68.6%(1)                   455.0%
Mid Cap Disciplined                      647.6%                      300.6%                        N/A
Multi Cap Value                           18.1%(5)                     N/A                         N/A
Opportunity                               87.8%                       86.5%                        N/A
Overseas                                 169.2%                       12.8%                      116.6%
Technology 100                           558.1%                      688.4%                        N/A
U.S. Emerging Growth                     168.2%                      186.8%                        N/A
Value                                    151.3%                      149.0%                        N/A

(1)  For the two-month fiscal period ended December 31, 2000.
(2) For the three-month fiscal period ended December 31, 2000. For the 12-month fiscal period ended September 30, 2000, the portfolio turnover rate was 35.7%
(3) Effective May 1, 2001, the Blue Chip began investing, under normal conditions, at least 80% of its net assets in well-known, established, large-capitalization companies primarily traded in the U.S. Prior to May 1, 2001, half of the Fund's assets were invested in the common stocks of the 100 largest market capitalization companies primarily traded in the U.S. in proportion to size and the other half of the Fund's assets were selectively invested in 20 to 30 of those same 100 companies. This change in principal investment strategy was a material reason why the portfolio turnover rate for the fiscal period ending December 31, 2001 was significantly higher than the turnover rate for the prior 12-month fiscal period.
(4)  For the eight-month fiscal period ended December 31, 2001.
(5) For the three-month fiscal period ended December 31, 2001. For the 12-month fiscal period ended September 30, 2001, the portfolio turnover rate was 58.1%



                                    CUSTODIAN


As custodian of the Funds' assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is an affiliated entity of the Advisor and Distributor. The Administrator is compensated as follows:

-------------------------------------- -------------------------------------------------------------------------------
        FUND TYPE/SHARE CLASS                                              FEE(1)
-------------------------------------- -------------------------------------------------------------------------------

Investor Class shares                  $27.00 annual open account fee, $4.20 annual closed account fee.

-------------------------------------- -------------------------------------------------------------------------------

Advisor Class shares                   0.20% of the average daily net asset value of all Advisor Class shares.

-------------------------------------- -------------------------------------------------------------------------------

  Institutional Class shares           0.015% of the average daily net asset value of all Institutional Class shares.

-------------------------------------- -------------------------------------------------------------------------------

Class K shares                         0.20% of the average daily net asset value of all Class K shares.

-------------------------------------- -------------------------------------------------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.



The fees received and the services provided by the Administrator as transfer agent and dividend disbursing agent for the Fund are in addition to those received and provided by the Administrator under the Administration Agreement.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services: NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE CLASS K SHARES OF THE DIVIDEND INCOME AND GROWTH AND INCOME FUNDS BECAUSE THIS CLASS OF SHARES WAS NOT OFFERED UNTIL DECEMBER 31, 2001. THE TABLE ALSO DOES NOT CONTAIN INFORMATION ON THE ALL CAP VALUE, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL MARCH 28, 2002.


                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE ($)           EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


Asia Pacific Fund - Investor Class

10/31/99                     223,682             21,445               1,183             66,233             180,077
10/31/00                     283,137             16,625                 858                  0             300,620
12/31/00(1)                   41,569              4,972                   0                  0              46,541
12/31/01                     241,223              7,603             114,944             71,582             292,188

Balanced Fund - Investor Class

10/31/99                     603,750             57,314               4,175                  0             665,239
10/31/00                     665,047             34,929               1,907                  0             701,883
12/31/00(1)                  125,686              1,039                   0                  0             126,725
12/31/01                     880,316             21,808             186,976                  0           1,089,100

Balanced Asset Fund - Investor Class

9//30/99                      26,583              6,367                 198                413              32,735
9/30/00                       20,490              3,947                  83              7,263              17,257
12/31/00(2)                    4,875                  0               6,750              4,443               7,182
12/31/01                      36,199              1,516              32,292             31,293              38,714

Blue Chip Fund - Investor Class(3)

10/31/99                     909,100            128,550               6,062                  0           1,043,712
10/31/00                   1,463,258            109,011               5,059                  0           1,577,328
12/31/00(1)                  264,960              4,212                   0                  0             269,172
12/31/01                   1,686,944             64,525             593,353                  0           2,344,822

Discovery Fund - Investor Class

12/31/99                     663,246             71,277               4,269                  0             738,792
12/31/00                     532,691             29,517               1,280                  0             563,488
12/31/01                     523,830             17,085             142,990                  0             683,905

Dividend Income Fund - Investor Class

10/31/99                     465,020             42,604               2,796                  0             570,420
10/31/00                     422,380             20,836               1,114                  0             444,330
12/31/00(1)                   80,772                622                   0                  0              81,394
12/31/01                     625,582             16,792             129,524                  0             771,898

Dow 30 Value Fund - Investor  Class

12/31/99                     186,791             23,598               1,032              3,186             208,235
12/31/00                     298,583             16,323                 655                  0             315,561
12/31/01                     372,027             10,838              78,658                  0             461,523

Endeavor Fund - Investor Class

12/31/01(4)                   16,410                710              19,641             18,664              18,097

Energy Fund - Investor Class

10/31/99                      14,488              2,337                  96                128              16,793
10/31/00                      22,031              2,956                  49                  0              25,036
12/31/00(1)                   10,203                760                   0                  0              10,963
12/31/01                      63,764              3,254              17,133                  0              84,151

Enterprise Fund - Investor Class

12/31/99                     282,512             29,647               1,011                   0            313,170
12/31/00                   2,223,899            123,352               4,543                   0          2,351,794
12/31/01                   2,288,543             76,839             607,408                   0          2,972,790

Enterprise Fund - Advisor Class(5)

12/31/00(6)                       41                728                   0                   0                769
12/31/01                       1,543                598               3,813                   0              5,954

Foreign MajorMarkets Fund - Investor Class

10/31/99                       5,368              1,187                   9              3,775               2,789
10/31/00                      11,603              2,549                  32             11,613               2,571
12/31/00(1)                    2,257                623                   0              2,880                   0
12/31/01                      28,563                527              11,722             37,780               5,186

Growth Fund - Investor Class

12/31/99                   4,131,273            393,038              22,423                   0          4,546,734
12/31/00                   5,281,312            235,109              10,474                   0          5,526,895
12/31/01                   6,568,289            154,931           1,289,223                   0          8,012,443

Growth Fund - Advisor Class(5)

12/31/00(6)                      788                 57                   0                  0                 845
12/31/01                      23,326                263              17,438                  0              41,027

Growth Fund - Institutional Class(5)

12/31/00(6)                      958                356                   0                  0               1,314
12/31/01                       4,431             11,900              16,512                  0              32,843

Growth 20 Fund - Investor Class

12/31/99                     495,696             51,376               2,413                  0             549,485
12/31/00                   1,335,303             76,755               2,785                  0           1,414,843
12/31/01                   1,722,427             57,070             481,418                  0           2,260,915

Growth 20 Fund - Advisor Class(5)

12/31/00(6)                      648                142                   0                  0                 790
12/31/01                      18,131                 61              11,733                  0              29,925

Growth and Income Fund - Investor Class

10/31/99                   1,510,500            171,490              10,404                  0           1,692,394
10/31/00                   2,289,133            133,893               6,446                  0           2,429,472
12/31/00(1)                  420,729              4,778                   0                  0             425,507
12/31/01                   3,403,308             76,057             798,478                  0           4,277,843

Growth and Income Fund - Advisor Class(7)

10/31/00(8)                      238                  1                   0                  0                 239
12/31/00(1)                      456                  0                   0                  0                 456
12/31/01                      22,216                166              24,961                  0              47,343

Growth and Income Fund - Institutional Class(7)

10/31/00(8)                       43                 49                   0                  0                  92
12/31/00(1)                      403                 47                   0                  0                 450
12/31/01                       4,446                296              10,766                  0              15,508

International Stock Fund - Investor Class

10/31/99                     479,453             42,129               2,681                  0             524,263
10/31/00                     504,216             22,885               1,203                  0             528,304
12/31/00(1)                   81,978              8,175                   0                  0              90,153
12/31/01                     493,520             14,158             178,002              5,313             680,367

Large Cap Core Fund - Investor Class

12/31/99                      15,089              2,076                   46              2380              14,831
12/31/00                      25,799              3,446                   56            11,553              17,748
12/31/01                      31,534              1,769               10,859            30,126              14,036

Large Cap Growth Fund - Investor Class

10/31/99                   1,577,271            163,265              10,693                  0           1,751,229
10/31/00                   1,982,424            107,467               5,942                  0           2,095,833
12/31/00(1)                  369,305              3,364                   0                  0             372,669
12/31/01                   2,463,776             67,829             579,975                  0           3,111,580

Mid Cap Disciplined Fund - Investor Class

12/31/99                      12,318              2,119                  44                487              13,994
12/31/00                      26,987              3,519                  46                  0              30,552
12/31/01                     178,525              3,830              19,331                  0             201,686

Multi Cap Value Fund - Investor Class

9/30/99                    2,968,425            231,802              15,950                  0           3,216,177
9/30/00                    1,887,303             73,131               3,847                  0           1,964,281
9/30/01                    1,439,920             22,176             387,832                  0           1,849,928
12/31/01(9)                  350,323              9,799              58,705                  0             418,827

Opportunity Fund - Investor Class

12/31/99                   3,304,024            284,804              16,742                  0           3,605,570
12/31/00                   4,097,131            169,158               7,070                  0           4,273,359
12/31/01                   7,444,868            129,989             985,533                  0           8,560,390

Opportunity Fund - Advisor Class(5)

12/31/00(6)                      454                157                   0                  0                 611
12/31/01                      91,551                604              69,734                  0             161,889

Overseas Fund - Investor Class

10/31/99                      13,063              1,740                  20              7,641               7,182
10/31/00                     158,007              9,251                 321                  0             167,579
12/31/00(1)                   32,928                873                   0                  0              33,801
12/31/01                     211,987              6,436             145,421             76,872             286,972

Technology 100 Fund - Investor Class(10)

12/31/00                   1,025,696             49,179               1,424                  0           1,076,299
12/31/01                   1,437,795             58,022             370,520                  0           1,866,337

U.S. Emerging Growth Fund - Investor Class

12/31/99                      34,690              4,257                 137                  0              39,084
12/31/00                     228,188             11,815                 327                  0             240,330
12/31/01                     338,578             11,076             100,960                  0             450,614

Value Fund - Investor Class

12/31/99                     169,773             18,818               1,063                  0             189,654
12/31/00                     127,618             13,851                 321                  0             141,790
12/31/01                     142,175              6,372              97,025                  0             245,572

(1) For the two-month fiscal period ended December 31, 2000.
(2) For the three-month fiscal period ended December 31, 2000.
(3) These fees do not reflect the fees of the former Advisor Class shares, which were redesignated as and converted into the Investor Class shares on December 27, 2001.
(4) For the eight-month fiscal period ended December 31, 2001.
(5) First offered on February 24, 2000.
(6) For the ten-month fiscal period ended December 31, 2000.
(7) First offered on February 29, 2000.
(8) For the  eight-month fiscal period ended October 31,  2000.
(9) For the three-month fiscal period ended December 31, 2001.
(10) Commenced operations on December 31, 1999.


                                      TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and 90% of its net tax-exempt income must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.

DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND.

FOREIGN TRANSACTIONS


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund would report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund may be subject to federal income tax on a portion of any "excess distribution" (which is made up of a defined part of distributions to shareholders of the PFIC and any gain on their disposition of the PFIC stock), plus interest thereon, even if the Fund distributes such income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Finally, neither of the foregoing will apply if the Fund elects to mark-to-market the gains of the PFIC annually. These gains will be treated as ordinary income.


PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

PURCHASES IN KIND


Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund. In general, investors transferring securities for shares will recognize gain or loss on an "in kind" purchase of the Fund.


USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carry forward position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carry forward position.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE BLUE CHIP, DOW 30 VALUE, AND TECHNOLOGY 100 FUNDS. ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the fair value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board of Directors.


Equity securities are valued at the last sales price on the NASDAQ or, if not traded on the NASDAQ, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.


THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND.

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.


Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, ask or bid prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Fund. Debt securities having remaining maturities of 60 days or less are valued by the amortized cost method when the Advisor determines that the fair value of such securities is their amortized cost under the supervision of the Fund's Board of Directors. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

CLASS K SHARES - ELIGIBILITY CRITERIA


Class K shares are available for the Dividend Income and Growth and Income Funds only. Class K shares are available for purchase by the following categories of investors:

o Employer-sponsored retirement plans, and indirectly, their participants, for which the Administrator, the Fund's Distributor, or one of their affiliates, has entered into an agreement to provide bundled retirement plan recordkeeping services;


o Any accounts in a fee-based advisory program managed by the Advisor including, but not limited to, the Strong Advisor and the Strong Private Client programs; and

o    Any Strong fund of funds structure such as Strong Life Stage Series, Inc.


DEPOSIT OF UNSPECIFIED  FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund (see the "Strong Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.


DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS


Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days , or longer. If no direction is provided as to how and where the proceeds should be sent, we will mail a check to the address on your account.


MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS


TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. For the years 2002 through 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of your earned income each year to your Traditional IRA (or up to $6,000 or 100% of earned income between your Traditional IRA and your non-working spouse's Traditional IRA, but no more than $3,000 in one account). Beginning in year 2005, the maximum annual contribution limit for Traditional IRA contributions will increase from the current maximum of $3,000 to:


o    $4,000 in years 2005 through 2007
o    $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500. Under certain circumstances, your contribution will be deductible.

Also, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o    $500 for years 2002 through 2005
o    $1,000 for 2006 and each year thereafter.


ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the years 2002 through 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2005, your maximum annual contribution limit for Roth IRA contributions will increase from the current $3,000 up to:

o    $4,000 in years 2005 through 2007
o    $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.


If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.


If your modified AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

If you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o    $500 for years 2002 through 2005
o    $1,000 for 2006 and each year thereafter.

EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $2,000 per year into an Education Savings Account for the benefit of a child under age 18. Total contributions to any one child cannot exceed the annual contribution limit. The contributor must have modified AGI under $110,000 (single) or $220,000 (joint) to contribute to an Education Savings Account. Allowed contributions begin to phase-out at $95,000 (single) or $190,000 (joint). Corporations and non-profit entities may make Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Education Savings Account to pay qualified higher education expenses are federally tax free. Qualified education expenses include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.


SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.


SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $7,000, for the year 2002, on a pre-tax basis, to a SIMPLE-IRA account. The SIMPLE IRA deferral limit will increase as follows:


$8,000 in 2003
$9,000 in 2004
$10,000 in 2005.

These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$500 for 2002
$1,000 for 2003
$1,500 for 2004
$2,000 for 2005

$2,500 for 2006 and thereafter.

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.


DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


PLEASE NOTE, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.


RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM


Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.


TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.

                                  ORGANIZATION


The Fund is a "Series" of common stock of a Corporation, as described in the chart below:

                                               Incorporation   Date Series     Date Class     Authorized       Par
                 Corporation                        Date         Created        Created         Shares      Value ($)

---------------------------------------------- --------------- ------------- --------------- -------------- -----------

Strong Asia Pacific Fund, Inc.                    12/28/90                                    Indefinite      .00001
    - Strong Asia Pacific Fund                                   12/28/90                     Indefinite      .00001
       oInvestor Class(1)                                                       12/28/90      Indefinite      .00001

Strong Balanced Fund, Inc.(2)                     09/03/81                                    Indefinite         .01
    - Strong Balanced Fund                                       09/03/81                     Indefinite         .01
       oInvestor Class(1)                                                       09/03/81      Indefinite         .01

Strong Balanced Stock Fund, Inc.(3)               12/28/90                                    Indefinite      .00001
   - Strong Balanced Asset Fund(4)                               12/31/97                     Indefinite      .00001
       oInvestor Class(1)                                                       12/31/97      Indefinite      .00001

Strong Conservative Equity Funds, Inc.(5)         12/28/90                                    Indefinite      .00001
   - Strong Advisor U.S. Value Fund(6)                           10/27/95                     Indefinite       00001
       oClass A                                                                 11/30/00      Indefinite      .00001
       oClass B                                                                 11/30/00      Indefinite      .00001
       oClass C                                                                 11/30/00      Indefinite      .00001
       oClass K                                                                 12/27/01      Indefinite      .00001
       oClass Z(7)                                                              10/27/95      Indefinite      .00001
   - Strong Blue Chip Fund(8)                                    06/25/97                     Indefinite      .00001
       oInvestor Class(9)                                                       06/25/97      Indefinite      .00001
   - Strong Dividend Income Fund(10)                             12/28/90                     Indefinite      .00001
       oInvestor Class(11)                                                      12/28/90      Indefinite      .00001
       oClass K                                                                 12/27/01      Indefinite      .00001
   - Strong Energy Fund(12)                                      08/14/97                     Indefinite      .00001
       oInvestor Class(1)                                                       08/14/97      Indefinite      .00001
   - Strong Growth and Income Fund                               10/27/95                     Indefinite      .00001
       oInvestor Class(13)                                                      10/27/95      Indefinite      .00001
       oAdvisor Class                                                           02/22/00      Indefinite      .00001
       oInstitutional Class                                                     02/22/00      Indefinite      .00001
       oClass K                                                                 12/27/01      Indefinite      .00001

Strong Discovery Fund, Inc.                       9/24/87                                     Indefinite        .001
    - Strong Discovery Fund                                      9/24/87                      Indefinite        .001
       oInvestor Class(14)                                                      9/24/87       Indefinite        .001

Strong Equity Funds, Inc.(15)                     12/28/90                                    Indefinite      .00001
   - Strong Advisor Mid Cap Growth Fund(16)                      10/28/96                     Indefinite      .00001
       oClass A                                                                 11/30/00      Indefinite      .00001
       oClass B                                                                 11/30/00      Indefinite      .00001
       oClass C                                                                 11/30/00      Indefinite      .00001
       oClass L                                                                 11/30/00      Indefinite      .00001
       oClass Z(17)                                                             10/28/96      Indefinite      .00001
   - Strong Advisor Small Cap Value Fund (16)                    12/10/97                     Indefinite      .00001
       oClass A                                                                 11/30/00      Indefinite      .00001
       oClass B                                                                 11/30/00      Indefinite      .00001
       oClass C                                                                 11/30/00      Indefinite      .00001
       oClass L                                                                 11/30/00      Indefinite      .00001
       oClass Z(17)                                                             12/10/97      Indefinite      .00001
   - Strong Dow 30 Value Fund                                    12/10/97                     Indefinite      .00001
       oInvestor Class(11)                                                      12/10/97      Indefinite      .00001
   - Strong Enterprise Fund                                      9/15/98                      Indefinite      .00001
       oInvestor Class(18)                                                      9/15/98       Indefinite      .00001
       oAdvisor Class                                                           2/17/00       Indefinite      .00001
   - Strong Growth Fund                                          12/28/90                     Indefinite      .00001
       oInvestor Class(18)                                                      12/28/90      Indefinite      .00001
       oAdvisor Class                                                           2/17/00       Indefinite      .00001
       oInstitutional Class                                                     2/17/00       Indefinite      .00001
   - Strong Growth 20 Fund                                       6/04/97                      Indefinite      .00001
       oInvestor Class(18)                                                      6/04/97       Indefinite      .00001
       oAdvisor Class                                                           2/17/00       Indefinite      .00001
   - Strong Index 500 Fund(16)                                   4/08/97                      Indefinite      .00001
       oInvestor Class(11)                                                      4/08/97       Indefinite      .00001
   - Strong Large Cap Core Fund(19)                               5/4/98                      Indefinite      .00001
       oInvestor Class(11)                                                       5/4/98       Indefinite      .00001
   - Strong Mid Cap Disciplined Fund                             12/15/98                     Indefinite      .00001
       oInvestor Class(11)                                                      12/15/98      Indefinite      .00001
   -Strong Technology 100 Fund                                   12/14/99                     Indefinite      .00001
       oInvestor Class(11)                                                      12/14/99      Indefinite      .00001
   -Strong U.S. Emerging Growth Fund                             12/15/98                     Indefinite      .00001
       oInvestor Class(11)                                                      12/15/98      Indefinite      .00001
   - Strong Value Fund                                           11/01/95                     Indefinite      .00001
       oInvestor Class(11)                                                      11/01/95      Indefinite      .00001

Strong Equity Funds II, Inc.                     2/9/01(20)                                   Indefinite      .00001
   - Strong Multi Cap Value Fund(21)                              6/1/01                      Indefinite      .00001
         oInvestor Class                                                         6/1/01       Indefinite      .00001
   - Strong All Cap Value Fund                                   3/14/02                      Indefinite      .00001
         oInvestor Class                                                        3/14/02       Indefinite      .00001
   - Strong Small Company Value Fund                             3/14/02                      Indefinite      .00001
         oInvestor Class                                                        3/14/02       Indefinite      .00001
   - Strong Strategic Value Fund                                 3/14/02                      Indefinite      .00001
         oInvestor Class                                                        3/14/02       Indefinite      .00001

Strong International Equity Funds,  Inc.(22)     12/28/90                                    Indefinite      .00001
   - Strong International Stock Fund                             12/28/90                     Indefinite      .00001
         oInvestor Class                                                        12/28/90      Indefinite      .00001
    - Strong Foreign MajorMarkets Fund                            5/22/98                      Indefinite      .00001
         oInvestor Class                                                        5/22/98       Indefinite      .00001
    - Strong Overseas Fund                                        5/22/98                      Indefinite      .00001
       oInvestor Class                                                          5/22/98       Indefinite      .00001


Strong Large Cap Growth Fund, Inc.(23)            9/03/81                                     Indefinite         .01
   -Strong Large Cap Growth Fund                                 9/03/81                      Indefinite         .01
       oInvestor Class(1)                                                       9/03/81       Indefinite         .01

Strong Opportunity Fund, Inc.                     7/05/83                                     Indefinite         .01
   - Strong Advisor Endeavor 20 Fund(16)                        12/15/00                      Indefinite         .01
       oClass A                                                                12/15/00       Indefinite         .01
       oClass B                                                                12/15/00       Indefinite         .01
       oClass C                                                                12/15/00       Indefinite         .01
       oClass L                                                                12/15/00       Indefinite         .01
   -Strong Endeavor Fund                                         03/15/01                     Indefinite         .01
       oInvestor Class                                                          03/15/01      Indefinite         .01
   - Strong Opportunity Fund                                     7/05/83                      Indefinite         .01
       oInvestor Class(18)                                                      7/05/83       Indefinite         .01
       oAdvisor Class                                                           2/17/00       Indefinite         .01

(1) Prior to April 9, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(2) Prior to June 23, 2000, the Corporation's name was Strong Asset Allocation Fund, Inc.
(3) Prior toDecember 11, 1997, the Corporation's name was Strong Insured Municipal Bond Fund, Inc. Prior to March 12, 2001, the Corporation's name was Strong Schafer Funds, Inc.
(4) Prior to March 12, 2001, the Fund's name was Strong Schafer Balanced Fund. Prior to May 1, 2002, the Fund's name was Strong Balanced Stock Fund.
(5) Prior to October 27, 1995, the Corporation's name was Strong American Utilities Fund, Inc.
(6) Prior to November 30, 2000, the Fund's name was Strong Equity Income Fund. The Fund is currently described in a different SAI.
(7)Prior to November 30, 2000, the Class Z shares of the Fund were designated as shares of common stock of the Fund.
(8) Prior to May 1, 2001, the Fund's name was Strong Blue Chip 100 Fund.
(9) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund. The former Advisor Class shares of the Fund were redesignated as and converted into the Investor Class shares on December 27, 2001.
(10) Prior to December 7, 2001, the Fund's name was Strong American Utilities Fund.
(11) Prior to May 1, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(12) Prior to March 1, 2001, the Fund's name was Strong Limited Resources Fund.
(13) Prior to February 22, 2000, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(14) Prior to November 15, 2001, the Investor Class shares of the Fund were designated as shares of common stock of the Fund.
(15) Prior to November 1, 1995, the Corporation's name was Strong Growth Fund, Inc.
(16) Described in a different SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.
(17) Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.
(18) Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
(19) Prior to May 1, 2001, the Strong Large Cap Core Fund's name was the Strong Strategic Growth Fund.
(20) Although the Corporation was incorporated on February 9, 2001, it did not succeed to the operations of the Strong Multi Cap Value Fund, Inc. (f/k/a Strong Schafer Value Fund, Inc.), which was incorporated under the laws of the State of Maryland on August 12, 1985 and commenced operations on October 22, 1985 (the "Predecessor Fund") until June 1, 2001.
(21) The Fund is the successor to the Predecessor Fund. Prior to January 10, 1996, the Fund was known as Schafer Value Fund, Inc. Any reference herein to the Strong Multi Cap Value Fund, including any financial information and performance data relating to the period prior to June 1, 2001, reflects the Fund as constituted prior to the commencement of operations as a series of a Wisconsin corporation.
(22) Prior to May 22, 1998, the Corporation's name was Strong International Stock Fund, Inc.
(23) Prior to May 1, 2000, the Corporation's name was Strong Total Return Fund, Inc.

The Strong Asia Pacific Fund is a diversified series of Strong Asia Pacific Fund, Inc., which is an open-end management investment company. The Strong Balanced Fund is a diversified series of Strong Balanced Fund, Inc., which is an open-end management investment company. The Strong Balanced Asset Fund is a diversified series of Strong Balanced Stock Fund, Inc., which is an open-end management investment company. The Strong Blue Chip Fund, Strong Dividend Income Fund, Strong Energy Fund, and Strong Growth and Income Fund, are diversified series of Strong Conservative Equity Funds, Inc., which is an open-end management investment company. The Strong Discovery Fund is a diversified series of Strong Discovery Fund, Inc., which is an open-end management investment company. The Strong Enterprise Fund, Strong Growth Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund and Strong Growth 20 Fund are nondiversified series of Strong Equity Funds, Inc. The Strong All Cap Value Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, and Strong Strategic Value Fund are diversified series of Strong Equity Funds II, Inc., which is an open-end management investment company. The Strong International Stock Fund, Strong Foreign MajorMarkets Fund, and Strong Overseas Funds are diversified series of Strong International Equity Funds, Inc., which is an open-end management investment company. The Strong Large Cap Growth Fund is a diversified series of Strong Large Cap Growth Fund, Inc., which is an open-end management investment company. The Strong Endeavor Fund and Strong Opportunity Fund are diversified series of Strong Opportunity Fund, Inc., which is an open-end management investment company.


The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS




Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION


The Funds may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.

Performance figures for Institutional Class shares of the Growth Fund and the Growth and Income Fund which were first offered to the public on February 24, 2000 and February 29, 2000, respectively, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through February 23, 2000 and February 28, 2000, respectively. For the Advisor Class shares of the Enterprise, Growth, Growth 20, and Opportunity Funds, and for the Growth and Income Fund, which also were first offered to the public on February 24, 2000, and February 29, 2000, respectively, performance is based on the historical performance of the Fund's Investor Class of shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. Performance figures for the Investor Class shares of Dividend Income Fund are based on the historical performance of the Fund under its previous investment strategy (I.E., to primarily invest in U.S. public utility companies) from the inception of the Fund up to December 8, 2001. Performance figures for Class K shares of the Growth and Income Funds, which were first offered for sale on December 31, 2001, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through December 30, 2001. Performance figures for Class K shares of the Dividend Income Fund include the historical performance of the Fund's Investor Class shares under its previous investment strategy for the period from the Fund's inception through December 7, 2001 and under its current investment strategy from December 8, 2001 up to December 30, 2001. The performance figures for each class of shares will vary based on differences in their expense ratios.

Historical returns for the Advisor Class shares provided in this SAI may be higher or lower than historical returns provided in previous SAIs and other materials because current systems are able to more effectively reflect the recalculation process.


DISTRIBUTION RATE


The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.


AVERAGE ANNUAL TOTAL RETURN


The Fund's average annual total return quotation (including after taxes on distributions and after taxes on distributions and sale of Fund shares, as described in the "Total Return" section below) is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.


TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.


The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect (39.1%). Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class' performance, adjusted for the difference in sales charges and expenses among the classes.


CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.



NOTE - THE FOLLOWING TABLE DOES NOT CONTAIN INFORMATION ON THE ALL CAP VALUE, SMALL COMPANY VALUE, AND STRATEGIC VALUE FUNDS BECAUSE THEY WERE NOT OFFERED FOR SALE UNTIL MARCH 28, 2002.

                                  TOTAL RETURN

ASIA PACIFIC FUND

INVESTOR CLASS
----------------- ------------- -------------------- ------------- ---------------------------------------------------
                                                                              Average Annual Total Return
                                                                   ---------------------------------------------------
                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
One Year            $10,000           $8,750           -12.50%       -12.50%          -12.82%           -7.61%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
Five Years          $10,000           $7,229           -27.71%        -6.28%           -7.08%           -5.19%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
Life of Fund(1)     $10,000           $7,407           -25.93%        -3.68%           -4.53%           -3.17%
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
(1)  Commenced operations on December 31, 1993.

BALANCED FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $8,897           -11.03%       -11.03%          -12.08%           -6.72%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $13,624           36.24%         6.38%            3.97%            4.19%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Ten Years         $10,000             $21,364          113.64%         7.89%            4.89%            5.02%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $94,843          848.43%        11.91%            8.72%            8.57%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 30, 1981.

BALANCED ASSET FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $10,075            0.75%         0.75%            0.49%            0.46%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $11,921           19.21%         4.49%            3.59%            3.16%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1997.

BLUE CHIP FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,464           -25.36%      -25.36%           -25.36%          -15.45%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $13,207           32.07%        6.38%             6.00%            5.20%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on June 30, 1997.

DISCOVERY FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $10,417            4.17%        4.17%             3.89%            2.80%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $13,529           35.29%        6.23%             4.21%            4.28%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Ten Years         $10,000             $21,753          117.53%        8.08%             5.18%            5.21%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $54,711          447.11%       12.91%             9.92%            9.59%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1987.

DIVIDEND INCOME FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------


One Year          $10,000             $8,880           -11.20%      -11.20%           -11.97%           -6.81%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $17,459           74.59%       11.79%             9.53%            8.95%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $26,373          163.73%       12.09%             9.86%            9.20%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on July 1, 1993.

CLASS K(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------


                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $8,880          -11.20%       -11.20%           -11.97%           -6.81%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $17,459          74.59%        11.79%             9.53%            8.95%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000             $26,373         163.73%        12.09%             9.86%            9.20%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1) First offered on December 31, 2001.
(2)  Commenced operations on July 1, 1993.

DOW 30 VALUE FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   -------------- --------------- --------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $9,271           -7.29%        -7.29%            -7.48%           -4.44%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $12,804          28.04%         6.37%             6.07%            5.03%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1997.

ENDEAVOR FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $9,940           -0.60%           N/A            -0.81%           -0.50%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on April 6, 2001.

ENERGY FUND

 INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $8,670           -13.30%       -13.30%          -13.30%           -8.10%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $10,841            8.41%         1.92%            1.90%            1.53%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on September 30, 1997.

ENTERPRISE FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,804           -21.96%       -21.96%          -21.96%          -13.37%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $23,257          132.57%        29.65%           28.90%           24.59%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on September 29, 1998.

ADVISOR CLASS(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,785           -22.15%       -22.15%          -22.15%          -13.49%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000             $23,050          130.50%        29.30%           28.55%           24.29%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 24, 2000.
(2)  Commenced operations on September 29, 1998.

FOREIGN MAJORMARKETS FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $8,006           -19.94%       -19.94%          -20.10%          -12.15%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $8,467           -15.33%        -4.64%           -5.51%           -3.92%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

 (1)  Commenced operations on June 30, 1998.

GROWTH FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $6,561           -34.39%       -34.39%         -34.44%           -20.90%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $15,760           57.60%         9.52%           6.16%             6.84%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $31,146          211.46%        15.26%          12.72%            12.23%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1993.

ADVISOR CLASS(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $6,546           -34.54%       -34.54%         -34.59%           -20.99%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $15,531           55.31%         9.20%           5.85%             6.58%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000             $30,418          204.18%        14.92%          12.38%            11.94%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 24, 2000.
(2)  Commenced operations on December 31, 1993.

INSTITUTIONAL CLASS(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------
----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000              $6,616         -33.84%       -33.84%         -33.88%           -20.56%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $15,954           59.54%         9.79%           6.43%             7.05%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $31,530         215.30%        15.44%          12.89%            12.38%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 24, 2000.
(2)  Commenced operations on December 31, 1993.

GROWTH 20 FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $5,866           -41.35%       -41.35%         -41.35%           -25.18%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $17,127           71.27%        12.70%          11.27%            10.09%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on June 30, 1997.

ADVISOR CLASS(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $5,862           -41.38%       -41.38%         -41.38%           -25.20%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000             $16,955           69.55%        12.45%          11.02%             9.87%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 24, 2000.
(2)  Commenced operations on June 30,  1997.

GROWTH AND INCOME FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,994           -20.06%       -20.06%         -20.06%           -12.22%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $16,445           64.45%        10.46%           9.99%             8.44%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $21,692          116.92%        13.78%          13.31%            11.39%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 29, 1995.

ADVISOR CLASS(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,978           -20.22%       -20.22%         -20.22%           -12.31%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $16,255           62.55%        10.20%           9.74%             8.22%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000             $21,390          113.90%        13.51%          13.05%            11.15%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 29, 2000.
(2)  Commenced operations on December 29, 1995.

INSTITUTIONAL CLASS(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $8,048           -19.52%       -19.52%         -19.52%           -11.89%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $16,614           66.14%        10.69%          10.22%             8.63%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $21,916          119.16%        13.97%          13.51%            11.55%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 29, 2000.
(2)  Commenced operations on December 29, 1995.

CLASS K(1)


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,994           -20.06%       -20.06%         -20.06%           -12.22%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $16,445           64.45%        10.46%           9.99%             8.44%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000             $21,692          116.92%        13.78%          13.31%            11.39%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1) First offered on December 31, 2001.
(2)  Commenced operations on December 29, 1995.

INTERNATIONAL STOCK FUND

INVESTOR CLASS


----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000              $7,756         -22.44%       -22.44%         -23.06%           -13.66%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000              $7,553         -24.47%        -5.46%          -6.14%            -4.55%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $12,583          25.83%         2.37%           1.08%             1.37%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1) Commenced operations on March 4, 1992.

LARGE CAP CORE FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $8,879           -11.21%       -11.21%         -11.21%            -6.83%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $11,734           17.34%         4.67%           3.97%             3.49%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on June 30, 1998.

LARGE CAP GROWTH FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $6,773            -32.27%      -32.27%         -32.27%           -19.65%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $15,362            53.62%        8.97%           5.00%             6.08%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Ten Years         $10,000             $27,042           170.42%       10.46%           7.49%             7.69%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000            $131,366         1,213.66%       13.74%          10.40%            10.32%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 30, 1981.

MID CAP DISCIPLINED FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $11,241            12.41%       12.41%          12.40%             7.56%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $18,663            86.63%       23.12%          22.05%            18.57%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1998.

MULTI CAP VALUE FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $10,351             3.51%        3.51%           3.50%             2.14%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $10,826             8.26%        1.60%           1.21%             1.11%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Ten Years         $10,000             $25,192           151.92%        9.68%           8.55%             7.63%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $55,661           456.61%       11.18%           9.66%             8.93%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on October 22, 1985

OPPORTUNITY FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $9,520             -4.80%       -4.80%          -5.42%            -2.59%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $19,656            96.56%       14.47%          11.15%            10.87%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Ten Years         $10,000             $43,364           333.64%       15.80%          13.09%            12.47%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000            $125,085         1,150.85%       17.10%          14.72%            14.12%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1985.

ADVISOR CLASS (1)

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $9,492             -5.08%       -5.08%          -5.71%            -2.76%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $19,353            93.53%       14.12%          10.77%            10.56%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Ten Years         $10,000             $42,041           320.41%       15.44%          12.72%            12.15%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(2)   $10,000            $119,043         1,090.43%       16.74%          14.35%            13.78%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  First offered on February 24, 2000.
(2)  Commenced operations on December 31, 1985.

OVERSEAS FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000              $8,085          -19.15%      -19.15%         -19.68%           -11.66%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $11,044           10.44%        2.88%           2.68%             2.22%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1) Commenced operations on June 30, 1998.

TECHNOLOGY 100 FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $5,983            -40.17%      -40.17%         -40.17%           -24.47%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $4,810            -51.90%      -30.65%         -30.65%           -23.53%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1999

U.S. EMERGING GROWTH FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $7,913            -20.87%      -20.87%         -20.87%           -12.71%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $15,782            57.82%       16.43%          15.82%            13.24%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 31, 1998.

VALUE FUND

INVESTOR CLASS

----------------- ------------- -------------------- ------------- ---------------------------------------------------

                                                                              Average Annual Total Return

                                                                   ---------------------------------------------------

                   Initial                                                        After Taxes       After Taxes on
                   $10,000       Ending $ value       Cumulative                       on          Distributions and
Time Period       Investment    December 31, 2001    Total Return   Before Taxes  Distributions   Sale of Fund Shares

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

One Year          $10,000             $9,975             -0.25%       -0.25%          -2.13%             0.14%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Five Years        $10,000             $15,980            59.80%        9.83%           6.92%             7.29%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

Life of Fund(1)   $10,000             $18,667            86.67%       10.96%           8.42%             8.38%

----------------- ------------- -------------------- ------------- -------------- --------------- --------------------

(1)  Commenced operations on December 29, 1995.


COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.




INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.

FUND NAME                                   INVESTMENT  OBJECTIVES

----------------------------------------- --------------------------------------------------------------------------

CASH MANAGEMENT
----------------------------------------- --------------------------------------------------------------------------
Strong  Heritage  Money Fund              Current  income,  a stable  share price,  and daily
                                          liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Investors Money Fund(1)           Current income,  a stable share price, and daily
                                          liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Money Market Fund                  Current  income, a stable share price, and daily
                                          liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal  Money Market Fund       Federally tax-exempt  current  income,  a stable
                                          share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Tax-Free Money Fund                Federally tax-exempt  current  income,  a stable
                                          share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund       Current income with a very low degree of
                                          share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Ultra Short-Term  Municipal        Federally  tax-exempt  current income with a very
                                          low degree of Income Fund share-price fluctuation.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

GROWTH AND INCOME
----------------------------------------- --------------------------------------------------------------------------
Strong Balanced Fund                      High total return  consistent with reasonable risk over the long term.
----------------------------------------- --------------------------------------------------------------------------
Strong Balanced Asset Fund                Total return by investing for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Blue Chip  Fund                    Total return by investing for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong  Dividend  Income  Fund            Total return by investing for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Energy Fund                        Total return by investing for both capital growth and income.
----------------------------------------- --------------------------------------------------------------------------
Strong Growth and Income Fund             High total return by investing for capital growth and income.
----------------------------------------- --------------------------------------------------------------------------
Strong  Multi Cap Value Fund             Long-term capital  growth.  Current income is a secondary objective.

----------------------------------------- --------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

  GROWTH (DOMESTIC AND INTERNATIONAL EQUITY)
--------------------------------------------------------------------------------------------------------------------
Strong All Cap Value Fund                 Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Asia Pacific Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Discovery Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Dow 30 Value Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Endeavor Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Enterprise Fund                    Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Growth Fund                        Capital growth.
----------------------------------------- --------------------------------------------------------------------------




----------------------------------------- --------------------------------------------------------------------------
Strong Growth 20 Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Index 500 Fund                     To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S.
                                          market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------------- --------------------------------------------------------------------------
Strong  International Stock Fund(1)       Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Core Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Growth Fund              Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Opportunity Fund                   Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong  Overseas Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Small Company Value Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Strategic Value Fund               Capital growth

----------------------------------------- --------------------------------------------------------------------------
Strong Technology 100 Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund          Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Value Fund                         Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------


INCOME
----------------------------------------- --------------------------------------------------------------------------
Strong Corporate  Bond Fund               Total  return by investing  for a high level of current
                                          income  with  a  moderate   degree  of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------

Strong Government Securities Fund         Total return by  investing  for a high level of  current
                                          income  with  a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------

Strong High-Yield Bond Fund               Total return by investing for a high level of current income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  Bond Fund              Total  return by investing  for a high level of current
                                          income with a low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong  Short-Term  High Yield            Total  return by  investing  for a high level of current income
Bond Fund                                 with a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
LIFE STAGE SERIES
----------------------------------------- --------------------------------------------------------------------------
Strong Aggressive Portfolio               Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Conservative Portfolio             Total return by investing  primarily  for  income  and
                                          secondarily for capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Moderate  Portfolio                Total  return  by investing primarily for capital growth
                                          and secondarily for income.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
MUNICIPAL INCOME
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Municipal Bond Fund     Total return by  investing  for a high level
                                          of federally tax-exempt current income.
----------------------------------------- --------------------------------------------------------------------------
Strong Intermediate Municipal Bond Fund   Total return by  investing  for a high level
                                          of federally    tax-exempt   current income.
----------------------------------------- --------------------------------------------------------------------------

Strong Municipal Bond Fund                Total return by investing  for a high level of federally
                                          tax-exempt  current income with a moderate  degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term High Yield Municipal    Total return by investing  for a high level of  federally
Fund                                      tax-exempt current  income with a moderate  degree of
                                          share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund     Total return by  investing  for a high level of federally
                                          tax-exempt current income with  a  low  degree  of   share-price
                                          fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Wisconsin  Tax-Free  Fund          Total return by  investing  for  a  high level of current
                                          income that is exempt from federal and Wisconsin  personal income taxes.

----------------------------------------- --------------------------------------------------------------------------


(1) The Investors Money Fund and International Stock Fund are currently closed to new accounts.


The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


       UNDER 1 YEAR               1  OR MORE YEARS             4  OR MORE YEARS              5 OR MORE YEARS
       ------------               ----------------             ----------------              -------------
Heritage Money Fund          Ultra Short-Term             Conservative Portfolio         Aggressive Portfolio
Investors Money Fund            Income Fund               Corporate Bond Fund            All Cap Value Fund
Money Market Fund            Ultra Short-Term Municipal   Government Securities Fund     Asia Pacific Fund
Municipal Money                 Income Fund               High-Yield Bond Fund           Balanced Fund
   Market Fund                                            High-Yield Municipal           Balanced Asset Fund
Tax-Free Money Fund                                          Bond Fund                   Blue Chip  Fund
                                                          Intermediate Municipal         Discovery Fund
                                2  OR MORE YEARS             Bond Fund                   Dividend Income Fund
                               -----------------          Municipal Bond Fund            Dow 30 Value Fund
                             Short-Term Bond Fund         Wisconsin Tax-Free Fund        Endeavor Fund
                             Short-Term High Yield                                       Energy Fund
                                Bond Fund                                                Enterprise Fund
                             Short-Term High Yield                                       Foreign MajorMarketsSM Fund
                                Municipal Fund                                           Growth Fund
                             Short-Term Municipal                                        Growth 20 Fund
                                Bond Fund                                                Growth and Income Fund
                                                                                         Index 500 Fund
                                                                                         International Stock Fund
                                                                                         Large Cap Core Fund
                                                                                         Large Cap Growth Fund
                                                                                         Mid Cap Disciplined Fund
                                                                                         Moderate Portfolio
                                                                                         Multi Cap Value Fund
                                                                                         Opportunity Fund
                                                                                         Overseas Fund
                                                                                         Small Company Value Fund
                                                                                         Strategic  Value Fund
                                                                                         Technology 100 Fund
                                                                                         U.S. Emerging Growth Fund
                                                                                         Value Fund



PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  (SIGMA)(xi - xm)2
                                                  _________________
                                                         n-1

Where:   (SIGMA) = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.


                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.


1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.


3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.


4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.       Schedules of Investments in Securities.
2.       Statements of Assets and Liabilities.
3.       Statements of Operations.
4.       Statements of Changes in Net Assets.
5.       Notes to Financial Statements.
6.       Financial Highlights.
7.       Report of Independent Accountants.

                    APPENDIX A- DEFINITION OF CREDIT RATINGS


                     STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.





AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.





AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.





A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.





BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.





BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.





B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.





CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.





CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.





C
A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.




D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)



The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.


N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            MOODY'S LONG-TERM RATINGS

AAA

Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA

Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


            FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS


AAA (XXX)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.


"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-term national rating category or to categories below 'CCC (xxx)'.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS





A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.




A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS


A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
     o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
     o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:


SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS


Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1


Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME


Issuers rated Not Prime do not fall within any of the Prime rating categories.


In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


           FITCH RATINGS ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS


F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, E.G. A1+, A1, A2 and A3.

                APPENDIX B - ASSET COMPOSITION BY CREDIT RATINGS


For the fiscal year ended December 31, 2001, the Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of twelve monthly calculations.


STRONG BALANCED FUND


                         RATED                                       ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    17.9%                                                 0.0%
AA                      1.8%                                                 0.0%
A                       5.9%                                                 0.0%
BBB                     5.5%                                                 0.0%
BB                      2.0%                                                 0.0%
B                       5.4%                                                 0.1%
CCC                     2.1%                                                 0.1%
CC                      0.0%                                                 0.1%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Subtotal               40.6%         +                                       0.3%       =      40.9%
                                                              Equity Securities         +      59.1%
Total                                                                                         100%




STRONG BALANCED ASSET FUND

                         RATED                                       ADVISOR'S ASSESSMENT
RATING                SECURITIES(1)                                 OF UNRATED SECURITIES
-------------- ---------------------------- -----------------------------------------------------------------------
AAA                    37.9%                                                 0.0%
AA                      0.0%                                                 0.0%
A                       0.0%                                                 0.0%
BBB                     0.0%                                                 0.0%
BB                      0.0%                                                 0.0%
B                       0.0%                                                 0.0%
CCC                     0.0%                                                 0.0%
CC                      0.0%                                                 0.0%
C                       0.0%                                                 0.0%
D                       0.0%                                                 0.0%
Subtotal               37.9%           +                                     0.0%     =      37.9%
                                                                Equity Securities  +         62.1%
Total                                                                                       100%




(1) The indicated percentages are based on the highest rating received from any one NRSRO. Each of the NRSROs utilizes rating categories that are substantially similar to those used in this chart (see Appendix A for the rating categories of several NRSROs).




                             STRONG BALANCED FUND, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

(a)      Articles of Incorporation dated July 31, 1996(3)
(a.1)    Amendment to Articles of Incorporation effective April 9, 2001(6)
(b)      Bylaws dated October 20, 1995(2)
(b.1)    Amendment to Bylaws dated May 1, 1998(4)
(b.2)    Amendment to Bylaws dated April 5, 2001(6)
(b.3)    Amendment to Bylaws dated March 1, 2002
(c)      Specimen Stock Certificate(1)
(d)      Amended and Restated Investment Advisory Agreement(7)
(e)      Distribution Agreement(6)
(f)      Inapplicable
(g)      Custodian and Remote Access Agreement(6)
(h)      Transfer and Dividend Disbursing Agent Agreement(9)
(h.1)    Investor Class Shares Administration Agreement(9)
(i)      Inapplicable
(j)      Consent of Independent Accountants
(k)      Inapplicable
(l)      Inapplicable
(m)      Inapplicable
(n)      Amended and Restated Rule 18f-3 Plan
(p)      Code of Ethics for Access Persons dated April 5, 2001(6)
(p.1)    Code of Ethics for Non-Access Persons dated November 9, 2000(5)
(q)      Power of Attorney dated as of December 12, 2001(8)
(r)      Letter of Representation

--------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Registrant filed on or about April 24, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Registrant filed on or about February 26, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of Registrant filed on or about February 27, 1997.

(4) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Registrant filed on or about December 31, 1998.

(5) Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Registrant filed on or about December 14, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Registrant filed on or about April 12, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Registrant filed on or about August 3, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Registrant filed on or about December 12, 2001.

(9) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Registrant filed on or about December 27, 2001.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION

         Officers and directors of the Fund, its advisor and underwriter are insured under a joint directors and officers/ errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section
7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person ereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The information contained under "Who are the funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

(a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Stock Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Equity Funds II, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

         (b)

Name and Principal                          Positions and Offices               Positions and Offices
BUSINESS ADDRESS                            WITH UNDERWRITER                    WITH FUND
----------------------------------------------------------------------------------------------------------

Dennis A. Wallestad                         President                           Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato                          Executive Vice President            none
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                            Vice President, Chief               Vice President and Secretary
100 Heritage Reserve                        Compliance Officer, Secretary,
Menomonee Falls, WI  53051                  and General Counsel

Jahn Hanshaft                               Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Randy Henze                                 Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dana J. Russart                             Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Lawrence B. Zuntz                           Vice President                      none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                           Chief Financial Officer             Vice President
100 Heritage Reserve                        and Treasurer
Menomonee Falls, WI  53051

Kevin J. Scott                              Assistant Treasurer                 none
100 Heritage Reserve
Menomonee Falls, WI  53051

         (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         All accounts,  books, or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President and Secretary, Richard W. Smirl, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 29th day of April 2002.

                                            STRONG BALANCED FUND, INC.
                                            (Registrant)


                                     By:   /s/Richard W. Smirl
                                   ---------------------------------------------
                                 Richard W. Smirl, Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                              DATED
                                                                                                      AS OF


                                                Chairman of the Board (Principal Executive
/s/ Richard S. Strong                           Officer) and a Director                          April 29, 2002
-----------------------------------------------
Richard S. Strong

                                                Treasurer (Principal Financial and
/s/ John W. Widmer                              Accounting Officer)                              April 29, 2002
-----------------------------------------------
John W. Widmer


                                                Director                                         April 29, 2002
-----------------------------------------------
Willie D. Davis*


                                                Director                                         April 29, 2002
-----------------------------------------------
William F. Vogt*


                                                Director                                         April 29, 2002
-----------------------------------------------
Stanley Kritzik*


                                                Director                                         April 29, 2002
-----------------------------------------------
Neal Malicky*

* Susan A. Hollister signs this document pursuant to the power of attorney filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A.


                                    By: /s/ Susan A. Hollister
                                       ---------------------------------------
                                       Susan A. Hollister

                                  EXHIBIT INDEX
                                                                    EDGAR
EXHIBIT NO.        EXHIBIT                                          EXHIBIT NO.
-----------        -------                                          -----------
(b.3)             Amendment to Bylaws dated March 1, 2002            EX-99.b3
(j)               Consent of Independent Accountants                 EX-99.j
(n)               Amended and Restated Rule 18f-3 Plan               EX-99.n
(r)               Letter of Representation                           EX-99.r